PROSPECTUS
                                                               August 15, 1997
                          Countrywide Investment Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                                MONEY MARKET FUND

         The Money Market Fund (the "Fund"), a separate series of Countrywide Investment Trust, seeks high current income, consistent with liquidity and stability of principal. The Fund invests primarily in high-quality U.S. dollar-denominated money market instruments.

         THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

      SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
BOARD OR ANY OTHER AGENCY.

         Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

    Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, the Fund, on or about August 29, 1997, will succeed to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which is an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of the Fund and the Predecessor Fund are substantially identical and the financial data and information in this Prospectus relates to the Predecessor Fund.

     This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated August 15, 1997 has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.
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For Information or Assistance in Opening An Account, Please Call:

Nationwide (Toll-Free)............................................800-543-0407
Cincinnati........................................................513-629-2050
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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
-------------------

Shareholder Transaction Expenses
   Sales Load Imposed on Purchases                              None
   Sales Load Imposed on Reinvested Dividends                   None
   Exchange Fee                                                 None
   Redemption Fee                                               None*
   Check Redemption Processing Fee (per check):
          First six checks per month                            None
          Additional checks per month                           $0.25

    * A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------
   Management Fees                             .48%
   12b-1 Fees                                  .17%(A)
   Other Expenses                              .15%
                                               ----
   Total Fund Operating Expenses               .80%
                                               ====


(A) The Fund may incur 12b-1 fees in an amount up to .35% of its average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

      The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on estimated amounts for the current fiscal year. The Adviser will, until at least August 31, 1999, waive fees and reimburse expenses to the extent necessary to limit total operating expenses to .80% of the Fund's average net assets. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                 1 Year    3 Years     5 Years    10 Years
                 ------    -------     -------    --------
                  $ 8       $ 26        $ 44       $ 99

FINANCIAL HIGHLIGHTS
--------------------
      The following audited financial information for the Predecessor Fund for the fiscal year ended August 31, 1996 has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements. The following unaudited financial information for the period ended February 28, 1997 should be read in conjunction with the financial statements. The annual financial statements as of August 31, 1996 and the independent auditors' report thereon and the semiannual financial statements as of February 28, 1997 appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling the Fund.

Selected Per Share Data and Ratios for a Share Outstanding for the Predecessor Fund Throughout Each Period

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING FOR
THE PREDECESSOR FUND THROUGHOUT THE PERIODS

                                SIX MONTHS      YEAR
                                  ENDED        ENDED
                                2/28/97       8/31/96(a)
                                (Unaudited)
                                -----------  -----------

Net Asset Value, Beginning of
  Period......................   $    1.00    $    1.00
                                 ----------     ---------
Investment Operations
  Net Investment Income..             0.03         0.05(b)
  Net Realized and Unrealized
    Gain on
    Investments...............         --           --
                                 -----------     --------
Total from Investment
  Operations..................         0.03        0.05
                                  -----------   ---------
Distributions from
  Net Investment Income.......       (0.03)       (0.05)
  Net Realized Gain on
    Investments...............         --           --
                                  -----------   ---------
Total Distributions...........       (0.03)       (0.05)
                                   -----------  ----------
Net Asset Value, End of
  Period......................      $    1.00    $    1.00
                                   ============ ===========

Total Return...............          5.11%(c)      4.70%

Ratio/Supplementary Data:
Net Assets at End of Period
  (000's omitted).............      $  97,690    $  76,363
Ratios to Average Net Assets:
  Expenses including
    reimbursement/waiver
    (c).......................           0.65%        0.65%
  Expenses excluding
    reimbursement/waiver
    (c).......................           0.82%        0.99%
  Net investment income
    including
    reimbursement/waiver
    (c).......................            4.99%        4.94%

(a) Date of commencement of operations was September 29, 1995.

(b) Using weighted average shares outstanding for the period.

(c) Annualized.

 .

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
      The Fund is a series of Countrywide Investment Trust (the "Trust"). The Fund seeks high current income, consistent with liquidity and stability of principal. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The investment objective of the Fund is fundamental and as such may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

      The Fund seeks to achieve its investment objective by investing in securities determined by the Board of Trustees to be of high quality and to present minimal credit risks, maturing within thirteen months or less with a dollar-weighted average portfolio maturity of 90 days or less. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval. The Fund invests in the following securities:

o obligations of domestic financial institutions including certificates of deposit, bankers' acceptances and time deposits.

o obligations of foreign branches of U.S. banks (Eurodollars) consisting of certificates of deposit, bankers' acceptances and time deposits.

o obligations of the U.S. Government or any of its agencies or instrumentalities which may be backed by the creditworthiness of the issuing agency.

o short-term corporate obligations, consisting of commercial paper, notes, and bonds, with remaining maturities of 397 days or less.

o repurchase agreements with member banks of the Federal Reserve System and primary dealers in U.S. Government securities with respect to any security in which the Fund is authorized to invest.

o other short-term debt obligations of domestic issuers discussed in this Prospectus.

         The Fund may invest in obligations of foreign branches of
U.S. banks (Eurodollars).  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The Adviser, subject to the overall supervision of the Board of Trustees, carefully considers these factors when making investments. The Fund does not limit the amount of its assets which can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located. Investments in obligations of foreign banks are subject to the overall limit of 25% of total assets which may be invested in a single industry.

         Available cash invested in the Fund earns income at current money market rates while remaining conveniently liquid. In order to provide full liquidity, the Fund will seek to maintain a stable $1.00 share price; limit portfolio average maturity to 90 days or less; buy U.S. dollar-denominated securities which mature in 397 days or less; and buy only high quality securities with minimal credit risks. As required by Rule 2a-7 under the Investment Company Act of 1940 ("Rule 2a-7"), the Board of Trustees will monitor the quality of the Fund's investments.

         Of course, a $1.00 share price cannot be guaranteed, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. Accordingly, while the Fund invests in high quality securities, investors should be aware that an investment is not without risk even if all securities are paid in full at maturity. All money market instruments, including U.S. Government securities, can change in value when interest rates change or an issuer's creditworthiness changes.

         The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. The portfolio securities held by the Fund are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal.

LIMITING INVESTMENT RISKS. The Fund follows specific guidelines in buying portfolio securities:

         The Fund will only purchase obligations that (i) are rated high quality by any two of the following four nationally recognized rating services: Duff & Phelps Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), and Standard & Poor's Ratings Group ("S&P"), if rated by two or more of such services; (ii) are rated high quality by any one rating service if rated by only one rating service; or (iii) if unrated, are determined to be of equivalent quality pursuant to procedures reviewed by the Board of Trustees. Obligations that are not rated are not necessarily of lower quality than those which are rated, but may be less marketable and therefore may provide higher yields.

         Currently, only obligations in the top two categories are considered to be rated high quality for commercial paper. The two highest rating categories of Duff, Fitch, Moody's and S&P are Duff 1 and Duff 2, Fitch-1 and Fitch-2, Prime-1 and Prime-2, and A-1 and A-2, respectively. Under Rule 2a-7, the Fund is not permitted to invest more than 5% of its total assets in securities that would be considered to be in the second highest rating category, and, subject to this limitation, the Fund may not invest more than the greater of 1% of its total assets or $1 million in such securities of any one issuer. The Fund may purchase an instrument rated below highest quality by a rating service if two other services have given that instrument a highest quality rating ("split rated" obligation), and if the Adviser considers that the instrument is of highest quality and presents minimal credit risks.

         For other corporate obligations, the two highest rating categories are AAA and AA by Duff, AAA and AA by Fitch, Aaa and Aa by Moody's and AAA and AA by S&P. For a more complete description of these ratings see the Statement of Additional Information.

         The Fund will commit no more than 10% of its net assets to illiquid securities, including repurchase agreements maturing in more than seven days.

         In addition, the Fund has certain other limitations. As a matter of nonfundamental policy, the Fund will limit the percentage allocation of its investments so as to comply with Rule 2a-7, which generally limits to 5% of total assets the amount which may be invested in the securities of any one issuer and to no more than 25% of total assets the amount which would be invested in a particular industry, except that the Fund may invest more than 25% of total assets in the securities of banks.

         Currently, the Commission defines the term "bank" to include U.S.
banks and their foreign branches if, in the case of foreign branches, the parent U.S. bank is unconditionally liable for such obligations. These limitations do not apply to obligations of the U.S. Government or any of its agencies or instrumentalities. The Fund does not consider utilities or companies engaged in finance generally to be one industry. Finance companies will be considered a part of the industry they finance (e.g., GMAC-auto; VISA-credit cards). Utilities will be divided according to the types of services they provide; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         The Fund may borrow money from banks or from other lenders, but not in an amount equal to or exceeding 33 1/3% of the current value of its total assets.

         As a matter of operating policy, the Fund does not intend to purchase securities for investment during periods when the sum of temporary bank borrowings entered into to facilitate redemptions exceeds 5% of its total assets. This operating policy is not fundamental and may be changed without shareholder notification.

     OTHER INVESTMENT PRACTICES
     --------------------------
SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. While the lending of securities may subject the Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Fund will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees.

BORROWING. The Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions and may pledge its assets to secure such borrowings. Borrowing for investment increases both investment opportunity and investment risk. This is the speculative factor known as leverage. Such borrowings in no way affect the federal tax status of the Fund or its dividends.

         The Investment Company Act of 1940 (the "1940 Act") requires the Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below

300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so.

         In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

WHEN-ISSUED SECURITIES. The Fund may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will generally not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a "when-issued" basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions and that a commitment to purchase "when-issued" securities will not exceed 60 days. In the event its commitment to purchase "when-issued" securities ever exceeded 25% of the value of its assets, the Fund's liquidity and the Adviser's ability to manage it might be adversely affected. The Fund does not intend to purchase "when- issued" securities for speculative purposes, but only for the purpose of acquiring portfolio securities.

VARIABLE AND FLOATING RATE SECURITIES. The Fund may acquire variable and floating rate securities, subject to the Fund's investment objective, policies and restrictions. A variable rate security is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund acquires a debt instrument for a relatively short period (usually not more than one week), subject to the obligation of the seller to
purchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to 100% of the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily by the Adviser and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If such a defaulting seller were to become insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, disposition of the underlying securities could involve certain costs or delays pending court action. Finally, it is not certain whether the Fund would be entitled, as against a claim of the seller or its receiver, trustee in bankruptcy or creditors, to retain the underlying securities. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.

INVESTMENT COMPANY SECURITIES. The Fund may invest in the securities of other investment companies to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 10% of its net assets in illiquid investments (investments that cannot be readily sold within seven days), including restricted securities which do not meet the criteria for liquidity established by the Board of Trustees. The Adviser, under the supervision of the Board of Trustees, determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses. Restricted Securities are securities which cannot be sold to the public without registration under the Securities Act of 1933. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

         The ability of the Board of Trustees to determine the liquidity of certain restricted securities is permitted under a position of the staff of the Commission set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The staff of the Commission has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities (including Section 4(2) commercial paper): the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades. The Trustees have delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Board of Trustees. The Trustees will continue to monitor and periodically review the Adviser's selection of Rule 144A and Section 4(2) commercial paper as well as any determinations as to its liquidity.

HOW TO PURCHASE SHARES
----------------------
         Your initial investment in the Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). However, the minimum initial investment for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals is $50. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

         INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Money Market Fund." An account application is included in this Prospectus.

         You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

         INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free
800-543-0407; in Cincinnati call 629- 2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

         You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to the Transfer Agent by 12:30 p.m., Eastern time, on that day. Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Money Market Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

         CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

         Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan
         --------------------------
         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

         Tax-Deferred Retirement Plans
         -----------------------------
         Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --       Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

         Direct Deposit Plans
         --------------------
         Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         Automatic Investment Plan
         --------------------------
         You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

HOW TO REDEEM SHARES
--------------------
         You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

         BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:30 p.m., Eastern time, on any business day in order for payment by wire to be made that day. IRA accounts are not redeemable by telephone.

         The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

         Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

         Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within three business days following receipt of instructions in proper form.

         BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

         When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be processed at the net asset value on the day the check is presented to the Custodian for payment.

         If the amount of a check is greater than the value of the shares held in your account, the check will be returned. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

         As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. After six check redemptions are effected in your account in a month, the Transfer Agent will charge you $.25 for each additional check redemption effected that month. However, there is no charge for any check redemptions effected by employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals. The Transfer Agent charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent.

         Shareholders who invest in the Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

         ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Commission.

EXCHANGE PRIVILEGE
------------------
         Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust         Countrywide Strategic Trust
 Tax-Free Money Fund               *Government Mortgage Fund
 Ohio Tax-Free Money Fund          *Equity Fund
 California Tax-Free Money Fund    *Utility Fund
 Florida Tax-Free Money Fund       *Aggressive Growth Fund
*Tax-Free Intermediate Term        *Growth/Value Fund
   Fund
*Ohio Insured Tax-Free Fund
*Kentucky Tax-Free Fund             Countrywide Investment Trust
                                    Short Term Government Income Fund
                                    Institutional Government Income Fund
                                    Money Market Fund
                                   *Intermediate Bond Fund
                                   *Intermediate Term Government Income
                                        Fund
                                   *Adjustable Rate U.S. Government
                                        Securities Fund
                                   *Global Bond Fund

         You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
         All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year.

         Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-----
         The Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.

         The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares.

         The Fund will mail to its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND
---------------------
         The Fund is a diversified series of Countrywide Investment Trust, an open-end management investment company organized as a Massachusetts business trust on December 7, 1980. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

         The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to six other series of the Trust, seven series of Countrywide Tax-Free Trust and five series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $50 million; .45% of such assets from $50 million to $150 million; .4% of such assets from $150 million to $250 million; and .375% of such assets in excess of $250 million.

         The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

         The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

         The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Angelo R. Mozilo, Robert H. Leshner, Robert G. Dorsey and John F. Splain are officers of both the Adviser and the Trust.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the 1940 Act or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The
Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
-----------------

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

         The annual limitation for payment of expenses pursuant to the Plan is .35% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

         Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE
--------------------------
         On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:30 p.m. and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.

PERFORMANCE INFORMATION
-----------------------
         From time to time, the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

         From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any.

                                                                          ACCOUNT NO. 96-_____________________
Account Application                                                                (For Fund Use Only)
Money Market Fund                                                         FOR BROKER/DEALER USE ONLY
                                                                                Firm Name:_____________________________
                                                                                Home Office Address: ___________________
                                                                                Branch Address: ________________________
                                                                                Rep Name & No.: ________________________
Please mail account application to:                                             Rep Signature: _________________________
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

========================================================================================================================
Initial Investment of $_______________________

[]  Check or draft enclosed payable to the Fund.

[]  Bank Wire From:
______________________________________________________________________________________________________________

[]  Exchange From:
______________________________________________________________________________________________________________
                     (Fund Name)                                                  (Fund Account Number)

Account Name                                                                                         S.S. #/Tax I.D.#

________________________________________________________________________________________  _____________________________
Name of Individual, Corporation, Organization, or Minor, etc.                               (In case of custodial
                                                                                             account please list
                                                                                             minor's S.S.#)


___________________________________________________________________________________________________  Citizenship:[] U.S.
Name of Joint Tenant, Partner, Custodian                                                                         []Other

Address                                                                                              Phone

___________________________________________________________________________________________________  (  )_______________
Street or P.O. Box                                                                                    Business Phone

___________________________________________________________________________________________________  (  )_______________
City                                                       State       Zip                            Home Phone

Check Appropriate Box:          [] Individual      [] Joint Tenant (Right of survivorship presumed)
                                [] Partnership     [] Corporation    [] Trust     [] Custodial     [] Non-Profit  [] Other

Occupation and Employer
Name/Address______________________________________________________________________________________________

Are you an associated person of an NASD member?   []  Yes   []   No

========================================================================================================================

TAXPAYER  IDENTIFICATION  NUMBER -- Under  penalties  of perjury I certify that the Taxpayer  Identification  Number  listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.  Check box if appropriate:

[] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

[] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

=======================================================================================================================

DISTRIBUTIONS (Distributions are reinvested if no choice is indicated)

[ ] Reinvest all distributions

[ ] Pay all distributions in cash
            [ ] By Check     [ ] By ACH to my bank checking or savings account.  PLEASE ATTACH A VOIDED CHECK.
====================================================================================================================
REDEMPTION OPTIONS
I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund of Countrywide Investments (see prospectus for limitations on this option) and:

[ ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below.  I (we) further authorize the use of automated cash transfers to and from the account designated below.
   NOTE: For wire redemptions, the indicated bank should be a commercial bank.

Bank Account Number _____________________________________  Bank Routing Transit Number _______________________________
Name of Account Holder _______________________________________________________________________________________________
Bank Name _________________________________________________________ Bank Address ______________________________________
                                                                                    City            State
[ ]CHECKWRITING (A signature card must be completed)
 ...to deposit the proceeds of such redemptions in the applicable Countrywide Pay Through Draft Account (PTDA)
or otherwise arrange for application of such proceeds to payment of said checks.  I (we) authorize the persons whose signatures appear on the PTDA signature card to draw checks on the PTDA and to cause the redemption of my (our)
shares of the Trust.  I (we) agree to be bound by the Rules and Regulations for the Countrywide Pay Through Draft
Account as such Rules and Regulations may be amended from time to time.
===========================================================================================================================

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Investment Trust, Countrywide Investment
Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide
Fund Services, Inc., or both will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.
are genuine.





    ___________________________________________________             ___________________________________________________
    Signature of Individual Owner, Corporate Officer,                Signature of Joint Owner, if Any
    Trustee, etc.



    ________________________________________________            ____________________________________________________
          Title of Corporate Officer, Trustee, etc.                                     Date

               NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side.
                 Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

========================================================================================

AUTOMATIC INVESTMENT PLAN (Complete for Investments Into the Fund)
The Automatic Investment Plan is available for all established accounts of Countrywide Investment Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month.

For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _________________ per month in the Money Market Fund.

ABA Routing Number______________________________
FI Account Number________________________________

[]  Checking Account            []  Savings Account
----------------------------------------------------------------------
Name of Financial Institution (FI)                                              Please make my automatic investment on:

                                                                                []  the last business day of each month
______________________________________________________________________          []  the 15th day of each month
City                                        State                               []  both the 15th and last business day


X_____________________________________________________________________         X_______________________________________
      (Signature of Depositor EXACTLY as it appears on FI Records)                 (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

     Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.

========================================================================================================================

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________ from my mutual fund account beginning the last business day of the month of __________________.

Please Indicate Withdrawal Schedule (Check One):

[]  Monthly -- Withdrawals will be made on the last business day of each month.
[]  Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[]  Annually -- Please make withdrawals on the last business day of the month of:_____________________.

Please Select Payment Method (Check One):

[]  Exchange:  Please  exchange  the  withdrawal  proceeds  into  another  Countywide  account  number:_ _-- _ _ _ _--_
[]  Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[]  ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
    I understand that the transfer will be completed in two to three business days and that there is no charge.
[]  Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

     Please attach a voided
     check for ACH or bank wire____________________________________________________________________________________________________
                                   Bank Name                                       Bank Address


___________________________________________________________________________________________________________________________________
                                    Bank ABA#                              Account #                          Account Name

[]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of
payee___________________________________________________________________________________________________________________

Please send
to:____________________________________________________________________________________________________________________
              Street address                                               City                 State            Zip
========================================================================================================================

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Investment Trust (the Trust) and that

________________________________________________________________________________________________________________________

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.


                                                             Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


_______________________________________________________________________________________________________________________
                                                        (Name of Organization)

incorporated or formed under the laws of__________________________________________________________________________________________
                                                                (State)


and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                                  Name                                                              Title

     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _______________________________________________________


Witness my hand and seal of the corporation or organization this_______________________day of_______________________________________, 19_______


     ___________________________________________________       _________________________________________________________
                      *Secretary-Clerk                                      Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


COUNTRYWIDE INVESTMENT TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide:  (Toll-Free) 800-543-8721
Cincinnati:  513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide:  (Toll-Free) 800-543-0407
Cincinnati:  513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati:  513-579-0999

                                TABLE OF CONTENTS
Expense Information. . . . . . . . . . . . . . . . . . . . .
Financial Highlights . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies. . . . . . . . . . . . . .
How to Purchase Shares . . . . . . . . . . . . . . . . . . .
Shareholder Services . . . . . . . . . . . . . . . . . . . .
How to Redeem Shares . . . . . . . . . . . . . . . . . . . .
Exchange Privilege . . . . . . . . . . . . . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . . . . .
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Operation of the Fund . . . . . . . . . . . . . . . . . . .
Distribution Plan . . . . . . . . . . . . . . . . . . . . .
Calculation of Share Price . . . . . . . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . . . .
-----------------------------------------------------------------

         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                               PROSPECTUS
                                                               August 15, 1997


                          Countrywide Investment Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                             INTERMEDIATE BOND FUND

         The Intermediate Bond Fund (the "Fund"), a separate series of Countrywide Investment Trust, seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments.

        THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MUTUAL FUNDS.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

         Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

          Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, the Fund, on or about August 29, 1997, will succeed to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which is an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of the Fund and the Predecessor Fund are substantially identical and the financial data and information in this Prospectus relates to the Predecessor Fund.

         This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated August 15, 1997 has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

-------------------------------------------------------------------------------
For Information or Assistance in Opening an Account, Please Call:

Nationwide (Toll-Free) . . . . . . . . . . . . . .  800-543-0407
Cincinnati   . . . . . . . . . . . . . . . . . . .  513-629-2050
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
-------------------
Shareholder Transaction Expenses
--------------------------------
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price). .  . . . . . .     2%
Maximum Contingent Deferred Sales Load
(as a percentage of original purchase price). . . .     None*
Sales Load Imposed on Reinvested Dividends. . . . .     None
Exchange Fee. . . . . . . . . . . . . . . . . . . .     None
Redemption Fee. . . . . . . . . . . . . . . . . . .     None**
Check Redemption Processing Fee (per check):
  First Six Checks per Month . . . . . . . . . .  .     None
  Additional Checks per Month. . . . . . . . . .  .     $0.25

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .75% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.
** A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------

Management Fees After Waivers                      .25%(A)
12b-1 Fees                                         .00%(B)
Other Expenses                                     .70%
                                                   ----
Total Fund Operating Expenses After Waivers        .95%(C)
                                                   ====

(A)      Absent waivers, management fees would be .50%.
(B) The Fund may incur 12b-1 fees in an amount up to .35% of its average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(C) Absent waivers of management fees, total operating expenses would be 1.20%. The Fund will, until at least August 31, 1999, waive fees and reimburse expenses to the extent necessary to limit total operating expenses to .95% of the Fund's average net assets.

         The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on estimated amounts for the current fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                     1 Year        $ 30
                                                     3 Years       $ 50
                                                     5 Years       $ 72
                                                    10 Years       $134

FINANCIAL HIGHLIGHTS
--------------------
         The following audited financial information for the Predecessor Fund for the fiscal year ended August 31, 1996 has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements. The following unaudited financial information for the period ended February 28, 1997 should be read in conjunction with the financial statements. The annual financial statements as of August 31, 1996 and the independent auditors' report thereon and the semiannual financial statements as of February 28, 1997 appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling the Fund.

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING FOR THE PREDECESSOR FUND THROUGHOUT EACH PERIOD
                               SIX MONTHS       YEAR
                                 ENDED         ENDED
                                2/28/97      8/31/96(a)
                              (Unaudited)
                              -----------    -----------

Net Asset Value, Beginning of
  Period......................   $   9.75    $   10.00
                                 -----------  -----------
Investment Operations
  Net Investment Income......         0.31       0.57(c)
  Net Realized and Unrealized
    Gain (Loss) on
    Investments...............        0.11        (0.25)
                                 -----------  -----------
Total from Investment
  Operations..................        0.42         0.32
                                  -----------  -----------
Distributions from
  Net Investment Income.......       (0.31)       (0.57)
  Net Realized Gain on
    Investments...............          --           --
                                  -----------  -----------
Total Distributions...........      (0.31)       (0.57)
                                  -----------  -----------
Net Asset Value, End of
  Period......................     $  9.86    $    9.75
                                ============  =============

Total Return(b)............       8.79%(d)        3.23%

Ratio/Supplementary Data:
Net Assets at End of Period
  (000's omitted).............   $  16,028    $  13,357
Ratios to Average Net Assets:
  Expenses including
    reimbursement/waiver
    (d).......................        0.85%        0.68%
  Expenses excluding
    reimbursement/waiver
    (d).......................        1.65%        2.04%
  Net investment income (loss)
    including
    reimbursement/waiver
    (d).......................         6.22%       6.31%

Portfolio Turnover Rate.......        26.77%       12.38%



(a) Date of commencement of operations was October 3, 1995.

(b) Total return calculation does not include sales charges.

(c) Using weighted average shares outstanding for the period.

(d) Annualized.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
         The Fund is a series of Countrywide Investment Trust (the "Trust"). The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests substantially all of its assets in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. Normally, at least 65% of the Fund's assets will be invested in bonds (debt securities of the types listed below).

         The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         Under normal circumstances, at least 60% of the Fund's total assets will be invested, measured at the time of any purchase, in the following categories of securities:

         o marketable corporate debt securities, such as bonds, rated at the time of purchase within the three highest investment grade ratings (A or better) assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") (all ratings discussed below refer to those assigned by these two rating agencies) or, if not rated by either of these rating agencies, determined by the Adviser as being of investment quality equivalent to securities rated A or better;

         o U.S. Government securities including (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds), (2) obligations guaranteed as to principal and interest by the U.S. Treasury such as Government National Mortgage Association certificates (described below) and Federal Housing Administration debentures, and (3) securities issued by U.S. Government instrumentalities and certain federal agencies that are neither direct obligations of, nor guaranteed by, the U.S. Treasury;

         o mortgage-related securities rated A or better, or unrated securities that are determined to be of equivalent quality of (1) governmental issuers, including Government National Mortgage Association certificates, which are securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government, and securities issued and guaranteed as to the payment of interest and principal by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation (but not backed by the U.S. Government); (2) private issuers, including mortgage pass-through certificates or mortgage-backed bonds; and (3) the governmental issuers mentioned above or private issuers, including collateralized mortgage obligations and real estate mortgage investment conduits which are issued in portions or tranches with varying maturities and characteristics; some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs); the values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early prepayment of the underlying mortgages which will substantially reduce or eliminate interest payments (see the Statement of Additional Information for more about these securities);

         o other asset-backed securities rated A or better or unrated securities that are determined by the Adviser to be of equivalent quality (unrelated to mortgage loans) such as securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables (see the Statement of Additional Information for more about these securities); and

         o cash or money market instruments, including commercial bank obligations (certificates of deposit, which are interest-bearing time deposits; bankers' acceptances, which are time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity and demand or time deposits) and commercial paper (short-term notes with maturities of up to nine months issued by corporations or government bodies).

         The remaining 40% of the Fund's assets, measured at the time of purchase, may be invested in debt securities rated below A or unrated securities that are determined to be of equivalent quality, including marketable corporate debt securities, mortgage-related securities and other asset-backed securities. Securities rated within the fourth highest category (BBB, Baa) may have speculative characteristics and display a weakened ability to pay interest and repay principal under adverse economic conditions or changing circumstances. However, securities rated lower than BBB or Baa or unrated securities that are determined to be of equivalent quality (commonly known as "junk" or "high-yield, high-risk" bonds) will represent less than 20% of the Fund's net assets and are subject to independent investment analysis by the Adviser before purchase. The Fund may from time to time invest in fixed-income securities of corporations outside the U.S. or governmental entities, and the Fund may purchase or sell various currencies on either a spot or forward basis in connection with these investments.

         MATURITY. The maturity composition of the Fund's portfolio of fixed-income securities will be adjusted in response to market conditions and expectations. There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the Fund normally will be invested substantially in intermediate-term (3 to 10 years to maturity) and long-term (over 10 years to maturity) securities and have a dollar-weighted average portfolio maturity between 3 and 10 years.

         LOAN PARTICIPATIONS. The Fund may invest, subject to an overall 10% limit on loans, in loan participations, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety or purposes. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the Fund could be held liable as a co- lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by the securities laws. Also, loan participations are generally considered to be illiquid and are therefore subject to the Fund's overall 15% limitation on illiquid securities.

         The market value of investments available to the Fund, and therefore the Fund's yield and net asset value, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. Mortgage-related securities and other debt securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the prepayment experience of the mortgages underlying mortgage-related U.S. Government securities may affect the value of, and the return on an investment in, such securities.

OTHER INVESTMENT PRACTICES

SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. While the lending of securities may subject the Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Fund will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees.

BORROWING. The Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions and may pledge its assets to secure such borrowings. Borrowing for investment increases both investment opportunity and investment risk. This is the speculative factor known as leverage. Such borrowings in no way affect the federal tax status of the Fund or its dividends.

         The Investment Company Act of 1940 (the "1940 Act") requires the Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so.

         In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

WHEN-ISSUED SECURITIES. The Fund may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will generally not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a "when-issued" basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions and that a commitment to purchase "when-issued" securities will not exceed 60 days. In the event its commitment to purchase "when-issued" securities ever exceeded 25% of the value of its assets, the Fund's liquidity and the Adviser's ability to manage it might be adversely affected. The Fund does not intend to purchase "when- issued" securities for speculative purposes, but only for the purpose of acquiring portfolio securities.

VARIABLE AND FLOATING RATE SECURITIES. The Fund may acquire variable and floating rate securities, subject to the Fund's investment objective, policies and restrictions. A variable rate security is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund acquires a debt instrument for a relatively short period (usually not more than one week), subject to the obligation of the seller to purchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to 100% of the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily by the Adviser and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If such a defaulting seller were to become insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, disposition of the underlying securities could involve certain costs or delays pending court action. Finally, it is not certain whether the Fund would be entitled, as against a claim of the seller or its receiver, trustee in bankruptcy or creditors, to retain the underlying securities. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund.

LOWER-RATED SECURITIES. The Fund may invest up to 30% of its assets in higher yielding (and, therefore, higher risk), lower rated fixed-income securities, including debt securities, convertible securities and preferred stocks and unrated fixed-income securities. Lower rated fixed-income securities, commonly referred to as "junk bonds", are considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than
higher  rated   fixed-income   securities.   See  "Risk   Factors-Lower   Rated
Fixed-Income Securities" below for a discussion of certain risks.

Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies, i.e. Ba or lower by Moody's or BB or lower by S&P. The Fund may invest in any security which is rated by Moody's or by S&P, or in any unrated security which the Adviser determines is of suitable quality. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by S&P are considered to be of poor standing and predominantly speculative. The rating agencies' descriptions of these rating categories, including the speculative characteristics of the lower categories, are set forth in the Statement of Additional Information.

Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although the Adviser will consider security ratings when making investment decisions in the high yield market, it will perform its own investment analysis and will not rely principally on the ratings assigned by the rating agencies. The Adviser's analysis generally may include, among other things, consideration of the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

SHORT-TERM OBLIGATIONS. There may be times when, in the opinion of the Adviser, adverse market conditions exist, including any period during which it believes that the return on certain money market type instruments would be more favorable than that obtainable through the Fund's normal investment programs. Accordingly, for temporary defensive purposes, the Fund may hold up to 100% of its total assets in cash and/or short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include high-grade liquid debt securities such as variable amount master demand notes, commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity.

ZERO COUPON BONDS. The Fund is permitted to purchase zero coupon securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, federal income tax law requires the Fund to recognize as interest income a portion of the bond's discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sale of portfolio securities. In such cases, the Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

RECEIPTS. The Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its net assets.

INVESTMENT COMPANY SECURITIES. The Fund may invest in the securities of other investment companies to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot be readily sold within seven days), including restricted securities which do not meet the criteria for liquidity established by the Board of Trustees. The Adviser, under the supervision of the Board of Trustees, determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses. Restricted securities are securities which cannot be sold to the public without registration under the Securities Act of 1933. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

RISK FACTORS OF LOWER RATED FIXED-INCOME SECURITIES. Lower quality fixed-income securities generally produce a higher current yield than do fixed-income securities of higher ratings. However, these fixed-income securities are considered speculative because they involve greater price volatility and risk than do higher rated fixed-income securities and yields on these fixed-income securities will tend to fluctuate over time. Although the market value of all fixed-income securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of fixed-income securities can be expected to decline), values of lower rated fixed-income securities tend to react differently than the values of higher rated fixed-income securities. The prices of lower rated fixed-income securities are less sensitive to changes in interest rates than higher rated fixed-income securities. Conversely, lower rated fixed-income securities also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher rated fixed-
income  securities.   The financial  stress  resulting  from an  economic
downturn could have a greater negative effect on the ability of issuers of lower rated fixed-income securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other fixed-income securities in the Fund's portfolio, the net asset value of the Fund will be negatively affected. Moreover, as the market for lower rated fixed-income securities is a relatively new one, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower rated fixed-income securities and disrupting the market for such securities. Fixed-income securities purchased by the Fund as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to fixed-income securities rated Caa or lower by Moody's or CCC or lower by S&P. Unrated fixed-income securities generally carry the same risks as do lower rated fixed-income securities.

Lower rated fixed-income securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower rated fixed-income securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower rated fixed-income securities may not be as liquid as Treasury and investment grade bonds. The ability of the Fund to sell lower rated fixed-income securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of the Fund to value lower rated fixed-income securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid.

Because investors may perceive that there are greater risks associated with the lower rated fixed-income securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for fixed-income securities with a higher rating. Changes in perception of issuer's creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the fixed-income securities market than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility. The speculative characteristics of lower rated fixed-income securities are set forth in the Statement of Additional Information.

The Adviser believes that the risks of investing in such high yielding, fixed-income securities may be minimized through careful analysis of prospective issuers. Although the opinion of ratings services such as Moody's and S&P is considered in selecting portfolio securities, they evaluate the safety of the principal and the interest payments of the security, not their market value risk. Additionally, credit rating agencies may experience slight delays in updating ratings to reflect current events. The Adviser relies, primarily, on its own credit analysis. This may suggest, however, that the achievement of the Fund's investment objective is more dependent on the Adviser's proprietary credit analysis, than is otherwise the case for a fund that invests exclusively in higher quality fixed-income securities.

Once the rating of a portfolio security or the quality determination ascribed by the Adviser to an unrated, fixed-income security has been downgraded, the Adviser will consider all circumstances deemed relevant in determining whether to continue to hold the security, but in no event will the Fund retain such securities if it would cause the Fund to have 20% or more of the value of its net assets invested in fixed-income securities rated lower than Baa by Moody's or BBB by S&P, or if unrated, are judged by the Adviser to be of comparable quality.

The  Fund  may  also  invest  in  unrated   fixed-income   securities.   Unrated
fixed-income securities are not necessarily of lower quality than rated fixed-income securities, but they may not be attractive to as many buyers.

There is no minimum rating standard for the Fund's investments in the high yield market; therefore, the Fund may at times invest in fixed-income securities not currently paying interest or in default. The Fund will invest in such fixed-income securities where the Adviser perceives a substantial opportunity to realize the Fund's objective based on its analysis of the underlying financial condition of the issuer. It is not, however, the current intention of the Fund to make such investments.

These limitations and the policies discussed in this Prospectus are considered and applied by the Adviser at the time of purchase of an investment; the sale of securities by the Fund is not required in the event of a subsequent change in circumstances.

HOW TO PURCHASE SHARES
----------------------
         Your initial investment in the Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). However, the minimum initial investment for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Countrywide Investments, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Intermediate Bond Fund." An account application is included in this Prospectus.

         The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

         OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

         After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

         Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the "Intermediate Bond Fund."

         Under the Open Account Program, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

          Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

         The public offering price of shares is the next determined net asset value per share plus a sales load as shown in the following table.

                                                          Dealer
                                                        Reallowance
                                   Sales Load as % of:    as % of
                                   -------------------   -----------
                                    Public    Net       Public
                                   Offering  Amount    Offering
Amount of Investment               Price     Invested  Price

Less than $100,000                  2.00%      2.04%      1.80%
$100,000 but less than $250,000     1.50       1.52       1.35
$250,000 but less than $500,000     1.00       1.01        .90
$500,000 but less than $1,000,000    .75        .76        .65
$1,000,000 or more                   None*     None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of .75% may apply if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

     Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         For initial purchases of $1,000,000 or more and subsequent purchases further increasing the size of the account, a dealer's commission of .75% of the purchase amount may be paid by the Adviser to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of shares of the Fund may be aggregated with concurrent purchases of shares of other funds of Countrywide Investments. Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds of Countrywide Investments will not qualify for payment of the dealer's commission, unless such exchange is from a Countrywide fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Shares" below.

         REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

         PURCHASES AT NET ASSET VALUE. You may purchase shares of the Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Adviser. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to your purchase of shares of the Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the "Intermediate Bond Fund." The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Trust for further information.

         Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase shares at net asset value.

         In addition, shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

         Clients of investment advisers and financial planners may also purchase shares of the Fund at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Adviser. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase shares of the Fund at net asset value.

         CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF SHARES. A contingent deferred sales load is imposed upon certain redemptions of shares of the Fund (or shares into which such shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to .75% of the lesser of (1) the net asset value at the time of purchase of the shares being redeemed or (2) the net asset value of such shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

         Redemptions of such shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such shares into another fund of Countrywide Investments is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         ADDITIONAL INFORMATION. For purposes of determining the initial investment requirements and the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan
         --------------------------
         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

     Tax-Deferred Retirement Plans
     ------------------------------
         Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --       Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

         Direct Deposit Plans
         --------------------
         Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         Automatic Investment Plan
         -------------------------
         You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

Reinvestment Privilege
----------------------
         If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------
         You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

         A contingent deferred sales load may apply to a redemption of certain shares of the Fund purchased at net asset value. See "How to Purchase Shares."

         BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds from your account will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

         The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

         Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

         Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within three business days following receipt of instructions in proper form.

         BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

         When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be processed at the net asset value on the day the check is presented to the Custodian for payment.

         If the amount of a check is greater than the value of the shares held in your account, the check will be returned. Shareholders should consider potential fluctuations in the net asset value of the Fund's shares when writing checks. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

         As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. After six check redemptions are effected in your account in a month, the Transfer Agent will charge you $.25 for each additional check redemption effected that month. However, there is no charge for any check redemptions effected by employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals. The Transfer Agent charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent.

         Shareholders should be aware that writing a check (a redemption of shares) is a taxable event.

     THROUGH BROKER-DEALERS. You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Commission.

EXCHANGE PRIVILEGE
------------------
         Shares of the Fund and of any other fund of Countrywide

Investments may be exchanged for each other.

         Shares of the Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

          Shares of the Fund subject to a contingent deferred sales load may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

 Countrywide Tax-Free Trust           Countrywide Strategic Trust
 Tax-Free Money Fund                 *Government Mortgage Fund
 Ohio Tax-Free Money Fund            *Equity Fund
 California Tax-Free Money Fund      *Utility Fund
 Florida Tax-Free Money Fund         *Aggressive Growth Fund
*Tax-Free Intermediate Term Fund     *Growth/Value Fund
*Ohio Insured Tax-Free Fund
*Kentucky Tax-Free Fund

                                      Countrywide Investment Trust
                                      Short Term Government Income Fund
                                      Institutional Government Income Fund
                                      Money Market Fund
                                     *Intermediate Bond Fund
                                     *Intermediate Term Government Income Fund
                                     *Adjustable Rate U.S. Government
                                                 Securities Fund
                                     *Global Bond Fund

         You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
         All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

         Distributions are paid according to one of the following options:

         Share Option  - income distributions and capital gains
                         distributions reinvested in additional
                         shares.

         Income Option - income distributions and short-term capital gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option  -  income distributions and capital gains
                         distributions paid in cash.

         You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

         An investor who has received in cash any dividend or capital gains distribution from the Fund may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
-----
         The Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.

         The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares. Redemptions and exchanges of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

         The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND
---------------------
         The Fund is a non-diversified series of Countrywide Investment Trust, an open-end management investment company organized as a Massachusetts business trust on December 7, 1980. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

         The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to six other series of the Trust, seven series of Countrywide Investment Trust and five series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $50 million; .45% of such assets from $50 million to $150 million; .4% of such assets from $150 million to $250 million; and .375% of such assets in excess of $250 million.

         Scott Weston, Assistant Vice President-Investments of the Adviser, is primarily responsible for managing the portfolio of the Fund. Mr. Weston has been employed by the Adviser since 1992 and will begin managing the Fund's portfolio in September 1997.

         The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

         The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

         The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Angelo R. Mozilo, Robert H. Leshner, Robert G. Dorsey and John F. Splain are officers of both the Trust and the Adviser.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the 1940 Act or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
-----------------
     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and  distributing  sales  literature and prospectuses and statements of
additional   information   and  reports  for  recipients   other  than  existing
shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

         The annual limitation for payment of expenses pursuant to the Plan is .35% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

    Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

         The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         On each day that the Trust is open for business, the public offering price (net asset value plus applicable sales load) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         The Fund's portfolio securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------
         From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

         The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial investment. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

         The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defense posture, in light of the Adviser's view of current or past market conditions or historical trends.

         Further information about the Predecessor Fund's performance is contained in its annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                                                          ACCOUNT NO. 93-_____________________
Account Application                                                                (For Fund Use Only)
Intermediate Bond Fund                                                    FOR BROKER/DEALER USE ONLY
                                                                                Firm Name:_____________________________
                                                                                Home Office Address: ___________________
                                                                                Branch Address: ________________________
                                                                                Rep Name & No.: ________________________
Please mail account application to:                                             Rep Signature: _________________________
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

========================================================================================================================
Initial Investment of $_______________________

[]  Check or draft enclosed payable to the Fund.

[]  Bank Wire From:
______________________________________________________________________________________________________________

[]  Exchange From:
______________________________________________________________________________________________________________
                     (Fund Name)                                                  (Fund Account Number)

Account Name                                                                                         S.S. #/Tax I.D.#

________________________________________________________________________________________  _____________________________
Name of Individual, Corporation, Organization, or Minor, etc.                               (In case of custodial
                                                                                             account please list
                                                                                             minor's S.S.#)


___________________________________________________________________________________________________  Citizenship:[] U.S.
Name of Joint Tenant, Partner, Custodian                                                                         []Other

Address                                                                                              Phone

___________________________________________________________________________________________________  (  )_______________
Street or P.O. Box                                                                                    Business Phone

___________________________________________________________________________________________________  (  )_______________
City                                                       State       Zip                            Home Phone

Check Appropriate Box:          [] Individual      [] Joint Tenant (Right of survivorship presumed)
                                [] Partnership     [] Corporation    [] Trust     [] Custodial     [] Non-Profit  [] Other

Occupation and Employer
Name/Address______________________________________________________________________________________________

Are you an associated person of an NASD member?   []  Yes   []   No

========================================================================================================================

TAXPAYER  IDENTIFICATION  NUMBER -- Under  penalties  of perjury I certify that the Taxpayer  Identification  Number  listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.  Check box if appropriate:

[] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

[] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

=======================================================================================================================

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

[]  Share Option  --  Income distributions and capital gains distributions automatically reinvested in additional shares.

[]  Income Option  --  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.

[]  Cash Option  --  Income distributions and capital gains distributions paid in cash.
                     [ ] By Check    [ ] By ACH to my bank checking or savings account.  Please attach a voided check.
========================================================================================================================
REDEMPTION OPTIONS
I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund of Countrywide Investments (see prospectus for limitations on this option) and:

[ ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below.  I (we) further authorize the use of automated cash transfers to and from the account designated below.
   NOTE: For wire redemptions, the indicated bank should be a commercial bank.

Bank Account Number _____________________________________  Bank Routing Transit Number _______________________________
Name of Account Holder _______________________________________________________________________________________________
Bank Name _________________________________________________________ Bank Address ______________________________________
                                                                                    City            State
[ ]CHECKWRITING (A signature card must be completed)
 ...to deposit the proceeds of such redemptions in the applicable Countrywide Pay Through Draft Account (PTDA)
or otherwise arrange for application of such proceeds to payment of said checks.  I (we) authorize the persons whose signatures appear on the PTDA signature card to draw checks on the PTDA and to cause the redemption of my (our)
shares of the Trust.  I (we) agree to be bound by the Rules and Regulations for the Countrywide Pay Through Draft
Account as such Rules and Regulations may be amended from time to time.
===========================================================================================================================
REDUCED SALES CHARGES
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                      Account Number/Name                                                    Account Number/Name

_______________________________________________________          ______________________________________________________

_______________________________________________________          ______________________________________________________
Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

[] I agree to the Letter of Intent in the current Prospectus of Countrywide Investment Trust. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ____________________ 19
(Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of Countrywide Investments at least equal to (check appropriate box):

                  [] $100,000                [] $250,000                 [] $500,000                [] $1,000,000
========================================================================================================================

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Investment Trust, Countrywide Investment
Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide
Fund Services, Inc., or both will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.
are genuine.



    ___________________________________________________             ___________________________________________________
    Signature of Individual Owner, Corporate Officer,                Signature of Joint Owner, if Any
    Trustee, etc.



    ________________________________________________            ____________________________________________________
          Title of Corporate Officer, Trustee, etc.                                     Date

               NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side.
                 Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

========================================================================================

AUTOMATIC INVESTMENT PLAN (Complete for Investments Into the Fund)
The Automatic Investment Plan is available for all established accounts of Countrywide Investment Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month.

For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _________________ per month in the Intermediate Bond Fund.

ABA Routing Number______________________________
FI Account Number________________________________

[]  Checking Account            []  Savings Account
----------------------------------------------------------------------
Name of Financial Institution (FI)                                              Please make my automatic investment on:

                                                                                []  the last business day of each month
______________________________________________________________________          []  the 15th day of each month
City                                        State                               []  both the 15th and last business day


X_____________________________________________________________________         X_______________________________________
      (Signature of Depositor EXACTLY as it appears on FI Records)                 (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

     Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.

========================================================================================================================

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________ from my mutual fund account beginning the last business day of the month of __________________.

Please Indicate Withdrawal Schedule (Check One):

[]  Monthly -- Withdrawals will be made on the last business day of each month.
[]  Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[]  Annually -- Please make withdrawals on the last business day of the month of:_____________________.

Please Select Payment Method (Check One):

[]  Exchange:  Please  exchange  the  withdrawal  proceeds  into  another  Countywide  account  number:_ _-- _ _ _ _--_
[]  Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[]  ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
    I understand that the transfer will be completed in two to three business days and that there is no charge.
[]  Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

     Please attach a voided
     check for ACH or bank wire____________________________________________________________________________________________________
                                   Bank Name                                       Bank Address


___________________________________________________________________________________________________________________________________
                                    Bank ABA#                              Account #                          Account Name

[]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of
payee___________________________________________________________________________________________________________________

Please send
to:____________________________________________________________________________________________________________________
              Street address                                               City                 State            Zip
========================================================================================================================

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Investment Trust (the Trust) and that

________________________________________________________________________________________________________________________

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.


                                                             Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


_______________________________________________________________________________________________________________________
                                                        (Name of Organization)

incorporated or formed under the laws of__________________________________________________________________________________________
                                                                (State)


and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                                  Name                                                              Title

     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _______________________________________________________


Witness my hand and seal of the corporation or organization this_______________________day of_______________________________________, 19_______


     ___________________________________________________       _________________________________________________________
                      *Secretary-Clerk                                      Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


COUNTRYWIDE INVESTMENT TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Donald L.Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

TABLE OF CONTENTS

Expense Information...............................................
Financial Highlights..............................................
Investment Objective and Policies.................................
How to Purchase Shares............................................
Shareholder Services..............................................
How to Redeem Shares..............................................
Exchange Privilege................................................
Dividends and Distributions.......................................
Taxes.............................................................
Operation of the Fund.............................................
Distribution Plan . . . ..........................................
Calculation of Share Price and Public Offering Price..............
Performance Information...........................................


         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                          COUNTRYWIDE INVESTMENT TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 15, 1997

                                Money Market Fund
                             Intermediate Bond Fund


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the applicable Fund of Countrywide Investment Trust dated August 15, 1997. A copy of a Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION

                          Countrywide Investment Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                                TABLE OF CONTENTS
                                                                PAGE

THE TRUST......................................................... 3

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS....................... 4

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS .................    9

INVESTMENT LIMITATIONS............................................14

TRUSTEES AND OFFICERS.............................................16

THE INVESTMENT ADVISER AND UNDERWRITER............................19

DISTRIBUTION PLAN . . . . . ......................................21

SECURITIES TRANSACTIONS...........................................22

PORTFOLIO TURNOVER................................................24

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..............24

OTHER PURCHASE INFORMATION........................................26

TAXES.............................................................27

REDEMPTION IN KIND................................................29

HISTORICAL PERFORMANCE INFORMATION................................29

CUSTODIAN.........................................................31

AUDITORS..........................................................32

TRANSFER AGENT. ..................................................32

FINANCIAL STATEMENTS..............................................33

THE TRUST
---------
         Countrywide Investment Trust (the "Trust"), formerly Midwest Trust, was organized as a Massachusetts business trust on December 7, 1980. The Trust currently offers six series of shares to investors: the Short Term Government Income Fund (formerly the Short Term Government Fund), the Intermediate Term Government Income Fund (formerly the Intermediate Term Government Fund), the Institutional Government Income Fund (formerly the Institutional Government
Fund), the Adjustable Rate U.S. Government Securities Fund, the Global Bond Fund, the Money Market Fund and the Intermediate Bond Fund. This Statement of Additional Information provides information relating to the Money Market Fund and the Intermediate Bond Fund (referred to individually as a "Fund" and collectively as the "Funds"). Information relating to the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Institutional Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund is contained in a separate Statement of Additional Information. Each Fund has its own investment objective and policies.

    Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, each Fund, on or about August 29, 1997, will succeed to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which is an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical and the financial data and information in this Prospectus relates to the Predecessor Funds.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of either Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to either Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS
-------------------------------------------
CORPORATE BONDS.

MOODY'S INVESTORS SERVICE, INC. PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

         Aaa - "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

         Aa - "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities."

         A - "Bonds which are rated A possess many favorable investment attributes and are considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

   Baa - "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

    Ba - "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class."

     B - "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

   Caa - "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

    Ca - "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

    C - "Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S RATINGS GROUP PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

         AAA - "Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong."

         AA - "Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree."

         A - "Debt rated A has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

     BBB - "Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

     BB - "Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating."

    B - "Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating."

     CCC - "Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating."

     CC - "The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating."

     C - "The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued."

     CI - "The rating CI is reserved for income bonds on which no interest is being paid."

     D - "Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition and debt service payments are jeopardized.

DUFF AND PHELPS INC. PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND
RATINGS:

     AAA - "Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S.
Treasury debt."

     AA+, AA, AA- - "High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions."

     A+, A, A- - "Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress."

Fitch Investors Service, Inc. provides the following descriptions of its corporate bond ratings:

     AAA - "Rated bonds are considered to be investment grade and are of the highest quality. The obligor has an extraordinary ability to pay interest and principal, which is unlikely to be affected by foreseeable events."

     AA - "Rated bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to change over the term of the issue."

CORPORATE NOTES.

MOODY'S INVESTORS SERVICE, INC. PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE NOTE RATINGS:

MIG-1 "Notes which are rated MIG-1 are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."

MIG-2 "Notes which are rated MIG-2 are judged to be of high quality. Margins of protection are ample although not so large as in the preceding group."

STANDARD & POOR'S RATINGS GROUP PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE NOTE RATINGS:

SP-1 "Debt rated SP-1 has very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

SP-2 "Debt rated SP-2 has satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER.

DESCRIPTION OF COMMERCIAL PAPER RATINGS OF MOODY'S INVESTORS
SERVICE, INC.:

Prime-1 "Superior capacity for repayment of short-term promissory obligations."

Prime-2 "Strong capacity for repayment of short-term promissory obligations."

Prime-3 "Acceptable ability for repayment of short-term promissory obligations."

DESCRIPTION OF COMMERCIAL PAPER RATINGS OF STANDARD & POOR'S
RATINGS GROUP:

 A-1 "This designation indicates that the degree of safety regarding timely payment is very strong."

 A-2 "Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1."

 A-3 "Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations."

DESCRIPTION OF COMMERCIAL PAPER RATINGS OF DUFF & PHELPS, INC.:

DUFF-1 - "Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor."

DUFF-2 - "Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small."

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
----------------------------------------------
         A more detailed discussion of some of the terms used and investment policies described in the Prospectuses (see "Investment Objective and Policies") appears below:

     VARIABLE RATE DEMAND INSTRUMENTS. The Funds may purchase variable rate demand instruments. Variable rate demand instruments that the Funds will purchase are variable amount master demand notes that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specific number of days' notice either from the issuer upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

     The variable rate demand instruments in which the Funds may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to thirteen months and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. In order to minimize credit risks, the Adviser will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by the Board of Trustees. Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund's quality standards from an NRSRO or unrated variable rate demand instruments determined by the Adviser, under the direction of the Board of Trustees, to be of comparable quality. If such an instrument does not have a demand feature exercisable by a Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in on of the top two categories by any NRSRO. The Adviser may determine, under the direction of the Board of Trustees, that an unrated variable rate demand instrument meets a Fund's quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever deemed to not meet a Fund's quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

     The Money Market Fund will not invest more than 10% of its net assets and the Intermediate Bond Fund will not invest more than 15% of its net assets in variable rate demand instruments as to which it cannot exercise the demand feature on not more than seven days' notice if the Board of Trustees determines that there is no secondary market available for these obligations and all other illiquid securities. The Funds intend to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of a Fund's investment portfolio.

     While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed income securities. Each Fund may hold variable rate demand instrument on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rate," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

     WHEN-ISSUED SECURITIES. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 60 days after the date of the transaction. In connection with these investments, each Fund will direct its Custodian to place cash, U.S. Government obligations or other liquid high-grade debt obligations in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

         When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although a Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Funds may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. The Money Market Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities. The Intermediate Bond Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations"). The Funds may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

         COMMERCIAL PAPER. Commercial paper consists of short-term, (usually from one to two hundred seventy days) unsecured promissory notes issued by U.S. corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid.

     RESTRICTED SECURITIES. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Funds anticipate holding restricted securities to maturity or selling them in an exempt transaction.

         MAJORITY. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of either Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

INVESTMENT LIMITATIONS
----------------------
         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund.

         THE FUNDAMENTAL LIMITATIONS APPLICABLE TO EACH FUND ARE:

         1. Borrowing Money. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. Each Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

         2. Underwriting. Each Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         3. Real Estate. Each Fund will not purchase, hold or deal in real estate.

         4. Concentration. The Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

        5. Commodities. Each Fund will not purchase, hold or deal in commodities and will not invest in oil, gas or other mineral explorative or development programs.

         6. Loans. Each Fund will not make loans to other persons if, as a result, more than one-third of the value of the Fund's total assets would be subject to such loans. This limitation does not apply to (a) the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations or (b) engaging in repurchase transactions.

        7. Options. Each Fund will not engage in the purchase or sale of put or call options.

        8. Senior Securities. Each Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Funds may engage in may be deemed to be an issuance of a senior security.

         THE FOLLOWING INVESTMENT LIMITATIONS OF THE FUNDS ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

         1. Illiquid Investments. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Intermediate Bond Fund's net assets or 10% of the value of the Money Market Fund's net assets would be invested in such securities.

         2. Other Investment Companies. Each Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

         3. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

         4. Short Sales. Each Fund will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

     As a diversified series of the Trust, the Money Market Fund has adopted the following additional investment limitation, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of
1940).

         With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------
         The following is a list of the Trustees and executive officers of the Trust and their aggregate compensation from the Trust and the funds of Countrywide Investments (consisting of the Trust, Countrywide Tax-Free Trust and Countrywide Strategic Trust) for the fiscal year ended September 30, 1996. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each of the Trustees is also a Trustee of Countrywide Tax-Free Trust and Countrywide Strategic Trust.

                                                                     AGGREGATE
                                                                    COMPENSATION
                                                                        FROM
                                                       COMPENSATION  COUNTRYWIDE
NAME                         AGE  POSITION HELD        FROM TRUST    INVESTMENTS
 Donald L. Bodgon, MD        66      Trustee               $    0      $    0
 John R. Delfino             63      Trustee                    0           0
+H. Jerome Lerner            58      Trustee                2,849       8,100
*Robert H. Leshner           57      President/Trustee          0           0
*Angelo R. Mozilo            58      Chairman/Trustee           0           0
+Oscar P. Robertson          57      Trustee                2,549       6,600
 John F. Seymour, Jr.        59      Trustee                    0           0
+Sebastiano Sterpa           67      Trustee                    0           0
 Robert G. Dorsey            40      Vice President             0           0
 John F. Splain              40      Secretary                  0           0
 Mark J. Seger               35      Treasurer                  0           0

  * Mr. Leshner and Mr. Mozilo, as officers and directors of Countrywide Investments, Inc., are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

  +      Member of Audit Committee

         The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

         DONALD L. BOGDON, M.D., 435 Arden Avenue, Glendale, California is a physician with Hematology Oncology Consultants and a Director of Verdugo VNA (a hospice facility). Until 1996 he was President of Western Hematology/Oncology and until 1993 he was Chairman of the Board of Glendale Memorial Hospital.

         JOHN R. DELFINO, 2029 Century Park East, Los Angeles, California is President of Concorde Capital Corporation (an investment firm). Until 1993 he was a director of Cypress Financial and Chairman of Rancho Santa Margarita, mortgage banking firms.

         H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc., a manufacturer of electronic connectors.

         ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is President and a director of Countrywide Investments, Inc. (the investment adviser and principal underwriter of the Trust) and Countrywide Financial Services, Inc.
(a financial services company and parent of Countrywide Investments, Inc. and Countrywide Fund Services, Inc.). He is Vice Chairman and a director of Countrywide Fund Services, Inc. (a registered transfer agent) and President and a Trustee of Countrywide Tax-Free Trust and Countrywide Strategic Trust, registered investment companies.

         ANGELO R. MOZILO, 4500 Park Granada Road, Calabasas, California is Vice Chairman and Executive Vice President of Countrywide Credit Industries, Inc. (a holding company). He is a director of Countrywide Home Loans, Inc. (a residential mortgage lender), CTC Foreclosure Services Corporation (a foreclosure trustee) and LandSafe, Inc. (the parent company of fifteen LandSafe entities which provide property appraisals, credit reporting services, title insurance and/or closing services for residential mortgages), each a subsidiary of Countrywide Credit Industries, Inc. He is Chairman and a director of Countrywide Financial Services, Inc., Countrywide Investments, Inc., Countrywide Fund Services, Inc., Countrywide Servicing Exchange (a loan servicing broker), Countrywide Capital Markets, Inc., (parent company of Countrywide Securities Corporation and Countrywide Servicing Exchange) and various LandSafe subsidiaries and is Chairman and Chief Executive Officer of Countrywide Securities Corporation (a registered broker-dealer), each a subsidiary of Countrywide Credit Industries, Inc. He is Chairman and a Trustee of Countrywide Tax-Free Trust and Countrywide Strategic Trust. He is also Vice Chairman of CWM Mortgage Holdings, Inc. (a publicly-held real estate investment trust).

         OSCAR P. ROBERTSON,  4293 Muhlhauser Road, Fairfield, Ohio is President
of  Orchem  Corp.,  a  chemical  specialties   distributor,   and  Orpack  Stone
Corporation, a corrugated box manufacturer.

         JOHN F. SEYMOUR, JR., 46-393 Blackhawk Drive, Indian Wells, California is Chief Executive Officer of the Southern California Housing Development Agency and a consultant for Orange Coast Title Co. (a title insurance company). He is also a director of Irvine Apartment Communities (a real estate investment trust) and Inco Homes (a home builder). Until 1994 he was a director of the California Housing Finance Agency.

         SEBASTIANO STERPA, 200 West Glenoaks Boulevard, Glendale, California is Chairman of Sterpa Realty, Inc. and Chairman and a director of the California Housing Finance Agency. He is also a director of Real Estate Business Services and a director of the SunAmerica Mutual Funds.

     ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio is President and Treasurer of Countrywide Fund Services, Inc., Vice President - Finance and Treasurer of Countrywide Financial Services, Inc. and Treasurer of Countrywide Investments, Inc. He is also Vice President of Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., Capital Square Funds, The Dean Family of Funds and The New York State Opportunity Funds and Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, Fremont Mutual Funds, Inc., The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments, all of which are registered investment companies.

         JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is Secretary and General Counsel of Countrywide Investments, Inc. and Countrywide Financial Services, Inc. and Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc. He is also Secretary of Countrywide Tax-Free Trust,
Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, and The Thermo Opportunity Fund, Inc. and Assistant Secretary of Schwartz Investment Trust, Fremont Mutual Funds, Inc., Capitol Square Funds, The Gannett Welsh & Kotler Funds, Interactive Investments, The Dean Family of Funds and the New York State Opportunity Fund, all of which are registered investment companies.

         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is Vice President and Fund Controller of Countrywide Fund Services, Inc. He is also Treasurer of Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., Capitol Square Funds, The Dean Family of Funds and the New York State Opportunity Fund, Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments and Assistant Secretary of Fremont Mutual Funds, Inc.

         Each Trustee, except for Messrs. Leshner and Mozilo, receives a quarterly retainer of $1,500 and a fee of $1,500 for each Board meeting attended. Such fees are split equally among the Trust, Countrywide Tax-Free Trust and Countrywide Strategic
Trust.

THE INVESTMENT ADVISER AND UNDERWRITER
--------------------------------------
         Countrywide Investments, Inc. (the "Adviser") is the Funds' investment manager. The Adviser is a subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Messrs. Mozilo and Leshner may be deemed to be affiliates of the Adviser by reason of their position as Chairman and President, respectively, of the Adviser. Messrs. Mozilo and Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

         Under the terms of the investment advisory agreements between the Trust and the Adviser, the Adviser is responsible for the management of the Funds' investments. Each Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .5% of its average daily net assets up to $50,000,000, .45% of such assets from $50,000,000 to $150,000,000, .4% of such assets from $150,000,000 to $250,000,000 and .375% of such assets in excess of $250,000,000.

         The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plan of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

         By their terms, the Funds' investment advisory agreements remain in force until February 28, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreements automatically terminate in the event of their assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser is also the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

         The Adviser currently allows concessions to dealers who sell shares of the Intermediate Bond Fund. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         The Funds may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plan below."

DISTRIBUTION PLAN
-----------------
          As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .35% of the average daily net assets of each Fund. Unreimbursed expenses will not be carried over from year to year.

     Agreements implementing the Plan (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

     The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund. In the event the Plan is terminated in accordance with its terms, the affected Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

         In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plan should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. The selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         Angelo R. Mozilo and Robert H. Leshner, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plan and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------
         Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Funds are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Funds will consist primarily of dealer or underwriter spreads.

         The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if it is determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used in connection with the Funds.

         The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. Neither Fund will effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

CODE OF ETHICS. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by either Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Funds in the same (or equivalent) security.

PORTFOLIO TURNOVER
-------------------
         The Adviser intends to hold the portfolio securities of the Money Market Fund to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in the Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

         The Intermediate Bond Fund does not intend to purchase securities for short-term trading; however, a security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Adviser's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Adviser, a favorable yield spread exists between specific issues or different market sectors.

         A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         The share price (net asset value) of the shares of the Money Market Fund is determined as of 12:30 p.m. and 4:00 p.m., Eastern time, on each day the Trust is open for business. The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Intermediate Bond Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence

Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

         Pursuant to Rule 2a-7 promulgated under the Investment Company Act of 1940, the Money Market Fund values its portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value of the Money Market Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Money Market Fund.

         Pursuant to Rule 2a-7, the Money Market Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of thirteen months or less and invests only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the security as soon as possible. The maturity of U.S. Government obligations which have a variable rate of interest readjusted no less frequently than annually will be deemed to be the period of time remaining until the next readjustment of the interest rate.

         The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Money Market Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include review of the Fund's portfolio holdings by the Board of Trustees to determine whether the Fund's net asset value calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

The Board of Trustees has also established procedures designed to ensure that the Money Market Fund complies with the quality requirements of Rule 2a-7.

         While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

         Portfolio securities held by the Intermediate Bond Fund for which market quotations are readily available are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

OTHER PURCHASE INFORMATION
---------------------------
         The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of shares of the Intermediate Bond Fund is set forth below.

         RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of the Intermediate Bond Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

         LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of the Intermediate Bond Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Adviser a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

         OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of the Intermediate Bond Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by the Adviser. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----
         The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

         Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of the following assets held for less than three months: (a) stock or securities, (b) options, futures or forward contracts not directly related to its principal business of investing in stock or securities; and (iii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------
         Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------
         Yield quotations on investments in the Money Market Fund are provided on both a current and an effective (compounded) basis. Current yields are calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yields reflect daily compounding and are calculated as follows: Effective yield = (base period return + 1)365/7 -1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Fund does not normally recognize unrealized gains and losses under the amortized cost valuation method).

         From time to time, the Intermediate Bond Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV
Where:
P =          a hypothetical initial payment of $1,000
T =          average annual total return
n =          number of years
ERV =        ending redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The calculation also assumes the deduction of the current maximum sales load from the initial $1,000 payment, at the times, in the amounts, and under the terms disclosed in the Prospectus. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

         The Intermediate Bond Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable front-end sales load which, if included, would reduce total return.

         A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable front-end sales load or over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         From time to time, the Intermediate Bond Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

         Donoghue's Money Fund Report provides a comparative analysis of performance for various categories of money market funds. The Money Market Fund may compare performance rankings with money market funds appearing in the Second Tier category.

         Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Money Market Fund may provide comparative performance information appearing in the Money Market Funds category and the Intermediate Bond Fund may provide comparable performance information appearing in the Intermediate Investment Grade Debt Funds category.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

CUSTODIAN
---------
         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for the investments of each Fund. The Fifth Third Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Fifth Third Bank receives from each

Fund a base fee at the annual rate of .005% of average net assets (subject to a minimum annual fee of $1,500 and a maximum fee of $5,000) plus transaction charges for each security transaction of the Funds.

AUDITORS
--------
         The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending September 30, 1997. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

TRANSFER AGENT
--------------
         The Trust's transfer agent, Countrywide Fund Services, Inc. ("CFS"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS is an affiliate of the Adviser by reason of common ownership. CFS receives for its services as transfer agent a fee payable monthly at an annual rate of $25 per account from the Money Market Fund and $21 per account from the Intermediate Bond Fund, provided, however, that the minimum fee is $1,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         CFS also provides accounting and pricing services to the Trust. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable CFS to perform its duties, the Money Market Fund pays CFS a fee in accordance with the following schedule:

             Asset Size of Fund                   Monthly Fee
         $          0 - $100,000,000                $3,000
         $100,000,000 - $250,000,000                $3,500
         $250,000,000 - $400,000,000                $4,000
                   Over $400,000,000                $4,500

The Intermediate Bond Fund pays CFS a fee in accordance with the following schedule:

             Asset Size of Fund                Monthly Fee
         $          0 - $ 50,000,000             $2,750
         $ 50,000,000 - $100,000,000             $3,250
         $100,000,000 - $250,000,000             $3,750
                   Over $250,000,000             $4,250

In addition, each Fund pays all costs of external pricing services.

         CFS is  retained  by the  Adviser  to assist the  Adviser in  providing administrative services to the Funds. In this capacity, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a fee from the Adviser equal to .1% of the average value of each Fund's daily net assets. The Adviser is solely responsible for the payment of these administrative fees to CFS, and CFS has agreed to seek payment of such fees solely from the Adviser.

FINANCIAL STATEMENTS
--------------------
         The Predecessor Funds' audited financial statements as of August 31, 1996 appear in the Trust's annual report which is attached to this Statement of Additional Information. The Predecessor Funds' unaudited financial statements as of February 28, 1997 appear in the Trust's semiannual report which is also attached to this Statement of Additional Information.

Growth/Value Fund                                      Shareholder Inquiries:
Aggressive Growth Fund                                  Forum Financial Corp.
Intermediate Bond Fund                                  P.O. Box 446
Kentucky Tax-Free Fund                                  Portland, Maine 04112
Money Market Fund                                       207-879-0001
                                                        800-811-8258
- -----------------------------------------------------------------------------
                                                                October 17, 1996


Dear Shareholder:

We are pleased to present the August 31, 1996 annual report for the Trans Adviser Funds. This report includes the five funds: Growth/Value, Aggressive Growth, Intermediate Bond, Money Market and Kentucky Tax-Free Funds.

The stock market, as measured by the Standard & Poor's 500 Index, performed well over our first fiscal year, but masked several inconsistent counter-trends. The technology sector reached a peak in the final three months of 1995 and subsequently entered into a six-month down-draft period. The good news is that, for Growth/Value and Aggressive Growth Funds, this afforded us the opportunity of building our technology positions at valuations that were substantially discounted from 1995 highs. The bad news, however, is many of these technology issues either stayed depressed or got even cheaper during this interval. Happily, trends in the past three to four months are much improved and appear to validate our decision to maintain a meaningful presence in the growth-oriented technology sector. The second observation is that smaller stock indices such as the Russell 2000 Index and the Wilshire Small Cap Index, significantly trailed the S&P 500 as well as the Dow Jones Industrial Average. We take some comfort that the performance of Growth/Value and Aggressive Growth was positive in comparison to these other indices.

The municipal market experienced significant volatility during the Funds' fiscal year. First, the market experienced a wide rate swing (120 basis points plus a zigzag movement); second, there was much talk of a flat tax; and third, the lack of supply, then the tremendous supply, and again the lack of supply within the municipal market. Most of the year, however, the municipal market's performance was better than that of the taxable market, especially on the shorter maturities. For example, rates on the 30-year Government bond first fell by more than 50 basis points, then rose by more than 100 basis points to 6.95%, before finally settling to 7.12% at the end of the period. Intermediate Bond, Money Market, and Kentucky Tax-Free Funds performed in line with representative benchmarks and are described in more detail later in this report.

We take great pride in the Trans Adviser Funds' first year of operations. In a short period of one year, we have grown to the $130 million level, confirming our original vision that there is a broad-based appeal for funds managed locally that employ our investment style and experience. We are further encouraged that the Funds will enjoy continued growth as a broader network of investors become informed about our investment approach and capabilities.

If you have any questions or would like additional information about the Trans Adviser Funds, please call 800-811-8258. Thank you for choosing to invest with the Trans Adviser Funds.

/s/GORDON B. DAVIDSON                                   /s/THOMAS A. TRANTUM
- ---------------------                                   --------------------
GORDON B. DAVIDSON                                      THOMAS A. TRANTUM
Chairman of the Board                                   President

GROWTH/VALUE FUND           MANAGED BY: FRANK MASTRAPASQUA AND THOMAS A. TRANTUM

From inception of the Trans Adviser Growth/Value Equity Fund on September 29, 1995 through August 31, 1996, the Net Asset Value before any applicable sales charges rose 11.8% compared with the S&P 500 gain of 13.9%. Including all sales charges, the Fund rose just 6.8%. The positive but somewhat disappointing relative performance should be viewed from the following three perspectives.

First, the mainstay focus of the Fund throughout the period was in the health care, medical and drug sectors. This focus provided the Fund with good earnings visibility, growth characteristics, and reasonable stock valuations. These three related sectors had a combined concentration level of between 25% and 30% of the entire portfolio throughout the period.

Second, excessive valuations and less confidence in underlying demand caused a retrenchment in the technology sector during the final three months of 1995. As we entered the opening months of 1996, your Fund managers began to accumulate what they believed to be quality, high growth technology shares at prices that were significantly off their high points reached in 1995. Unfortunately, the technology recession extended not only through the spring of 1996, but lasted well into the summer months before confidence in these issues began to return. Within our normal three to five year investment timeframe, we remain confident that our participation in the technology sector will prove to be "well worth the weight." In fact, we have already witnessed the return to popularity of many issues we purchased earlier this year.

Third, in the second half of the fiscal year, we have focused on building up meaningful positions in the oil service sector, which we feel is being stimulated by new discovery technologies, limited capacity, continuing good demand, and recent price increases that have been holding well above levels assumed in consensus earnings models. We also believe the oil service sector may provide above average potential returns in the next several years while continuing to exhibit desirable defensive characteristics.

In summary, core holdings in medical/health care have provided good current risk adjusted valuation performance, while technology and, to a lesser extent, the oil service sector have represented a bit of a drag on near term performance. In recent months, however, the oil service sector seems to be reaching the performance levels that we initially envisioned.
- ----------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
        TRANS ADVISER GROWTH/VALUE FUND VS. STANDARD & POOR'S 500 INDEX
- ----------------------------------------------------------------------------
    The following chart reflects a comparison of a change in value of a $10,000 investment in the Fund, including reinvested dividends and distributions, and the performance of the Index. The Index excludes the effect of any fees or sales charges. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            TRANS ADVISER GROWTH/VALUE    STANDARD & POOR'S 500 INDEX
09/29/95                                                         $9,550                        $10,000
10/31/95                                                         $9,388                         $9,964
11/30/95                                                         $9,971                        $10,401
12/31/95                                                        $10,047                        $10,602
01/31/96                                                        $10,410                        $10,963
02/29/96                                                        $10,831                        $11,065
03/31/96                                                        $10,936                        $11,171
04/30/96                                                        $11,327                        $11,335
05/31/96                                                        $11,413                        $11,626
06/30/96                                                        $11,041                        $11,671
07/31/96                                                        $10,220                        $11,156
08/31/96                                                        $10,677                        $11,391
Value on 8/31/96
Trans Advise Growth/Value Fund $10,677
Standard & Poor...s 500 Index $11,391
Average Annual Total Return
                                             Since Inception on 9/29/95
Trans Advise Growth/Value Fund                                    6.77%
Standard & Poor...s 500 Index                                    13.91%

                                       2               TRANS ADVISER FUNDS, INC.

AGGRESSIVE GROWTH FUND      MANAGED BY: FRANK MASTRAPASQUA AND THOMAS A. TRANTUM

From inception of the Trans Adviser Aggressive Growth Fund on September 29, 1995 through August 31, 1996, the Net Asset Value before any applicable sales charges rose 9.5% compared with the NASDAQ Composite Index gain of 9.8%. Including all sales charges, the Fund rose just 4.6%. A couple of factors should be noted in this record.

First, while the overall sector strategy pursued in Aggressive Growth Fund was similar to the strategy employed with the Growth/Value Fund, the technology sector was given a greater weighting in Aggressive Fund than was the medical/health care area. Since technology underwent a deeper-than-anticipated market disfavor, Aggressive Fund's performance lagged that of both the market as well as Growth/Value Fund.

Second, Aggressive Growth by design is composed of smaller capitalization stocks which can elevate the Fund's growth prospects but also can raise the Fund's risk profile. During the period, smaller stock indices, such as the Russell 2000 Index and the Wilshire Small Cap Index, significantly trailed the S&P 500. We remain confident that over the long term (three to five years) the higher risks can be adequately rewarded through compensatory returns.

- ----------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
             TRANS ADVISER AGGRESSIVE GROWTH FUND VS. NASDAQ INDEX
- ----------------------------------------------------------------------------
    The following chart reflects a comparison of a change in value of a $10,000 investment in the Fund, including reinvested dividends and distributions, and the performance of the Index. The Index excludes the effect of any fees or sales charges. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                         TRANS ADVISER AGGRESSIVE GROWTH FUND      NASDAQ INDEX
9/29/95                                                                  $9,550           $10,000
10/31/95                                                                 $9,044            $9,930
11/30/95                                                                 $9,578           $10,157
12/31/95                                                                 $9,502           $10,097
1/31/96                                                                  $9,473           $10,174
2/29/96                                                                 $10,065           $10,567
3/31/96                                                                 $10,352           $10,580
4/30/96                                                                 $11,394           $11,438
5/31/96                                                                 $11,365           $11,948
6/30/96                                                                 $10,706           $11,390
7/31/96                                                                  $9,808           $10,387
8/31/96                                                                 $10,457           $10,976
Value on 8/31/96
Trans Advise Aggressive Growth Fund                                                       $10,457
NASDAQ Index                                                            $10,976
Average Annual Total Return
                                                     Since Inception on 9/29/95
Trans Advise Aggressive Growth Fund                                                         4.57%
NASDAQ Index                                                                                9.76%

                                       3               TRANS ADVISER FUNDS, INC.

INTERMEDIATE BOND FUND                          MANAGED BY: MARSHALL E. COX, JR.

From inception of the Intermediate Bond Fund on October 3, 1995 through August 31, 1996 the Net Asset Value before any applicable sales charges rose 3.2% compared with the Lehman Brothers Intermediate Govt./Corp. Index gain of 3.7%. Including all sales charges, the Fund lost 1.41%. The relative performance should be viewed from the following perspectives.

The Fund's fiscal year witnessed huge volatility, as measured by the 30-year Government bond. Rates on the 30-year Government bond first fell by more than 50 basis points, and then rose by more than 100 basis points to 6.95%, before finally recovering to 7.12% at the end of the period.

The Fund continues to attract assets and remains well positioned to participate in a rallying bond market with an average duration of 4.4 years and an average maturity of 6.45 years, as of the end of the period. The Fund's securities currently are of very high quality, being comprised of 42% US government securities with only 11% of the Fund's securities rated BBB. The Fund also remains well diversified among 46 issues with consumer and commercial finance, banking, insurance, electric, telephone, natural gas and pipeline, retail and industrial consumer, oil, metals and chemicals all represented.

- -----------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
     TRANS ADVISER INTERMEDIATE BOND FUND VS. LEHMAN BROTHERS INTERMEDIATE
                           GOVERNMENT/CORPORATE INDEX
- ----------------------------------------------------------------------------
    The following chart reflects a comparison of a change in value of a $10,000 investment in the Fund, including reinvested dividends and distributions, and the performance of the Index. The Index excludes the effect of any fees or sales charges. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          TRANS ADVISER INTERMEDIATE BOND FUND    LEHMAN INTERMEDIATE GOVT./CORP. INDEX
10/03/95                                                                 $9,550                                  $10,000
10/31/95                                                                 $9,599                                  $10,111
11/30/95                                                                 $9,701                                  $10,243
12/31/95                                                                 $9,782                                  $10,351
01/31/96                                                                 $9,873                                  $10,440
02/29/96                                                                 $9,779                                  $10,318
03/31/96                                                                 $9,756                                  $10,265
04/30/96                                                                 $9,709                                  $10,229
05/31/96                                                                 $9,725                                  $10,221
06/30/96                                                                 $9,842                                  $10,329
07/31/96                                                                 $9,865                                  $10,360
08/31/96                                                                 $9,859                                  $10,369
Value on 8/31/96
Trans Advise Intermediate Bond Fund
Lehman IntermediateGovt./Corp. Index
Average Annual Total Return
                                                     Since Inception on 10/3/95
Trans Advise Intermediate Bond Fund                                                                               -1.41%
Lehman IntermediateGovt./Corp. Index                                                                               3.69%

                                       4               TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND                          MANAGED BY: MARSHALL E. COX, JR.

From inception of the Kentucky Tax-Free Fund on September 27, 1995 through August 31, 1996 the Net Asset Value before any applicable sales charges rose 5.8% compared with the Lehman Brothers Municipal Index gain of 4.6%. Including all sales charges, the Fund rose just 1.0%. The relative performance should be viewed from the following perspectives.

The municipal market in Kentucky experienced significant volatility during the Fund's fiscal year. First, the market experienced a wide rate swing (120 basis points plus a zigzag movement); second, there was much talk of a flat tax; and third, the lack of supply, then the tremendous supply, and again the lack of supply within the municipal market. Most of the year, however, the municipal market's performance was better than that of the taxable market, as measured by the 30-year Government bond.

Also contributing to the Fund's performance was the fact that the quality of the Fund's securities is up significantly, with 91% of the securities rated A or better. In addition, duration has been shortened substantially to 5.5 years, with an average maturity of 7.9 years. This selective shortening of the duration dramatically improved the convexity of the Fund (the concept that measures sensitivity of the market price to changes in the interest rate levels). The result is that in an improving municipal market, the Fund may perform well without having a substantial number of bonds called away and in a deteriorating market, the losses can be limited because of the much shorter duration and maturity. We feel the limited duration and better convexity, along with the very high quality of the Fund's securities, will position this Fund more conservatively while not sacrificing yield.

- ----------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
        TRANS ADVISER KENTUCKY TAX-FREE FUND VS. LEHMAN MUNICIPAL INDEX
- ----------------------------------------------------------------------------
    The following chart reflects a comparison of a change in value of a $10,000 investment in the Fund, including reinvested dividends and distributions, and the performance of the Index. The Index excludes the effect of any fees or sales charges. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        TRANS ADVISER KENTUCKY TAX-FREE FUND    LEHMAN MUNICIPAL INDEX
9/27/95                                                                $9,550                    $10,000
10/31/95                                                               $9,800                    $10,145
11/30/95                                                               $9,986                    $10,313
12/31/95                                                              $10,109                    $10,412
1/31/96                                                               $10,175                    $10,492
2/29/96                                                               $10,101                    $10,420
3/31/96                                                                $9,979                    $10,287
4/30/96                                                                $9,963                    $10,258
5/31/96                                                                $9,962                    $10,254
6/30/96                                                                $9,944                    $10,366
7/31/96                                                               $10,109                    $10,459
8/31/96                                                               $10,104                    $10,457
Value on 8/31/96
Trans Advise Kentucky Tax-Free Fund                                   $10,104
Lehman Municipal Index                                                $10,457
Average Annual Total Return
                                                   Since Inception on 9/27/95
Trans Advise Kentucky Tax-Free Fund                                                                1.04%
Lehman Municipal Index                                                                             4.57%

                                       5               TRANS ADVISER FUNDS, INC.

GROWTH/VALUE FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 1996
- ----------------------------------------------------------------------------

                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
COMMON STOCK (95.2%):
AMUSEMENT & RECREATION SERVICES (3.3%):
    10,000  Harrah's Entertainment, Inc.*....  $     190,000
    10,000  Promus Hotel Corporation*........        301,250
                                               -------------
                                                     491,250
                                               -------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS (1.4%):
     7,500  Autozone, Inc.*..................        204,375
                                               -------------
BUSINESS SERVICES (7.1%):
    20,000  ADT Ltd.*........................        392,500
     6,000  Oracle Corporation*..............        211,500
    10,000  SCB Computer Technology, Inc.*...        192,500
     5,000  Sun Microsystems, Inc.*..........        271,875
                                               -------------
                                                   1,068,375
                                               -------------
CHEMICALS & ALLIED PRODUCTS (7.6%):
     4,000  Bristol-Myers Squibb Company.....        351,000
     6,000  Merck & Company, Inc. ...........        393,750
     7,000  Schering-Plough Corporation......        391,125
                                               -------------
                                                   1,135,875
                                               -------------
COMMUNICATIONS (1.0%):
    10,000  Tele-Communications, Inc.*.......        148,750
                                               -------------
DEPOSITORY INSTITUTIONS (4.9%):
    10,000  Carolina First Corporation.......        188,750
    10,000  MBNA Corporation.................        303,750
    10,000  Signet Banking Corporation.......        241,250
                                               -------------
                                                     733,750
                                               -------------
EATING & DRINKING PLACES (3.5%):
     7,500  McDonald's Corporation...........        347,812
    20,000  Shoney's, Inc.*..................        182,500
                                               -------------
                                                     530,312
                                               -------------
ELECTRIC, GAS, & SANITARY SERVICES (2.9%):
    10,000  Sonat, Inc. .....................        441,250
                                               -------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
  COMPONENTS, EXCEPT COMPUTER EQUIPMENT (1.2%):
     5,000  Novellus Systems, Inc.*..........        188,750
                                               -------------
FOOD STORES (2.1%):
     7,500  Kroger Company*..................        317,813
                                               -------------
FOOD & KINDRED PRODUCTS (0.4%):
    15,000  Monterey Pasta Company*..........         67,500
                                               -------------
GENERAL MERCHANDISE STORES (1.8%):
     6,000  Sears, Roebuck and Company.......        264,000
                                               -------------

                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
HEALTH SERVICES (9.6%):
    10,000  Beverly Enterprises*.............  $     102,500
     5,000  Columbia HCA Healthcare
              Corporation....................        281,875
     2,345  Healthsouth Rehabilitation
              Corporation*...................         75,919
    10,000  Living Centers of America,
              Inc.*..........................        267,500
     1,000  Quorum Health Group, Inc.*.......         25,250
    15,000  Tenet Healthcare Corporation*....        315,000
    12,000  Vencor, Inc.*....................        376,500
                                               -------------
                                                   1,444,544
                                               -------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
  EQUIPMENT (13.4%):
    10,000  Hewlett-Packard Company..........        437,500
     5,000  International Business Machines
              Corporation....................        571,875
    10,000  Lam Research Corporation*........        236,250
     5,000  Seagate Technology, Inc.*........        240,000
    15,000  Western Digital Corporation*.....        526,875
                                               -------------
                                                   2,012,500
                                               -------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
  PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (1.8%):
    10,000  Tech-Sym Corporation*............        277,500
                                               -------------
MISCELLANEOUS RETAIL (3.6%):
     6,000  Friedman's, Inc. Class A*........        126,000
    10,000  Melville Corporation.............        422,500
                                               -------------
                                                     548,500
                                               -------------
MOTION PICTURES (0.8%):
     2,000  The Walt Disney Company..........        114,000
                                               -------------
NONDEPOSITORY CREDIT INSTITUTIONS (3.5%):
     5,000  American Express Company.........        218,750
    10,000  Capital One Financial
              Corporation....................        301,250
                                               -------------
                                                     520,000
                                               -------------
OIL & GAS EXTRACTION (5.4%):
    10,000  Nuevo Energy Company*............        373,750
     6,500  Pride Petroleum Services, Inc.*..         93,438
     4,000  Schlumberger, Ltd. ..............        337,500
                                               -------------
                                                     804,688
                                               -------------
PHARMACEUTICAL PREPARATIONS (3.2%):
     8,000  American Home Products
              Corporation....................        474,000
                                               -------------

 See notes to financial statements.     6           TRANS ADVISER FUNDS, INC.
GROWTH/VALUE FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ----------------------------------------------------------------------------

                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
TRANSPORTATION EQUIPMENT (1.5%):
     2,500  Boeing Company...................  $     226,250
                                               -------------
TRANSPORTATION SERVICES (1.3%):
    15,000  United Transnet, Inc.*...........        195,000
                                               -------------
TRANSPORTATION BY AIR (1.5%):
    10,000  Southwest Airlines Company.......        228,750
                                               -------------
WATER TRANSPORTATION (2.6%):
    10,000  Tidewater, Inc. .................        383,750
                                               -------------
WHOLESALE TRADE--DURABLE GOODS (8.6%):
     6,000  Arrow Electronics Inc.*..........        273,750
     4,000  Avnet, Inc. .....................        187,000
     5,000  Lockheed Martin Corporation......        420,625
    15,000  Sybron International
              Corporation-Wisconsin*.........        412,500
                                               -------------
                                                   1,293,875
                                               -------------
                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
WHOLESALE TRADE--NONDURABLE GOODS (1.2%):
     5,000  Safeway, Inc.*...................  $     181,250
                                               -------------
Total Common Stock
  (cost $14,053,526).........................     14,296,607
                                               -------------
SHORT-TERM HOLDINGS (4.8%):
    16,152  1784 U.S. Treasury Money Market
              Fund...........................         16,152
   711,813  Forum Daily Assets Treasury
              Fund...........................        711,813
                                               -------------
Total Short-Term Holdings
  (cost $727,965)............................        727,965
                                               -------------
Total Investments (100.0%)
  (cost $14,781,491).........................  $  15,024,572
                                               -------------
                                               -------------

*Non-income producing security.

See notes to financial statements.     7               TRANS ADVISER FUNDS, INC.

AGGRESSIVE GROWTH FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 1996
- ----------------------------------------------------------------------------

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ----------------------------------  ------------
COMMON STOCK (98.9%):
AMUSEMENT & RECREATION SERVICES (3.8%):
     5,000  Harrah's Entertainment, Inc.*.....  $     95,000
     5,000  Promus Hotel Corporation*.........       150,625
                                                ------------
                                                     245,625
                                                ------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE
  STATIONS (1.9%):
    10,000  Rush Enterprises, Inc.*...........       125,000
                                                ------------
BUSINESS SERVICES (12.1%):
    10,000  ADT Ltd.*.........................       196,250
    10,000  Cerplex Group*....................        68,750
     5,000  Oracle Corporation*...............       176,250
     9,500  SCB Computer Technology, Inc.*....       182,875
     3,000  Sun Microsystems, Inc.*...........       163,125
                                                ------------
                                                     787,250
                                                ------------
CHEMICALS & ALLIED PRODUCTS (1.6%):
    10,000  NABI, Inc.*.......................       106,250
                                                ------------
COMMUNICATIONS (1.1%):
     5,000  Mobile Telecommunication Tech
              Corp*...........................        69,375
                                                ------------
DEPOSITORY INSTITUTIONS (2.9%):
    10,000  Carolina First Corporation........       188,750
                                                ------------
EATING & DRINKING PLACES (4.9%):
     6,000  Quality Dining, Inc.*.............       176,250
    16,000  Shoney's, Inc.*...................       146,000
                                                ------------
                                                     322,250
                                                ------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
  COMPONENTS, EXCEPT COMPUTER EQUIPMENT (2.3%):
     4,000  Novellus Systems, Inc.*...........       151,000
                                                ------------
FOOD STORES (2.3%):
     3,500  Kroger Company*...................       148,312
                                                ------------
FOOD & KINDRED PRODUCTS (0.7%):
    10,000  Monterey Pasta Company*...........        45,000
                                                ------------
GENERAL MERCHANDISE STORES (1.2%):
     2,000  Consolidated Stores
              Corporation*....................        76,000
                                                ------------
HEALTH SERVICES (11.9%):
     7,500  Living Centers of America, Inc.*..       200,625
     2,000  Quorum Health Group, Inc.*........        50,500
    10,000  Tenet Healthcare Corporation*.....       210,000

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ----------------------------------  ------------
HEALTH SERVICES, CONTINUED:
    10,000  Vencor, Inc.*.....................  $    313,750
                                                ------------
                                                     774,875
                                                ------------
HOLDING & OTHER INVESTMENT OFFICES (0.5%):
     1,000  Felcor Suite Hotels, Inc. ........        30,500
                                                ------------
HOME FURNITURE, FURNISHINGS, & EQUIPMENT
  STORES (1.2%):
     5,000  Movie Gallery, Inc.*..............        76,250
                                                ------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
  EQUIPMENT (14.4%):
     4,000  Hewlett-Packard Company...........       175,000
     8,000  Lam Research Corporation*.........       189,000
    15,000  Smart Modular Technologies*.......       225,000
    10,000  Western Digital Corporation*......       351,250
                                                ------------
                                                     940,250
                                                ------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
  PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (2.5%):
     6,000  Tech-Sym Corporation*.............       166,500
                                                ------------
MISCELLANEOUS RETAIL (3.5%):
     6,000  Friedman's, Inc. Class A*.........       126,000
     2,500  Melville Corporation..............       105,625
                                                ------------
                                                     231,625
                                                ------------
NONDEPOSITORY CREDIT INSTITUTIONS (4.6%):
     6,000  Capital One Financial
              Corporation.....................       180,750
     5,000  Olympic Financial, Ltd.*..........       122,500
                                                ------------
                                                     303,250
                                                ------------
OIL & GAS EXTRACTION (7.9%):
     8,000  Nuevo Energy Company*.............       299,000
    15,000  Pride Petroleum Services, Inc.*...       215,625
                                                ------------
                                                     514,625
                                                ------------
TRANSPORTATION SERVICES (5.1%):
    10,000  Simon Transportation Services*....       137,500
    15,000  United Transnet, Inc.*............       195,000
                                                ------------
                                                     332,500
                                                ------------
TRANSPORTATION BY AIR (2.5%):
     5,000  Southwest Airlines Company........       114,375
     5,000  Western Pacific Airlines, Inc.*...        50,625
                                                ------------
                                                     165,000
                                                ------------
WATER TRANSPORTATION (3.5%):
     6,000  Tidewater, Inc. ..................       230,250
                                                ------------

See notes to financial statements.     8               TRANS ADVISER FUNDS, INC.

AGGRESSIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ---------------------------------------------------------------------------

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ----------------------------------  ------------
WHOLESALE TRADE--DURABLE GOODS (2.1%):
     5,000  Sybron International
              Corporation-Wisconsin*..........  $    137,500
                                                ------------
WHOLESALE TRADE--NONDURABLE GOODS (4.4%):
     7,500  AmeriSource Health Corporation*...       285,938
                                                ------------
Total Common Stock
  (cost $6,393,306)...........................     6,453,875
                                                ------------
                         SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ----------------------------------  ------------

SHORT-TERM HOLDINGS (1.1%)
       576  1784 U.S. Treasury Money Market
              Fund............................  $        576
    72,947  Forum Daily Assets Treasury
              Fund............................        72,947
                                                ------------
Total Short-Term Holdings
  (cost $73,523)..............................        73,523
                                                ------------
Total Investments (100.0%)
  (cost $6,466,829)...........................  $  6,527,398
                                                ------------
                                                ------------

*Non-income producing security.

See notes to financial statements.     9               TRANS ADVISER FUNDS, INC.

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 1996
- ----------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (7.9%):
$    290,038  Federal Home Loan Mortgage
                Corporation, Series 1072,
                Class G, 7.00%, due
                5/15/06......................  $     289,228
     800,000  Federal Home Loan Mortgage
                Corporation, Series 1720,
                Class E, 7.50% due
                12/15/09.....................        797,647
                                               -------------
Total Collateralized Mortgage Obligations
  (cost $1,118,738)..........................      1,086,875
                                               -------------
FIXED RATE BONDS--CORPORATE (55.4%):
     686,000  Alabama Power Company, 8.30%,
                due 7/1/22...................        684,720
     400,000  Anheuser-Busch Companies,
                7.00%, due 9/1/05............        388,401
     178,000  Anheuser-Busch Companies,
                8.75%, due 12/1/99...........        187,100
     169,000  Associates Corporation of North
                America, 6.00%, due
                3/15/00......................        164,005
     250,000  B.P. America, 6.50%, due
                12/15/99.....................        245,774
      50,000  Berkley W.R. Corporation,
                9.875%, due 5/15/08..........         57,698
     190,000  The Chase Manhattan
                Corporation, 8.00%, due
                5/15/04......................        191,230
     115,000  Citicorp, 10.75%, due
                12/15/15.....................        118,364
     146,000  Citicorp, 10.50%, due 2/1/16...        149,355
     140,000  Commonwealth Edison Company,
                9.50%, due 5/1/16............        146,775
     160,000  Florida Power & Light Company,
                8.00%, due 8/25/22...........        156,388
     100,000  Ford Motor Credit Company,
                5.83%, due 6/29/98...........         98,648
     160,000  Ford Motor Credit Company,
                7.50%, due 1/15/03...........        161,039
     160,000  GTE of Southeast Corporation,
                8.00%, due 12/1/01...........        160,812

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
FIXED RATE BONDS--CORPORATE, CONTINUED:
$    130,000  General Electric Capital
                Corporation, 6.66%, due
                5/1/18.......................  $     128,744
      69,000  Georgia Power Company First
                Mortgage Bonds, 7.95%, due
                2/1/23.......................         67,860
     250,000  Greyhound Financial
                Corporation, 7.82%, due
                1/27/03......................        253,009
     250,000  IBM Credit Corporation, 6.20%,
                due 3/19/01..................        239,773
     300,000  Inco, Ltd., 9.60%, due
                6/15/22......................        317,897
     120,000  Jersey Central Power & Light
                Company, 9.20%, due 7/1/21...        128,346
      46,000  Kaiser Permanente, 9.55%, due
                7/15/05......................         52,472
      56,000  Kraft, Inc., 8.50%, due
                2/15/17......................         56,264
     200,000  Michigan Bell Telephone
                Company, 6.375%, due
                2/1/05.......................        188,882
     175,000  Pacific Gas & Electric Company,
                6.625%, due 6/1/00...........        170,867
     439,000  Pennsylvania Power & Light
                Company, 9.25%, due
                10/1/19......................        468,786
     120,000  Public Service Electric & Gas
                Company, 8.75%, due
                11/1/21......................        128,669
     165,000  Questar Pipeline, 9.375%, due
                6/1/21.......................        180,413
      70,000  Rohm & Haas Company, 9.80%, due
                4/15/20......................         83,520
      50,000  Sara Lee Corporation, 8.75%,
                due 5/15/16..................         51,814
     675,000  Shopko Stores, 9.25%, due
                3/15/22......................        693,309
     200,000  Southern California Edison,
                7.375%, due 12/15/03.........        203,407
      85,000  Southwestern Public Service
                Company, 8.20%, due
                12/1/22......................         86,728

See notes to financial statements.     10              TRANS ADVISER FUNDS, INC.

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ----------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
FIXED RATE BONDS--CORPORATE, CONTINUED:
$    199,000  TJX Companies, Inc., 9.50%, due
                5/2/16.......................  $     206,408
      68,000  U.S. Leasing International,
                6.625%, due 5/15/03..........         65,228
     130,000  Union Electric Company, 8.00%,
                due 12/15/22.................        128,740
     500,000  Union Oil of California
                Corporation, 6.70%, due
                10/15/07.....................        463,422
     250,000  Washington Gas Light Company,
                6.50%, due 1/14/97...........        250,778
      65,000  Wisconsin Electric Power,
                7.75%, due 1/15/23...........         63,377
                                               -------------
Total Fixed Rate Bonds--Corporate
  (cost $7,817,554)..........................      7,589,022
                                               -------------
FIXED RATE NOTES--AGENCY (7.1%):
     500,000  Federal Home Loan Bank, 6.62%,
                due 12/6/00..................        487,668
     150,000  Federal National Mortgage
                Association, 6.17%, due
                12/2/03......................        141,364
     265,000  Tennessee Valley Authority,
                6.875%, due 1/15/02..........        261,356
      50,000  Tennessee Valley Authority,
                6.875%, due 8/1/02...........         49,128
      30,000  Tennessee Valley Authority,
                8.05%, due 7/15/24...........         29,261
                                               -------------
Total Fixed Rate Notes--Agency
  (cost $998,362)............................        968,777
                                               -------------
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------

REPURCHASE AGREEMENTS (15.3%):
$  2,101,575  The First Boston Corporation,
                5.30%, due 9/3/96, to be
                repurchased at 2,102,813
                (collateralized by
                $16,050,000 Federal National
                Mortgage Association, pool
                #339017, 6.092%, due
                12/1/35).....................  $   2,101,575
                                               -------------
Total Repurchase Agreements
  (cost $2,101,575)..........................      2,101,575
                                               -------------
TREASURY NOTES (14.2%):
   2,000,000  U.S. Treasury Notes, 6.50%, due
                8/15/05......................      1,943,750
                                               -------------
Total Treasury Notes
  (cost $1,986,601)..........................      1,943,750
                                               -------------
SHORT-TERM HOLDINGS (0.1%):
       5,006  1784 U.S. Treasury Money Market
                Fund.........................          5,006
                                               -------------
Total Short-Term Holdings
  (cost $5,006)..............................          5,006
                                               -------------
Total Investments (100.0%)
  (cost $14,027,836).........................  $  13,695,005
                                               -------------
                                               -------------

See notes to financial statements.     11              TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 1996
- -------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
MUNICIPAL BONDS (100.0%):
AIRPORT REVENUE (5.0%):
$    750,000  Kenton County, KY, Airport
                Revenue Bonds, MBIA insured,
                5.75%, due
                3/1/13.......................  $     733,125
      50,000  Lexington-Fayette Urban County
                Airport Corporation, KY,
                First Mortgage Revenue Bonds,
                7.75%, due 4/1/08............         53,937
                                               -------------
                                                     787,062
                                               -------------
ECONOMIC DEVELOPMENT REVENUE (15.3%):
     100,000  Covington, KY, Municipal
                Properties Corporation
                Revenue Bonds, Series A,
                8.25%, due 8/1/10,
                prerefunded 8/1/98 at 103....        109,875
     490,000  Jefferson County, KY, Capital
                Projects Corporation Revenue
                Bonds, Series A, 5.65%, due
                8/15/03......................        508,987
     100,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #26 Second
                Series, 7.10%, due 12/1/97...        103,500
     110,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #27, 7.10%,
                due 5/1/06, prerefunded
                11/1/96
                at 102.......................        112,773
      50,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #27, 7.10%,
                due 5/1/08, prerefunded
                11/1/96
                at 102.......................         51,260
     100,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #30 Fifth
                Series, 7.00%, due 12/1/96...        100,792

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
ECONOMIC DEVELOPMENT REVENUE, CONTINUED:
$     70,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #32 Third
                Series, 6.50%, due 12/1/99...  $      73,762
      65,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #51, escrowed
                to maturity, 6.00%, due
                8/1/97.......................         66,159
     455,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #51, escrowed
                to maturity, 6.30%, due
                8/1/01.......................        482,869
     100,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #52, 6.50%,
                due 8/1/11, prerefunded
                8/1/01 at 102................        109,125
     425,000  Kentucky State Turnpike
                Authority, Economic
                Development Revenue Bonds,
                Revitalization Projects,
                escrowed to maturity, 7.00%,
                due 5/15/99..................        452,094
     200,000  Kentucky State Turnpike
                Authority, Economic
                Development Revenue Bonds,
                7.25%, due 5/15/10,
                prerefunded 5/15/00 at
                101.50.......................        219,750
                                               -------------
                                                   2,390,946
                                               -------------
EDUCATION FACILITIES REVENUE (19.9%):
     350,000  Fayette County, KY, School
                District Finance Corporation,
                School Building Revenue
                Bonds, Series C, 5.25%, due
                10/1/09......................        334,687

See notes to financial statements.     12              TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ---------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
EDUCATION FACILITIES REVENUE, CONTINUED:
$    365,000  Fayette County, KY, School
                District Finance Corporation,
                School Building Revenue
                Bonds, Series C, 5.25%, due
                10/1/10......................  $     346,750
     200,000  Hopkins County, KY, School
                District Finance Corporation,
                School Building Revenue
                Bonds, 5.70%, due 6/1/06.....        204,250
     495,000  Jefferson County, KY, School
                District Finance Corporation,
                School Building Revenue
                Bonds, Series A, 4.875%, due
                1/1/11.......................        449,831
     750,000  Jefferson County, KY, School
                District Finance Corporation,
                School Building Revenue
                Bonds, Series A, MBIA
                insured, 5.00%, due 2/1/07...        731,250
      70,000  Lexington-Fayette Urban County
                Government, KY, School
                Building Revenue Bonds,
                6.80%, due 10/1/01...........         76,300
     770,000  Pendleton County, KY, School
                District Finance Corporation,
                School Building Revenue
                Bonds, 5.05%, due 12/1/15....        685,300
     200,000  University of Louisville, KY,
                Revenue Bonds, Series H,
                5.875%, due 5/1/12...........        201,750
      70,000  University of Louisville, KY,
                Revenue Bonds, Series G,
                6.25%, due 5/1/99............         72,103
                                               -------------
                                                   3,102,221
                                               -------------
GENERAL OBLIGATION (1.8%):
     305,000  Fern Creek, KY, Fire Protection
                District, Holding Company,
                Inc., Revenue Bonds, Fire
                Station #2, 5.75%, due
                1/15/14......................        286,319
                                               -------------
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
HEALTH CARE REVENUE (13.2%):
$    385,000  Jefferson County, KY, Hospital
                Revenue Bonds, NKC Hospitals,
                Inc. Project, MBIA insured,
                7.75%, due 10/1/14,
                prerefunded 10/01/97 at
                102..........................  $     407,492
   1,225,000  Kentucky Economic Development
                Finance Authority, Hospital
                Facilities Revenue Bonds,
                Society National Bank LOC,
                5.75%, due 11/1/05...........      1,211,219
     475,000  Kentucky Economic Development
                Finance Authority, Hospital
                Facilities Revenue Bonds,
                Baptist Healthcare System
                Project, MBIA insured, 5.00%,
                due 8/15/24..................        408,500
      40,000  McCracken County, KY, Revenue
                Bonds, Lourdes Hospital,
                Inc., 6.00%, due 11/1/12,
                prerefunded 11/1/96 at 100...         40,146
                                               -------------
                                                   2,067,357
                                               -------------
HOUSING REVENUE (6.6%):
     725,000  Boone County, KY, Public
                Properties Corporation
                Revenue Bonds, Sewer System
                Lease, 5.15%, due 12/1/12....        667,000
     270,000  Greater Kentucky Housing
                Assistance Corporation,
                Mortgage Revenue Bonds,
                FHA/Section 8 Assisted
                Project, Series A, MBIA/ FHA
                insured, 6.25%, due 7/1/22...        270,337
     100,000  Jefferson County, KY, Capital
                Projects Corporation Revenue
                Bonds, Series A, 0.00%
                (5.747% effective yield), due
                8/15/99......................         86,750
                                               -------------
                                                   1,024,087
                                               -------------

See notes to financial statements.     13              TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ---------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
INDUSTRIAL DEVELOPMENT REVENUE (6.1%):
$    750,000  Clark County, KY, Industrial
                Building Revenue Bonds,
                Southern Wood Project, 7.00%,
                due 12/1/08+.................  $     746,250
     200,000  Wickliffe, KY, Industrial
                Building Revenue Bonds,
                Westvaco Corporation Project,
                7.00%, due 1/1/09............        199,956
                                               -------------
                                                     946,206
                                               -------------
JAIL FACILITIES REVENUE (0.7%):
     100,000  Kentucky Local Correctional
                Facilities Construction
                Authority Revenue Bonds,
                7.00%, due 11/1/14,
                prerefunded 11/1/97 at 102...        105,250
                                               -------------
OTHER REVENUE (6.1%):
     475,000  Kentucky Higher Education
                Student Loan Corporation,
                Insured Student Loan Revenue
                Bonds, Series B, 6.40%, due
                6/1/00.......................        503,500
     300,000  Lexington-Fayette Urban County,
                KY, Government Public
                Facilities Corporation
                Revenue Bonds, Recreation
                Project, 7.90%, due 7/1/06,
                prerefunded 7/1/97 at 102....        315,480
     120,000  Puerto Rico Public Buildings
                Authority Guaranteed Revenue
                Bonds, Series K, 6.875%, due
                7/1/21, prerefunded 7/1/02 at
                101.50.......................        134,400
                                               -------------
                                                     953,380
                                               -------------
POLLUTION CONTROL REVENUE (17.7%):
     450,000  Ashland, KY, Pollution Control
                Revenue Bonds, Ashland Oil,
                7.375%, due 7/1/09...........        483,750
     295,000  Ashland, KY, Solid Waste
                Revenue Bonds, Ashland Oil,
                Inc., Project, 7.20%, due
                10/1/20......................        310,488
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
POLLUTION CONTROL REVENUE, CONTINUED:
$    235,000  Jefferson County, KY, Pollution
                Control Revenue Bonds,
                Louisville Gas & Electric
                Company Project A, 7.45%, due
                6/15/15......................  $     255,269
     100,000  Kentucky State Pollution
                Abatement & Water Reserve
                Finance Authority Revenue
                Bonds, Series A, escrowed to
                maturity, 7.40%, due
                8/1/02.......................        112,875
      50,000  Louisville & Jefferson County,
                KY, Metropolitan Sewer
                District, Sewer & Drain
                System Revenue Bonds, Series
                A, AMBAC insured, 6.50%, due
                5/15/00......................         52,938
     455,000  Meade County, KY, Pollution
                Control Revenue Bonds, Olin
                Corporation Project, 6.00%,
                due 7/1/07...................        457,707
     385,000  Trimble County, KY, Pollution
                Control Revenue Bonds, Series
                A, 7.625%, due 11/1/20,
                prerefunded 11/1/00 at 102...        430,719
     600,000  Trimble County, KY, Pollution
                Control Revenue Bonds, Series
                A, 7.625%, due 11/1/20.......        659,250
                                               -------------
                                                   2,762,996
                                               -------------
TRANSPORTATION REVENUE (6.1%):
     655,000  Kentucky State Turnpike
                Authority Resource Recovery
                Road Revenue Bonds, escrowed
                to maturity, 6.125%, due
                7/1/07.......................        674,650
     275,000  Kentucky State Turnpike
                Authority Resource Recovery
                Road Revenue Bonds, Series A,
                FGIC insured, 6.00%, due
                7/1/09.......................        275,405
                                               -------------
                                                     950,055
                                               -------------

See notes to financial statements.     14              TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ---------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
UTILITIES REVENUE (1.5%):
$    200,000  Owensboro, KY, Electric Light &
                Power Revenue Bonds, Series
                A, 10.25%, due 1/1/09,
                prerefunded 1/1/00 at 102....  $     232,250
                                               -------------
Total Municipal Bonds
  (cost $15,867,871).........................     15,608,129
                                               -------------
Total Investments (100.0%)
  (cost $15,867,871).........................  $  15,608,129
                                               -------------
                                               -------------

+Securities that may be resold to
 "qualified institutional buyers"
 under rule 144a or securities offered
 pursuant to Section 4(2) of the
 Securities Act of 1933, as amended.
 These securities have been determined
 to be liquid under guidelines
 established by the Board of
 Directors.

See notes to financial statements.     15              TRANS ADVISER FUNDS, INC.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 1996
- ---------------------------------------------------------------------------

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
ASSET BACKED SECURITIES (0.4%):
$    274,424  Federal Home Loan Mortgage
                Corporation, 7.00%, due
                4/1/97.......................  $     275,191
                                               -------------
DISCOUNT NOTES--AGENCY (19.8%):
  15,015,000  Federal Home Loan Mortgage
                Corporation, 5.293% yield,
                9/5/96.......................     15,010,662
                                               -------------
FIXED RATE NOTES--AGENCY (4.2%):
     100,000  Federal Home Loan Bank, 4.75%,
                due 1/13/97..................         99,641
     100,000  Federal Home Loan Bank, 4.57%,
                due 2/3/97...................         99,492
     100,000  Federal Home Loan Bank, 4.80%,
                due 7/24/97..................         98,810
     100,000  Federal Home Loan Mortgage
                Corporation, 4.525%, due
                1/27/97......................         99,521
     220,000  Federal Land Bank, 7.95%, due
                10/21/96.....................        220,645
   1,100,000  Federal National Mortgage
                Association, 4.50%, due
                11/1/96......................      1,097,763
     400,000  Tennessee Valley Authority,
                8.25%, due 11/15/96..........        401,897
     230,000  Tennessee Valley Authority,
                4.60%, due 12/15/96..........        229,209
     861,000  Tennessee Valley Authority,
                6.00%, due 1/15/97...........        861,380
                                               -------------
Total Fixed Rate Notes--Agency...............      3,208,358
                                               -------------
FIXED RATE NOTES--CORPORATE (59.2%):
     175,000  AT&T Capital Corporation,
                7.66%, due 1/30/97...........        176,132
     355,000  American Express Credit
                Corporation, 7.875%, due
                12/1/96......................        356,681
   1,128,000  American Express Credit
                Corporation, 7.75%, due
                3/1/97.......................      1,138,977
      75,000  American General Finance
                Corporation, 7.15%, due
                5/15/97......................         75,568
      80,000  American Home Products
                Corporation, 6.875%, due
                4/15/97......................         80,322

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
FIXED RATE NOTES--CORPORATE, CONTINUED:
$    660,000  Associates Corporation of North
                America, 7.50%, due
                10/15/96.....................  $     661,211
     215,000  Associates Corporation of North
                America, 8.70%, due 1/1/97...        216,815
     395,000  Associates Corporation of North
                America, 6.875%, due
                1/15/97......................        396,372
      50,000  Associates Corporation of North
                America, 9.70%, due 5/1/97...         51,165
     290,000  Associates Corporation of North
                America, 8.625%, due
                6/15/97......................        295,124
   1,520,000  Bankers Trust New York
                Corporation, 7.25%, due
                11/1/96......................      1,523,248
     190,000  Bausch & Lomb, Inc., 6.80%, due
                12/12/96.....................        190,519
      50,000  Baxter International, Inc.,
                7.50%, due 5/1/97............         50,470
     985,000  CIGNA Corporation, 8.00%, due
                9/1/96.......................        985,000
     245,000  CIT Group Holdings, Inc.,
                8.00%, due 1/13/97...........        246,744
      90,000  CIT Group Holdings, Inc.,
                8.75%, due 7/1/97............         91,839
   2,000,000  CSX Transportation, Inc.,
                5.93%, due 6/1/97............      1,999,743
      75,000  Caterpillar Financial Services
                Corporation, 9.125%, due
                12/15/96.....................         75,642
     230,000  The Chase Manhattan
                Corporation, 7.875%, due
                1/15/97......................        231,566
     150,000  Chrysler Financial Corporation,
                4.99%, due 2/3/97............        149,431
     256,000  Citicorp, 8.75%, due 11/1/96...        257,153
     450,000  Commercial Credit Company,
                8.00%, due 9/1/96............        450,000
     250,000  Commercial Credit Company,
                6.75%, due 1/15/97...........        250,765
     500,000  Commercial Credit Company,
                8.125%, due 3/1/97...........        506,313

See notes to financial statements.     16              TRANS ADVISER FUNDS, INC.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ---------------------------------------------------------------------------

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
FIXED RATE NOTES--CORPORATE, CONTINUED:
$    100,000  Discover Credit, 7.98%, due
                4/7/97.......................  $     101,067
   1,929,000  Dupont Corporation, 8.45%, due
                10/15/96.....................      1,934,870
     250,000  Fireman's Federal Mortgage,
                8.25%, due 11/1/96...........        250,746
     531,000  First Union Corporation,
                8.125%, due 12/15/96.........        534,341
     195,000  Ford Holdings, Inc., 9.25%, due
                7/15/97......................        199,794
     503,000  Ford Motor Company, 7.875%, due
                10/15/96.....................        504,104
   1,007,000  Ford Motor Credit Company,
                8.00%, due 10/1/96...........      1,008,560
     324,000  Ford Motor Credit Company,
                8.00%, due 12/1/96...........        325,584
     450,000  Ford Motor Credit Company,
                7.875%, due 1/15/97..........        453,260
      25,000  Ford Motor Credit Company,
                5.625%, due 3/3/97...........         24,962
     132,000  Ford Motor Credit Company,
                6.80%, due 8/15/97...........        132,772
     500,000  General Electric Capital
                Corporation, 7.46%, due
                9/30/96......................        500,556
   1,345,000  General Electric Capital
                Corporation, 8.75%, due
                11/26/96.....................      1,353,619
     294,000  General Electric Capital
                Corporation, 8.00%, due
                2/1/97.......................        296,320
   1,319,000  General Motors Acceptance
                Corporation, 8.00%, due
                10/1/96......................      1,321,094
     500,000  General Motors Acceptance
                Corporation, 5.00%, due
                1/27/97......................        498,068
     400,000  General Motors Acceptance
                Corporation, 7.65%, due
                2/4/97.......................        403,086
     602,000  General Motors Corporation,
                7.625%, due 2/15/97..........        606,151
     545,000  Hospital Corporation of
                America, 9.00%, due
                3/15/97......................        553,258
                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
FIXED RATE NOTES--CORPORATE, CONTINUED:
$    130,000  Household Finance Corporation,
                7.80%, due 11/1/96...........  $     130,423
      70,000  ITT Corporation, 7.25%, due
                11/15/96.....................         70,132
     560,000  International Lease Finance
                Corporation, 7.90%, due
                10/1/96......................        560,843
     440,000  International Lease Finance
                Corporation, 4.75%, due
                1/15/97......................        438,099
     500,000  International Lease Finance
                Corporation, 6.35%, due
                1/15/97......................        500,705
     100,000  International Lease Finance
                Corporation, 5.875%, due
                2/1/97.......................         99,909
     275,000  International Lease Finance
                Corporation, 5.50%, due
                4/1/97.......................        273,994
      75,000  John Deere Capital, 4.625%, due
                9/2/96.......................         75,000
      90,000  Lehman Brothers Holdings, Inc.,
                8.375%, due 4/1/97...........         91,155
     247,000  MGM Grand Hotels Financial
                Corporation, Defeased,
                11.75%, due 5/1/97...........        260,637
     200,000  MGM Grand Hotels Financial
                Corporation, Defeased,
                12.00%, due 5/1/97...........        217,831
      45,000  Merck & Company, Inc., 6.00%,
                due 1/15/97..................         44,989
   1,200,000  Morgan Stanley Group, Inc.,
                7.32%, due 1/15/97...........      1,206,451
     432,000  NationsBank Corporation, 8.50%
                due 11/1/96..................        433,784
     250,000  New Zealand Government, 8.25%,
                due 9/25/96..................        250,355
     100,000  Northern Illinois Gas, 5.50%,
                due 2/1/97...................         99,836
     700,000  Norwest Financial, Inc., 4.89%,
                due 11/15/96.................        698,820
     375,000  Norwest Financial, Inc., 7.10%,
                due 11/15/96.................        375,857
     130,000  Norwest Financial, Inc., 6.00%,
                due 8/15/97..................        129,701

See notes to financial statements.     17              TRANS ADVISER FUNDS, INC.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ---------------------------------------------------------------------------

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
FIXED RATE NOTES--CORPORATE, CONTINUED:
$    110,000  Oklahoma Gas & Electric
                Company, 5.125%, due
                1/1/97.......................  $     109,700
     100,000  Paccar Financial Corporation,
                5.12%, due 3/10/97...........         99,575
     250,000  Pacific Gas & Electric Company,
                4.87%, due 12/9/96...........        249,350
     435,000  Pacific Northwest Bell
                Telephone Company, 7.50%, due
                12/1/96......................        436,644
     860,000  PepsiCo, Inc., 7.00%, due
                11/15/96.....................        861,837
      30,000  PepsiCo, Inc., 6.875%, due
                5/15/97......................         30,170
     600,000  Pfizer, Inc., 7.125%, due
                10/1/96......................        600,583
     834,000  Pfizer, Inc., 6.50%, due
                2/1/97.......................        836,057
   1,699,000  Philip Morris Companies, Inc.,
                8.75%, due 12/1/96...........      1,710,606
   1,335,000  Philip Morris Companies, Inc.,
                7.50%, due 3/17/97...........      1,345,398
      75,000  Philip Morris Companies, Inc.,
                9.75%, due 5/1/97............         76,750
     260,000  Philip Morris Companies, Inc.,
                8.75%, due 6/15/97...........        265,096
   2,666,000  Public Service Electric & Gas
                Company, 8.75%, due
                11/1/96......................      2,859,577
     170,000  Public Service Electric & Gas
                Company, 8.75%, due 2/1/97...        183,393
     250,000  Quaker Oats Company, 8.85%, due
                11/15/96.....................        251,257
     660,000  Quebec Province, 8.74%, due
                7/21/97......................        673,232
     300,000  Sara Lee Corporation, 5.05%,
                due 2/18/97..................        299,131
   1,897,000  Sears Roebuck and Company,
                9.00%, due 9/15/96...........      1,898,891
                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
FIXED RATE NOTES--CORPORATE, CONTINUED:
$     75,000  Security Pacific Corporation,
                7.75%, due 12/1/96...........  $      75,310
      50,000  Southern California Edison
                Company, 5.90%, due
                1/15/97......................         50,042
     100,000  Tambrands Inc., 4.65%, due
                1/21/97......................         99,479
     325,000  Texaco Capital, 9.00%, due
                11/15/96.....................        326,969
     200,000  Travelers Group, Inc., 8.375%,
                due 12/15/96.................        201,424
     175,000  Travelers Group, Inc., 7.625%,
                due 1/15/97..................        175,983
   2,160,000  U.S. West Capital Funding,
                8.00%, due 10/15/96..........      2,165,190
     135,000  Union Electric Company, 5.50%,
                due 3/1/97...................        134,794
     365,000  Virginia Electric & Power
                Company, 7.25%, due 3/1/97...        367,665
     250,000  Wachovia Bank, 4.875%, due
                2/18/97......................        248,760
     471,000  Wells Fargo & Company, 8.20%,
                due 11/1/96..................        472,623
     445,000  World Book Financial, 8.125%,
                due 9/1/96...................        445,000
                                               -------------
Total Fixed Rate Notes--Corporate............     44,968,019
                                               -------------
REPURCHASE AGREEMENTS (16.4%):
  12,472,423  The First Boston Corporation,
                5.30%, due 9/3/96, to be
                repurchased at 12,479,768
                (collateralized by
                $16,050,000 Federal National
                Mortgage Association, pool
                #339017, 6.092%, due
                12/1/35).....................     12,472,423
                                               -------------
Total Repurchase Agreements..................     12,472,423
                                               -------------
Total Investments (100.0%)...................  $  75,934,653
                                               -------------
                                               -------------

See notes to financial statements.     18              TRANS ADVISER FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 1996
- --------------------------------------------------------------------------

                                                                                INTERMEDIATE
                                                                 AGGRESSIVE         BOND          KENTUCKY     MONEY MARKET
                                            GROWTH/VALUE FUND   GROWTH FUND         FUND        TAX-FREE FUND      FUND
                                            -----------------  --------------  ---------------  -------------  -------------
ASSETS:
  Investments, at value...................   $    15,024,572    $  6,527,398    $  13,695,005   $  15,608,129  $  75,934,653
  Cash....................................         --                --              --                 1,798       --
  Interest, dividends and other
    receivables...........................            16,151           1,422          185,929         261,250      1,173,021
  Receivable for fund shares issued.......            70,576          12,716           23,439          45,402       --
  Organization costs, net of
    amortization..........................            25,935          25,935           25,935          25,935         25,935
                                            -----------------  --------------  ---------------  -------------  -------------
Total assets..............................        15,137,234       6,567,471       13,930,308      15,942,514     77,133,609
                                            -----------------  --------------  ---------------  -------------  -------------
LIABILITIES:
  Payable for securities purchased........         --                --               487,264        --              401,228
  Payable for fund shares redeemed........             1,515           1,165            7,000        --             --
  Administration fee payable..............             2,083           2,083            2,083        --                9,429
  Accrued expenses and other payables.....            25,971          14,309            7,064          23,251         49,226
  Dividends payable.......................         --                --                70,005          78,774        310,879
                                            -----------------  --------------  ---------------  -------------  -------------
Total liabilities.........................            29,569          17,557          573,416         102,025        770,762
                                            -----------------  --------------  ---------------  -------------  -------------
NET ASSETS................................   $    15,107,665    $  6,549,914    $  13,356,892   $  15,840,489  $  76,362,847
                                            -----------------  --------------  ---------------  -------------  -------------
                                            -----------------  --------------  ---------------  -------------  -------------
COMPONENTS OF NET ASSETS:
  Capital paid in.........................   $    14,820,155    $  6,473,696    $  13,705,116   $  16,217,070  $  76,360,353
  Undistributed net investment income
    (distributions in excess).............         --                --              --              (114,051)      --
  Unrealized appreciation (depreciation)..           243,081          60,569         (332,831)       (259,742)      --
  Accumulated net realized gain (loss)....            44,429          15,649          (15,393)         (2,788)         2,494
                                            -----------------  --------------  ---------------  -------------  -------------
NET ASSETS................................   $    15,107,665    $  6,549,914    $  13,356,892   $  15,840,489  $  76,362,847
                                            -----------------  --------------  ---------------  -------------  -------------
                                            -----------------  --------------  ---------------  -------------  -------------
SHARES OUTSTANDING........................         1,350,818         598,307        1,370,318       1,574,612     76,360,353
NET ASSET VALUE PER SHARE.................   $         11.18    $      10.95    $        9.75   $       10.06  $        1.00
OFFERING PRICE PER SHARE EXCEPT MONEY
  MARKET FUND (NAV  DIVIDED BY (1 -
  4.50%)).................................   $         11.71    $      11.47    $       10.21   $       10.53  $        1.00
INVESTMENTS AT COST.......................   $    14,781,491    $  6,466,829    $  14,027,836   $  15,867,871  $  75,934,653

See notes to financial statements.     19              TRANS ADVISER FUNDS, INC.

STATEMENTS OF OPERATIONS
PERIOD ENDED AUGUST 31, 1996 (1)
- ---------------------------------------------------------------------------

                                                                   AGGRESSIVE     INTERMEDIATE     KENTUCKY       MONEY
                                                GROWTH/VALUE         GROWTH           BOND         TAX-FREE       MARKET
                                                    FUND              FUND            FUND           FUND          FUND
                                              -----------------  --------------  ---------------  -----------  ------------
INVESTMENT INCOME:
  Interest income...........................     $    30,853      $     13,762     $   667,383     $ 843,000   $  2,798,408
  Dividend income...........................          78,497             7,604         --             --            --
                                              -----------------  --------------  ---------------  -----------  ------------
Total income................................         109,350            21,366         667,383       843,000      2,798,408
                                              -----------------  --------------  ---------------  -----------  ------------
EXPENSES:
  Advisory..................................          81,961            31,177          38,478        63,051         99,711
  Management................................          22,916            22,917          22,917        23,644         74,783
  Transfer agency...........................          28,121            27,644          25,552        33,235         23,393
  Shareholder services......................          20,490             7,794          24,049        39,407        124,638
  Custody...................................           1,964               741           5,455         4,415         21,297
  Accounting................................          33,000            33,000          33,000        35,600         34,000
  Legal.....................................           6,682             4,238           8,200        12,962         29,232
  Registration..............................          10,402             6,732           8,984         7,892         35,373
  Audit.....................................          14,812            14,319          15,846        16,755         15,268
  Amortization of organization costs........           5,824             5,824           5,824         5,824          5,824
  Trustees..................................             716               196           1,251         1,532          5,351
  Other.....................................           5,453             2,874           6,345        15,916         24,224
                                              -----------------  --------------  ---------------  -----------  ------------
Total expenses..............................         232,341           157,456         195,901       260,233        493,094
  Expenses reimbursed and fees waived.......         (72,244)          (96,565)       (130,304)     (132,065)      (168,154)
                                              -----------------  --------------  ---------------  -----------  ------------
Net expenses................................         160,097            60,891          65,597       128,168        324,940
                                              -----------------  --------------  ---------------  -----------  ------------
  NET INVESTMENT INCOME (LOSS)..............         (50,747)          (39,525)        601,786       714,832      2,473,468
                                              -----------------  --------------  ---------------  -----------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS:
  Net realized gain (loss) on investments...          89,352            43,284         (15,393)       (2,788)         2,494
  Net change in unrealized appreciation
    (depreciation)..........................         243,081            60,569        (332,831)     (259,742)       --
                                              -----------------  --------------  ---------------  -----------  ------------
Net realized and unrealized gain (loss) from
  investments...............................         332,433           103,853        (348,224)     (262,530)         2,494
                                              -----------------  --------------  ---------------  -----------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS......     $   281,686      $     64,328     $   253,562     $ 452,302   $  2,475,962
                                              -----------------  --------------  ---------------  -----------  ------------
                                              -----------------  --------------  ---------------  -----------  ------------

                                                                                                   Sept. 27,    Sept. 29,
                                               Sept. 29, 1995    Sept. 29, 1995   Oct. 3, 1995       1995          1995
(1) Date of commencement of operations

See notes to financial statements.     20              TRANS ADVISER FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS
PERIOD ENDED AUGUST 31, 1996 (1)
- ---------------------------------------------------------------------------

                                                              AGGRESSIVE     INTERMEDIATE       KENTUCKY          MONEY
                                           GROWTH/VALUE         GROWTH           BOND           TAX-FREE         MARKET
                                               FUND              FUND            FUND             FUND            FUND
                                         -----------------  --------------  ---------------  --------------  ---------------
NET ASSETS--September 1, 1995..........         --                --              --               --              --
                                         -----------------  --------------  ---------------  --------------  ---------------
OPERATIONS:
  Net investment income (loss).........   $       (50,747)   $    (39,525)   $     601,786   $      714,832  $     2,473,468
  Net realized gain (loss) on
    investments........................            89,352          43,284          (15,393)          (2,788)           2,494
  Net change in unrealized appreciation
    (depreciation).....................           243,081          60,569         (332,831)        (259,742)       --
                                         -----------------  --------------  ---------------  --------------  ---------------
                                                  281,686          64,328          253,562          452,302        2,475,962
                                         -----------------  --------------  ---------------  --------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................         --                --              (601,786)        (828,883)      (2,473,468)
                                         -----------------  --------------  ---------------  --------------  ---------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares.......................        15,471,301       7,269,024       14,919,014       28,751,437      446,620,681
  Reinvested dividends.................         --                --                13,886          559,139           84,304
  Cost of shares repurchased...........          (645,322)       (783,438)      (1,227,784)     (13,093,506)    (370,344,632)
                                         -----------------  --------------  ---------------  --------------  ---------------
                                               14,825,979       6,485,586       13,705,116       16,217,070       76,360,353
                                         -----------------  --------------  ---------------  --------------  ---------------
NET ASSETS--August 31, 1996............   $    15,107,665    $  6,549,914    $  13,356,892   $   15,840,489  $    76,362,847
                                         -----------------  --------------  ---------------  --------------  ---------------
                                         -----------------  --------------  ---------------  --------------  ---------------

                                          Sept. 29, 1995    Sept. 29, 1995   Oct. 3, 1995    Sept. 27, 1995  Sept. 29, 1995
(1) Date of commencement of operations

See notes to financial statements.     21              TRANS ADVISER FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1996
- ---------------------------------------------------------------------------

NOTE 1. ORGANIZATION
Trans Adviser Funds, Inc. (the "Company") is an open-end management investment company incorporated under the laws of the State of Maryland. The Company currently consists of five operational non-diversified investment portfolios, the Growth/Value Fund, the Aggressive Growth Fund, the Intermediate Bond Fund, the Kentucky Tax-Free Fund, and the Money Market Fund (each a "Fund" and collectively the "Funds"). The Funds, except for Money Market Fund, are offered at Net Asset Value ("NAV") plus a sales charge, currently 4.50% of NAV. The Money Market Fund is offered at NAV. The Funds commenced investment operations on the following dates:

Growth/Value Fund         September 29, 1995
Aggressive Growth Fund    September 29, 1995
Intermediate Bond Fund    October 3, 1995
Kentucky Tax-Free Fund    September 27, 1995
Money Market Fund         September 29, 1995

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Funds' financial statements are prepared in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates and are expected to be immaterial to the net assets of the Funds.

SECURITY VALUATION-All securities held by the Money Market Fund are valued utilizing the amortized cost method, which approximates market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Securities, other than short-term, held by the other Funds (the "Bond and Equity Funds") for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors. Securities with a maturity of 60 days or less held by the Bond and Equity Funds are valued at amortized cost.

PREMIUM AMORTIZATION AND DISCOUNT ACCRETION-In all Funds other than the Kentucky Tax-Free Fund, if a fixed income investment is purchased at a premium, the premium is not amortized. The Kentucky Tax-Free Fund amortizes premium on fixed income investments to the maturity (or first call) date using the yield to maturity method. If a fixed income investment is purchased at a discount (other than original issue discount), the discount is not accreted. Original issue discount on fixed income investments is accreted daily using the yield to maturity method.

INTEREST AND DIVIDEND INCOME AND DISTRIBUTIONS TO SHAREHOLDERS-Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly for Money Market Fund, Kentucky Tax-Free Fund, and Intermediate Bond Fund, and declared and paid annually for Growth/Value Fund and Aggressive Growth Fund. Net capital gain, if any, is distributed at least annually.

Distributions from net investment income and realized capital gains are based on their tax basis. The significant difference between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to the deferral of post-October losses and wash sales.

ORGANIZATION COSTS-The costs incurred by the Funds in connection with their organization, in amounts of $31,759 for each Fund, have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of each Fund's investment operations. Certain of these costs were paid by Forum Financial Services, Inc. and have been reimbursed by the respective Funds. Organization expenses are being amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares are redeemed by any

                                       22              TRANS ADVISER FUNDS, INC.

AUGUST 31, 1996
- ---------------------------------------------------------------------------

holder thereof during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

FEDERAL INCOME TAX-Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no Federal income tax provision is required.

OTHER-Realized gains and losses on investments sold are recorded on the basis of identified cost. Security transactions are accounted for on a trade date basis.

NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser of the Funds is Trans Financial Bank, N.A. (the "Adviser"). The Adviser receives an advisory fee from Growth/Value Fund and Aggressive Growth Fund at an annual rate of 1.00% of the respective Fund's average daily net assets. The Adviser receives an advisory fee from Intermediate Bond Fund and Kentucky Tax-Free Fund at an annual rate of 0.40% of the respective Fund's average daily net assets. The Adviser receives an advisory fee from Money Market Fund at an annual rate of 0.20% of the Fund's average daily net assets. Pursuant to an agreement between the Adviser and Mastrapasqua and Associates, Inc. ("M&A") (the "Sub-Adviser"), the Adviser may delegate certain of its advisory responsibilities to the Sub-Adviser. For its services, M&A is paid by the Adviser as follows: with respect to the Aggressive Growth and the Growth/Value Funds, the Adviser (not the Fund) pays to M&A an annual fee, calculated daily and paid monthly, of .50% on the first $100 million of such Funds' combined average daily net assets plus .25% of such Funds' combined average daily net assets in excess of $100 million for its services, and, with respect to each other Trans Adviser Fund, the Adviser (not the Fund) pays M&A an annual fee, calculated daily and paid monthly, of .03% of average daily net assets for its services.

The Adviser has agreed to reimburse each Fund for certain operating expenses (exclusive of interest, taxes, brokerage fees, fees and other expenses paid pursuant to any distribution plan and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Each Fund's annual expenses are estimated and accrued daily, and any related reimbursements are made monthly by the Adviser.

The administrator of the Company is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. For its administrative services Forum receives a fee for each Fund equal to the greater of $25,000 per year or 0.15% of the annual average daily net assets of each Fund. Forum also acts as the Company's distributor pursuant to a separate Distribution Agreement with the Company. Forum receives no compensation under that agreement. In addition, certain legal expenses were charged to the Company by Forum amounting to $18,053.

Forum Financial Corp. ("FFC"), an affiliate of Forum, serves as the Company's transfer agent and dividend disbursing agent, and for those services receives an annual fee of $12,000 per year for each Fund, an annual shareholder account fee of $25 per shareholder, additional class charges, and out of pocket expenses billed at cost. The Company has adopted a shareholder service plan under which the Company pays Forum a shareholder servicing fee at an annual rate of 0.25% of the daily net assets of each Fund. Forum may pay any or all amounts of these payments to various institutions which provide shareholder servicing to their customers. FFC also serves as the Company's fund accountant and is compensated for those services at an amount of $36,000 per year per Fund plus certain amounts based upon the number and types of portfolio transactions within each Fund.

                                       23              TRANS ADVISER FUNDS, INC.

AUGUST 31, 1996
- ---------------------------------------------------------------------------

For the period ended August 31, 1996, fees waived and expenses reimbursed were as follows:

                                                              EXPENSES     EXPENSES       EXPENSES
                                                             VOLUNTARILY  VOLUNTARILY   VOLUNTARILY
                                                              WAIVED BY    WAIVED BY   REIMBURSED BY
                                                                FORUM     THE ADVISER   THE ADVISER
                                                             -----------  -----------  --------------
Growth/Value Fund..........................................   $     543    $  34,323     $   37,378
Aggressive Growth Fund.....................................         288       31,178         65,099
Intermediate Bond Fund.....................................         178       38,478         91,648
Kentucky Tax-Free Fund.....................................      11,185       63,051         57,829
Money Market Fund..........................................       2,071       93,026         73,057

NOTE 4. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term investments) during the period ended August 31, 1996 were as follows:

                                                            COST OF PURCHASES    PROCEEDS FROM SALES
                                                            ------------------  ---------------------
Growth/Value Fund.........................................    $   15,678,024        $   1,713,849
Aggressive Growth Fund....................................         6,815,109              465,088
Intermediate Bond Fund....................................        12,911,112              965,841
Kentucky Tax-Free Fund....................................        38,298,203           23,002,307

The cost of investments for federal income tax purposes is the same as for financial reporting purposes. Unrealized appreciation and depreciation as of August 31, 1996 were as follows:

                                                     UNREALIZED APPRECIATION  UNREALIZED DEPRECIATION
                                                     -----------------------  -----------------------
Growth/Value Fund..................................       $   1,166,837             $   923,756
Aggressive Growth Fund.............................             661,156                 600,587
Intermediate Bond Fund.............................              13,166                 345,997
Kentucky Tax-Free Fund.............................              25,840                 285,582

NOTE 5. CAPITAL SHARE TRANSACTIONS
Transactions of Fund shares for the period ended August 31, 1996 are summarized in the following table:

                         GROWTH/VALUE    AGGRESSIVE    INTERMEDIATE  KENTUCKY TAX-    MONEY MARKET
                             FUND        GROWTH FUND    BOND FUND      FREE FUND          FUND
                         -------------  -------------  ------------  --------------  --------------
Sale of Shares.........     1,408,416       668,440      1,491,710       2,814,888     446,620,681
Shares Issued on
 Reinvested
 Dividends.............            --            --          1,404          57,538          84,304
Shares Repurchased.....        57,598        70,133        122,796       1,297,814     370,344,632
                         -------------  -------------  ------------  --------------  --------------
Net Increase...........     1,350,818       598,307      1,370,318       1,574,612      76,360,353
                         -------------  -------------  ------------  --------------  --------------
                         -------------  -------------  ------------  --------------  --------------

NOTE 6. CONCENTRATION OF CREDIT RISK
The Kentucky Tax-Free Fund invests substantially all of its assets in debt obligations of issuers located in the state of Kentucky. The issuers' abilities to meet their obligations may be affected by Kentucky economic or political developments.

                                       24              TRANS ADVISER FUNDS, INC.

FINANCIAL HIGHLIGHTS
PERIOD ENDED AUGUST 31, 1996 (a)
- ---------------------------------------------------------------------------

SELECTED PER SHARE DATA AND                          AGGRESSIVE       INTERMEDIATE      KENTUCKY       MONEY
RATIOS FOR A SHARE OUTSTANDING    GROWTH/VALUE         GROWTH             BOND          TAX-FREE      MARKET
THROUGHOUT THE PERIOD                 FUND              FUND              FUND            FUND         FUND
                                -----------------  ---------------  ----------------  ------------  -----------
Beginning Net Asset Value Per
  Share.......................      $   10.00         $   10.00         $   10.00       $   10.00    $    1.00
                                      -------           -------           -------     ------------  -----------
Net Investment Income
  (Loss)(c)...................          (0.06)            (0.11)             0.57            0.51         0.05
Net Realized and Unrealized
  Gain/(Loss) on
  Investments.................           1.24              1.06             (0.25)           0.06           --
Distributions from Net
  Investment Income...........             --                --             (0.57)          (0.51)       (0.05)
                                      -------           -------           -------     ------------  -----------
Ending Net Asset Value Per
  Share.......................      $   11.18         $   10.95         $    9.75       $   10.06    $    1.00
                                      -------           -------           -------     ------------  -----------
                                      -------           -------           -------     ------------  -----------
Ratios to Average Net Assets:
  Expenses(b)(e)..............           1.95%             1.95%             0.68%           0.82%        0.65%
  Net Investment Income
    (Loss)(e).................          (0.62)%           (1.26)%            6.31%           5.30%        4.94%
Total Return (f)..............          11.80%             9.50%             3.23%           5.80%        4.70%
Portfolio Turnover Rate.......          21.12%            15.70%            12.38%         145.12%         N/A
Average Commission Rate.......           0.07(d)           0.08(d)            N/A             N/A          N/A
Net Assets at End of Period
  (000's omitted).............        $15,108            $6,550           $13,357         $15,840      $76,363

(a) Date of commencement of          Sept. 29, 1995     Sept. 29, 1995        Oct. 3, 1995     Sept. 27, 1995     Sept. 29, 1995
operations

(b) During the period, various fees and expenses were waived and reimbursed. Had such waiver and reimbursement not occurred, the ratio of expenses to average net assets would have been:

                                          2.83     %         5.05   %           2.04    %         1.65 %        0.99 %

(c) Calculated using weighted average shares outstanding for the period.

(d) Amount represents the average commission per share paid to brokers on the purchase or sale of equity securities.

(e)  Annualized.

(f)  Excludes applicable sales charge.
- ----------------------------------------------------------------------------
Federal Tax Status of Dividends Declared (unaudited)

None of the Funds paid long-term capital gain dividends during the period. All dividends declared by the Funds were distributions of ordinary income. None of these dividends qualify for the corporate dividend received deduction from Federal income tax. The amount of the dividends per share declared by the Kentucky Tax-Free Fund that is exempt from Federal taxes follows.

Sep-95  $0.0086
Oct-95  0.0430
Nov-95  0.0344
Dec-95  0.0430
Jan-96  0.0430
Feb-96  0.0344
Mar-96  0.0430
Apr-96  0.0344
May-96  0.0430
Jun-96  0.0344
Jul-96  0.0344
Aug-96  0.0430
        ------
        $0.4386
        ------
        ------

See notes to financial statements.     25              TRANS ADVISER FUNDS, INC.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Trans Adviser Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund, Kentucky Tax-Free Fund, and Money Market Fund, portfolios of Trans Adviser Funds, Inc. (the Funds), including the schedules of investments, as of August 31, 1996, and the related statements of operations, statements of changes in net assets and financial highlights for the periods presented on pages 20, 21 and 25, respectively. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund, Kentucky Tax-Free Fund, and Money Market Fund, as of August 31, 1996, and the results of their operations, the changes in their net assets and financial highlights for the periods presented on pages 20, 21 and 25, respectively, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
October 18, 1996

                   April 11, 1997


Dear Shareholder:

We are pleased to present the report on the operations of the Trans Adviser Funds, Inc. during the semi-annual period ended February 28, 1997. This report covers the five Funds: Aggressive Growth, Growth/Value, Intermediate Bond, Kentucky Tax-Free, and Money Market Funds.

During the period, the stock market, as measured by the S&P 500 Index, rose 21.30%. Because the Index is weighted by the market capitalization of the issuers comprising the Index, the stock of the fifty largest issuers accounts for approximately 50% of the performance of the entire Index. Investments in popular index funds have supported the stock prices of this relatively small group of issuers, even though many observers have noted that it is primarily the prices of these companies' stocks that exceed normal valuation parameters. We are therefore pleased with the total return of 21.34% the Growth/Value Fund and 15.27% for the Aggressive Growth Fund, even though they did not surpass the S&P benchmark. In our view, by investing in quality companies with strong fundamentals such as low relative price-to-earnings ratios these Funds are poised to take advantage of economic data and company results that meet or exceed the market's current bearish expectations.

The bond market during the last six months has continued to exhibit yield and price volatility. During this period, the Trans Adviser Intermediate Bond Fund had a total return of 4.40%. By comparison, the Merrill Lynch Taxable Bond Index had a total return of 4.12%. The Kentucky Tax-Free Fund's return was 4.45% as compared to the 4.46% average total return of the funds in the Morningstar National Municipal Bond category. The Kentucky Tax-Free Fund has also maintained a relatively stable net asset value despite the movement in interest rates during this period. On the whole, we continue to believe that superior returns in the bond markets can be achieved through an actively-managed relative value approach that seeks out inefficiencies in the market.

During this period, investments in the Money Market Fund grew to over $100 million. The Fund continues to offer a highly diversified and convenient vehicle for cash management.

We take great pride in the accomplishments of the Trans Adviser Funds during their first eighteen months of operations. The Funds' continued growth has confirmed our original vision that there is a broad-based appeal for funds managed locally that employ our investment style and experience. We are confident that the Funds will enjoy continued growth as word of our investment approach and capabilities spreads to a broader network of investors.

If you have any questions or would like additional information about the Trans Adviser Funds, please call 800-811-8258. Thank you once again for choosing to invest with the Trans Adviser Funds.

                               THOMAS A. TRANTUM

THOMAS A. TRANTUM
President

GROWTH/VALUE FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 1997 (Unaudited)
------------------------------------------------------------------------------

                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
COMMON STOCKS (98.8%)
AMUSEMENT & RECREATION SERVICES (1.7%)
    10,000  Promus Hotel Corp.(a)............  $     353,751
                                               -------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS (0.9%)
     7,500  Autozone, Inc.(a)................        185,625
                                               -------------
BUSINESS SERVICES (8.0%)
    20,000  ADT Ltd.(a)......................        435,000
    15,000  Oracle Systems Corp.(a)..........        588,750
    20,000  Sun Microsystems, Inc.(a)........        617,500
                                               -------------
                                                   1,641,250
                                               -------------
CHEMICALS & ALLIED PRODUCTS (8.9%)
     4,000  Bristol-Myers Squibb Co. ........        522,000
     6,000  Merck & Co., Inc. ...............        552,000
    10,000  Schering-Plough Corp. ...........        766,250
                                               -------------
                                                   1,840,250
                                               -------------
DEPOSITORY INSTITUTIONS (7.8%)
    12,000  Carolina First Corp. ............        213,000
     5,000  Chase Manhattan Corp. ...........        500,625
    22,500  MBNA Corp. ......................        720,000
     4,000  Union Planters Corp. ............        179,000
                                               -------------
                                                   1,612,625
                                               -------------
EATING & DRINKING PLACES (2.1%)
    10,000  Host Marriott Corp.(a)...........        180,000
     4,000  Quality Dining, Inc.(a)..........         46,500
    25,000  Shoney's, Inc.(a)................        206,250
                                               -------------
                                                     432,750
                                               -------------
ELECTRIC, GAS, & SANITARY SERVICES (2.2%)
    10,000  Sonat, Inc. .....................        460,000
                                               -------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
  COMPUTER EQUIPMENT (2.0%)
     5,000  Novellus Systems, Inc.(a)........        408,750
                                               -------------
FOOD STORES (1.9%)
     7,500  Kroger Co.(a)....................        397,500
                                               -------------
GENERAL MERCHANDISE STORES (1.6%)
     6,000  Sears Roebuck and Co. ...........        325,500
                                               -------------
HEALTH SERVICES (9.3%)
    20,000  Beverly Enterprises, Inc.(a).....        287,500
     5,000  Health Management Associates,
              Inc.(a)........................        132,500
     2,345  Healthsouth Rehabilitation
              Corp.(a).......................         94,386

                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
HEALTH SERVICES, CONTINUED
    10,000  Living Centers of America,
              Inc.(a)........................  $     318,750
     5,000  Quorum Health Group, Inc.(a).....        156,875
    15,000  Tenet Healthcare Corp.(a)........        406,875
    15,000  Vencor, Inc.(a)..................        519,375
                                               -------------
                                                   1,916,261
                                               -------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT
  (13.2%)
     7,500  Baker Hughes, Inc. ..............        266,250
     6,000  IBM Corp. .......................        862,500
    13,000  Lam Research Corp.(a)............        495,625
    10,000  Qlogic Corp.(a)..................        202,500
    15,000  Western Digital Corp.(a).........        885,000
                                               -------------
                                                   2,711,875
                                               -------------
INSURANCE CARRIERS (3.9%)
     5,000  Ace, Ltd. .......................        325,000
     4,000  American International Group,
              Inc. ..........................        484,000
                                               -------------
                                                     809,000
                                               -------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
  PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (4.4%)
    10,000  Baxter International, Inc. ......        460,000
     7,500  Input/Output Inc.(a).............        160,312
    10,000  Tech-Sym Corp.(a)................        295,000
                                               -------------
                                                     915,312
                                               -------------
MISCELLANEOUS RETAIL (3.3%)
    10,000  CVS Corp. .......................        462,500
     6,000  Friedman's, Inc. Class A(a)......         90,750
    10,000  OfficeMax, Inc.(a)...............        120,000
                                               -------------
                                                     673,250
                                               -------------
MOTION PICTURES (0.5%)
     1,500  The Walt Disney Co. .............        111,375
                                               -------------
NONDEPOSITORY CREDIT INSTITUTIONS (2.9%)
    12,500  Capital One Financial Corp. .....        496,875
    10,000  Olympic Financial, Ltd.(a).......        110,000
                                               -------------
                                                     606,875
                                               -------------
OIL & GAS EXTRACTION (6.4%)
    12,000  Nuevo Energy Co.(a)..............        498,000
     6,500  Pride Petroleum Services,
              Inc.(a)........................        108,875
     4,000  Schlumberger, Ltd. ..............        402,500
     5,000  Seagull Energy Corp.(a)..........         91,875

See Notes to Schedule of Investments.  2               TRANS ADVISER FUNDS, INC.

GROWTH/VALUE FUND

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
OIL & GAS EXTRACTION, CONTINUED
    10,000  Stone Energy Corp.(a)............  $     220,000
                                               -------------
                                                   1,321,250
                                               -------------
PHARMECEUTICAL PREPARATIONS (4.0%)
     8,000  American Home Products Corp. ....        512,000
     5,000  Teva Pharmaceutical ADR..........        309,062
                                               -------------
                                                     821,062
                                               -------------
PROFESSIONAL SERVICES (0.9%)
    10,000  SCB Computer Technology,
              Inc.(a)........................        180,000
                                               -------------
WATER TRANSPORTATION (2.1%)
    10,000  Tidewater, Inc. .................        430,000
                                               -------------
WHOLESALE TRADE--DURABLE GOODS (7.2%)
     6,000  Arrow Electronics Inc.(a)........        336,750
     4,000  Avnet, Inc. .....................        250,000
     5,000  Lockheed Martin Corp. ...........        442,500
                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
WHOLESALE TRADE--DURABLE GOODS, CONTINUED
    15,000  Sybron International Corp.-
              Wisconsin(a)...................  $     446,250
                                               -------------
                                                   1,475,500
                                               -------------
WHOLESALE TRADE--NONDURABLE GOODS (3.6%)
    10,000  AmeriSource Health Corp. ........        503,750
     5,000  Safeway, Inc.(a).................        240,625
                                               -------------
                                                     744,375
                                               -------------
Total Common Stocks
(cost $16,904,586)...........................     20,374,136
                                               -------------
SHORT-TERM HOLDINGS (1.2%)
   254,744  Forum Daily Assets Treasury Fund
              (cost $254,744)................        254,744
                                               -------------
Total Investments (100.0%)
  (cost $17,159,330)(c)......................  $  20,628,880
                                               -------------
                                               -------------

See Notes to Schedule of Investments.  3               TRANS ADVISER FUNDS, INC.

AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ----------------------------------  ------------
COMMON STOCKS (95.7%)
AMUSEMENT & RECREATION SERVICES (1.9%)
     5,000  Promus Hotel Corp.(a).............  $    176,875
                                                ------------
BUSINESS SERVICES (7.8%)
    10,000  ADT Ltd.(a).......................       217,500
     7,500  Oracle Systems Corp.(a)...........       294,375
     7,000  Sun Microsystems, Inc.(a).........       216,125
                                                ------------
                                                     728,000
                                                ------------
DEPOSITORY INSTITUTIONS (2.3%)
    12,000  Carolina First Corp. .............       213,000
                                                ------------
EATING & DRINKING PLACES (2.5%)
     6,000  Quality Dining, Inc.(a)...........        69,750
    20,000  Shoney's, Inc.(a).................       165,000
                                                ------------
                                                     234,750
                                                ------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
  COMPUTER EQUIPMENT (6.1%)
     4,000  Novellus Systems, Inc.(a).........       327,000
    15,000  Symmetricom, Inc.(a)..............       241,875
                                                ------------
                                                     568,875
                                                ------------
FOOD STORES (3.7%)
     3,500  Kroger Co.(a).....................       185,500
    10,000  Ruddick Corp. ....................       160,000
                                                ------------
                                                     345,500
                                                ------------
GENERAL MERCHANDISE STORES (0.9%)
     2,500  Consolidated Stores Corp.(a)......        87,812
                                                ------------
HEALTH SERVICES (15.7%)
     5,000  Health Management Associates,
              Inc.(a).........................       132,500
     5,000  HealthCare COMPARE Corp.(a).......       213,438
     7,500  Living Centers of America,
              Inc.(a).........................       239,063
    15,000  NABI, Inc.(a).....................       144,375
    15,000  Paracelsus Healthcare Corp.(a)....        71,250
     2,000  Quorum Health Group, Inc.(a)......        62,750
    10,000  Tenet Healthcare Corp.(a).........       271,251
    10,000  Vencor, Inc.(a)...................       346,250
                                                ------------
                                                   1,480,877
                                                ------------
HOME FURNITURE, FURNISHINGS, & EQUIPMENT STORES (0.6%)
     5,000  Movie Gallery, Inc.(a)............        53,750
                                                ------------

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ----------------------------------  ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT
  (17.1%)
    10,000  Lam Research Corp.(a).............  $    381,250
    10,000  Qlogic Corp.(a)...................       202,500
    15,000  Smart Modular Technologies(a).....       436,875
    10,000  Western Digital Corp.(a)..........       590,000
                                                ------------
                                                   1,610,625
                                                ------------
INDUSTRY ELECTRONICS & ELECTRICAL EQUIPMENT (2.5%)
    12,000  Semtech Corp.(a)..................       238,500
                                                ------------
INSURANCE CARRIERS (2.8%)
     4,000  Ace, Ltd. ........................       260,000
                                                ------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
  PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (1.9%)
     6,000  Tech-Sym Corp.(a).................       177,000
                                                ------------
MISCELLANEOUS RETAIL (2.2%)
     2,500  CVS Corp. ........................       115,625
     6,000  Friedman's, Inc. Class A(a).......        90,750
                                                ------------
                                                     206,375
                                                ------------
NONDEPOSITORY CREDIT INSTITUTIONS (3.7%)
     6,000  Capital One Financial Corp. ......       238,500
    10,000  Olympic Financial, Ltd.(a)........       110,000
                                                ------------
                                                     348,500
                                                ------------
OIL & GAS EXTRACTION (11.8%)
    12,500  GeoScience Corp.(a)...............       162,500
     9,000  Nuevo Energy Co.(a)...............       373,500
    15,000  Pride Petroleum Services,
              Inc.(a).........................       251,250
     5,000  Seagull Energy Corp.(a)...........        91,875
     5,000  St. Mary Land & Exploration
              Co. ............................       121,875
     5,000  Stone Energy Corp.(a).............       110,000
                                                ------------
                                                   1,111,000
                                                ------------
PROFESSIONAL SERVICES (2.1%)
    11,000  SCB Computer Technology,
              Inc.(a).........................       198,000
                                                ------------
TRANSPORTATION SERVICES (1.8%)
    10,000  Simon Transportation
              Services(a).....................       170,000
                                                ------------
WATER TRANSPORTATION (2.7%)
     6,000  Tidewater, Inc. ..................       258,000
                                                ------------
WHOLESALE TRADE-DURABLE GOODS (1.6%)
     5,000  Sybron International Corp.-
              Wisconsin(a)....................       148,750
                                                ------------

See Notes to Schedule of Investments.  4               TRANS ADVISER FUNDS, INC.

AGGRESSIVE GROWTH FUND

FEBRUARY 28, 1997 (Unaudited)
- ---------------------------------------------------------------------------

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ----------------------------------  ------------
WHOLESALE TRADE-NONDURABLE GOODS (4.0%)
     7,500  AmeriSource Health Corp.(a).......  $    377,812
                                                ------------
Total Common Stocks (cost $7,716,134).........     8,994,001
                                                ------------
SHORT-TERM HOLDINGS (4.3%)
   399,257  Forum Daily Assets Treasury Fund
              (cost $399,257).................       399,257
                                                ------------
Total Investments (100.0%)
  (cost $8,115,391)(c)........................  $  9,393,258
                                                ------------
                                                ------------

See Notes to Schedule of Investments.  5               TRANS ADVISER FUNDS, INC.

INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
ASSET BACKED SECURITIES (0.6%)
$     90,434  SBA, Series 87-A, 8.45%, due
                1/1/07 (cost $93,599)........  $      92,490
                                               -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (6.7%)
     260,070  FHLMC, Series 1072, Class G,
                7.00%, due 5/15/06...........        261,833
     800,000  FHLMC, Series 1720, Class E,
                7.50%, due 12/15/09..........        809,438
                                               -------------
Total Collateralized Mortgage Obligations
  (cost $1,088,246)..........................      1,071,271
                                               -------------
CORPORATE BONDS (52.4%)
     686,000  Alabama Power, 8.30%, due
                7/1/22.......................        694,923
     100,000  Anheuser Busch Cos., 7.00%, due
                5/30/00......................        100,211
     400,000  Anheuser Busch Cos., 7.00%, due
                9/1/05.......................        399,210
     278,000  Anheuser Busch Cos., 8.75%, due
                12/1/99......................        293,062
     169,000  Associates Corp. of North
                America, 6.00%, due
                3/15/00......................        166,307
      50,000  Berkley W.R. Corp., 9.875%, due
                5/15/08......................         58,974
     250,000  British Petroleum America,
                Inc., 6.50%, due 12/15/99....        248,942
     215,000  Chase Manhatten Corp., 8.00%,
                due 5/15/04..................        219,689
     140,000  Commonwealth Edison Co., 9.50%,
                due 5/1/16...................        146,709
     150,000  Consumers Power, 6.875%, due
                5/1/98.......................        150,133
     191,000  Dayton Hudson Corp., 9.875%,
                due 6/17/97..................        202,411
     150,000  Deere & Co., 8.95%, due
                6/15/19......................        164,844
     160,000  Florida Power & Light Co.,
                8.00%, due 8/25/22...........        160,673
     100,000  Ford Motor Credit Co., 5.83%,
                due 6/29/98..................         99,591
     172,000  Ford Motor Credit Co., 6.85%,
                due 8/15/00..................        173,301

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
CORPORATE BONDS, CONTINUED
$    160,000  Ford Motor Credit Co., 7.50%,
                due 1/15/03..................  $     164,229
     160,000  GTE of Southeast Corp., 8.00%,
                due 12/1/01..................        161,924
     130,000  General Electric Capital Corp.,
                6.66%, due 5/1/18............        130,240
      69,000  Georgia Power Co., First
                Mortgage Bonds, 7.95%, due
                2/1/23.......................         69,401
     250,000  Greyhound Financial Corp.,
                7.82%, due 1/27/03...........        258,036
     250,000  IBM Credit Corp., 6.20%, due
                3/19/01......................        245,254
     300,000  Inco, Ltd., 9.60%, due
                6/15/22......................        327,139
     120,000  Jersey Central Power & Light
                Co., 9.20%, due 7/1/21.......        131,171
      46,000  Kaiser Permanente, 9.55%, due
                7/15/05......................         53,336
      56,000  Kraft, Inc., 8.50%, due
                2/15/17......................         58,367
     200,000  Michigan Bell Telephone Co.,
                6.375%, due 2/1/05...........        193,489
     175,000  Pacific Gas & Electric Co.,
                6.625%, due 6/1/00...........        173,491
     439,000  Pennsylvania Power & Light Co.,
                9.25%, due 10/1/19...........        477,390
     165,000  Questar Pipeline, 9.375%, due
                6/1/21.......................        184,082
      70,000  Rohm & Haas Co., 9.80%, due
                4/15/20......................         84,824
     675,000  Shopko Stores, 9.25%, due
                3/15/22......................        650,830
     200,000  Southern California Edison,
                7.375%, due 12/15/03.........        200,864
      85,000  Southwestern Public Service
                Co., 8.20%, due 12/1/22......         89,562
      40,000  Super Value Store, 8.875%, due
                4/1/16.......................         40,631
     192,000  TJX Cos. Inc., 9.50%, due
                5/1/16.......................        195,740
     250,000  Trans Financial Bancorp, 7.25%,
                due 9/15/03..................        242,072
      68,000  U.S. Leasing Int'l, 6.625%, due
                5/15/03......................         66,858

See Notes to Schedule of Investments.  6               TRANS ADVISER FUNDS, INC.

INTERMEDIATE BOND FUND

FEBRUARY 28, 1997 (Unaudited)
- -----------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
CORPORATE BONDS, CONTINUED
$    130,000  Union Electric Co., 8.00%, due
                12/15/22.....................  $     133,404
     500,000  Union Oil of California Corp.,
                6.70%, due 10/15/07..........        480,406
     200,000  V.F. Corp., 7.60%, due 4/1/04..        204,744
      65,000  Wisconsin Electric Power,
                7.75%, due 1/15/23...........         65,473
                                               -------------
Total Corporate Bonds
  (cost $8,515,941)..........................      8,361,937
                                               -------------
GOVERNMENT AGENCY NOTES (6.2%)
     500,000  FHLB, 6.62%, due 12/6/00.......        497,854
     150,000  FNMA, 6.17%, due 12/2/03.......        144,653
     265,000  TVA, 6.875%, due 1/15/02.......        266,217
      50,000  TVA, 6.875%, due 8/1/02........         50,132
      30,000  TVA, 8.05%, due 7/15/24........         29,844
                                               -------------
Government Agency Notes
  (cost $998,362)............................        988,700
                                               -------------
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
REPURCHASE AGREEMENTS (12.2%)
$  1,955,394  The First Boston Corp., 5.38%,
                due 3/3/97, to be repurchased
                at $1,955,686 (cost
                $1,955,394)(d)...............  $   1,955,394
                                               -------------
TREASURY NOTES (21.9%)
   3,500,000  U.S. Treasury Notes, 6.50%, due
                8/15/05 (cost $3,553,437)....      3,490,151
                                               -------------
SHORT-TERM HOLDINGS (0.0%)
       5,006  1784 U.S. Treasury Money Market
                Fund (cost $5,006)...........          5,006
                                               -------------
Total Investments (100.0%)
  (cost $16,209,985)(c)......................  $  15,964,949
                                               -------------
                                               -------------

See Notes to Schedule of Investments.  7               TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 1997 (Unaudited)
- -----------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
MUNICIPAL BONDS (96.0%)
AIRPORT REVENUE (0.5%)
$     50,000  Lexington-Fayette Urban County
                Airport Corp., KY, First
                Mortgage Revenue Bonds,
                7.75%, due 4/1/08............  $      53,562
                                               -------------
ECONOMIC DEVELOPMENT REVENUE (11.5%)
     100,000  Covington, KY, Municipal
                Properties Corp. Revenue
                Bonds, Series A, 8.25%, due
                8/1/10, prerefunded 8/1/98 at
                103..........................        108,750
     455,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #51, escrowed
                to maturity, 6.30%, due
                8/1/01.......................        487,418
      70,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #32, 6.50%,
                due 12/1/99..................         73,762
     200,000  Kentucky State Turnpike
                Authority, Economic
                Development Revenue Bonds,
                7.25%, due 5/15/10,
                prerefunded 5/15/00 at
                101.50.......................        220,000
     425,000  Kentucky State Turnpike
                Authority Economic
                Development Revenue Bonds,
                Revitalization Projects,
                escrowed to maturity, 7.00%,
                due 5/15/99..................        450,500
                                               -------------
                                                   1,340,430
                                               -------------
EDUCATION FACILITIES REVENUE (18.9%)
     200,000  Hopkins County, KY, School
                District Finance Corp.,
                School Building Revenue
                Bonds, 5.70%, due 6/1/06.....        209,250
     495,000  Jefferson County, KY, School
                District Finance Corp.,
                School Building Revenue
                Bonds, Series A, 4.875%, due
                1/1/11.......................        464,062

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
EDUCATION FACILITIES REVENUE, CONTINUED
$    750,000  Jefferson County, KY, School
                District Finance Corp. School
                Building Revenue Bonds,
                Series A, MBIA insured,
                5.00%, due 2/1/07............  $     753,750
     475,000  Kentucky Higher Education
                Student Loan Corp., Insured
                Student Loan Revenue Bonds,
                Series B, 6.40%, due
                6/1/00.......................        499,937
      70,000  Lexington-Fayette Urban County
                Government, KY, School
                Buildings Revenue Bonds,
                6.80%, due 10/1/01...........         76,563
     200,000  University of Louisville, KY,
                Revenue Bonds, Series H,
                5.875%, due 5/1/12...........        206,000
                                               -------------
                                                   2,209,562
                                               -------------
GENERAL OBLIGATIONS--BOND BANK (2.5%)
     305,000  Fern Creek, KY, Fire Protection
                District, Holding Co., Inc.,
                Revenue Bonds, Fire Station
                #2, 5.75%, due 1/15/14.......        295,850
                                               -------------
HEALTH CARE REVENUE (10.6%)
   1,225,000  Kentucky Economic Development
                Finance Authority, Hospital
                Facilities Revenue Bonds,
                Society National Bank LOC,
                5.75%, due 11/1/05...........      1,241,844
                                               -------------
HOUSING REVENUE (9.0%)
     725,000  Boone County, KY, Public
                Properties Corp. Revenue
                Bonds, Sewer System Lease,
                5.15%, due 12/1/12...........        695,094
     270,000  Greater Kentucky Housing
                Assistance Corp., Mortgage
                Revenue Bonds, FHA/Section 8
                Assisted Project, Series A,
                MBIA/ FHA insured, 6.25%, due
                7/1/22.......................        272,364

See Notes to Schedule of Investments.  8               TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
HOUSING REVENUE, CONTINUED
$    100,000  Jefferson County, KY, Capital
                Projects Corp. Revenue Bonds,
                0.00% (5.75% effective
                yield), due 8/15/99..........  $      89,375
                                               -------------
                                                   1,056,833
                                               -------------
INDUSTRIAL DEVELOPMENT REVENUE (6.4%)
     750,000  Clark County, KY, Industrial
                Building Revenue Bonds,
                Southern Wood Project, 7.00%,
                due 12/1/08..................        753,750
                                               -------------
LEASING REVENUE (5.4%)
     490,000  Jefferson County, KY, Capital
                Projects Corp. Revenue Bonds,
                5.65%, due 8/15/03...........        517,563
     100,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #52, 6.50%,
                due 8/1/11, Prerefunded
                8/1/01 at 102................        110,000
                                               -------------
                                                     627,563
                                               -------------
OTHER REVENUE (1.2%)
     120,000  Puerto Rico Public Buildings
                Authority Guaranteed Revenue
                Bonds, Series K, 6.875%, due
                7/1/21, prerefunded 7/1/02 at
                101.50.......................        135,750
                                               -------------
POLLUTION CONTROL REVENUE (19.8%)
     450,000  Ashland, KY, PCR Bonds, Ashland
                Oil, 7.375%, due 7/1/09......        486,000
     295,000  Ashland, KY, Solid Waste
                Revenue Bonds, Ashland Oil,
                Inc., Project, 7.20%, due
                10/1/20......................        314,913
     235,000  Jefferson County, KY, PCR
                Bonds, Louisville Gas &
                Electric Co. Project A,
                7.45%, due 6/15/15...........        256,150
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
POLLUTION CONTROL REVENUE, CONTINUED
$    100,000  Kentucky State Pollution
                Abatement & Water Reserve
                Finance Authority Revenue
                Bonds, Series A, escrowed to
                maturity, 7.40%, due
                8/1/02.......................  $     113,750
      50,000  Louisville & Jefferson County,
                KY, Metropolitan Sewer
                District, Sewer & Drain
                System Revenue Bonds Series
                A, AMBAC insured, 6.50%, due
                5/15/00......................         53,250
     385,000  Trimble County, KY, PCR Bonds,
                7.625%, due 11/1/20,
                Prerefunded 11/1/00 at 102...        431,681
     600,000  Trimble County, KY, PCR Bonds,
                Series A, 7.625%, due
                11/1/20......................        662,250
                                               -------------
                                                   2,317,994
                                               -------------
RESOURCE RECOVERY REVENUE (2.4%)
     275,000  Kentucky State Turnpike
                Authority Resource Recovery
                Road Revenue, 6.00%, due
                7/1/09.......................        275,770
                                               -------------
TRANSPORTATION REVENUE (5.9%)
     655,000  Kentucky State Turnpike
                Authority Resource Recovery
                Revenue Bonds, escrowed to
                maturity, 6.125%, due
                7/1/07.......................        691,844
                                               -------------
UTILITIES REVENUE (1.9%)
     200,000  Owensboro, KY, Electric Light &
                Power Revenue Bonds, Series
                A, 10.25%, due 1/1/09,
                prerefunded 1/1/00 at 102....        228,500
                                               -------------
Total Municipal Bonds
  (cost $11,188,810).........................     11,229,252
                                               -------------
SHORT TERM-HOLDINGS (4.0%)
     466,600  1784 Tax Free Money Market Fund
                (cost $466,600)..............        466,600
                                               -------------
Total Investments (100.0%)
  (cost $11,655,410)(c)......................  $  11,695,852
                                               -------------
                                               -------------

See Notes to Schedule of Investments.  9               TRANS ADVISER FUNDS, INC.

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
ASSET BACKED SECURITIES (0.2%)
$    226,593  FHLMC, 7.00%, due 4/1/97.......  $     226,698
                                               -------------
DISCOUNT NOTES (20.4%)
   4,376,000  FHLMC, 5.30% yield, due
                3/3/97.......................      4,376,000
   6,000,000  FHLMC, 5.28% yield, due
                3/19/97......................      5,986,155
   6,700,000  FNMA, 5.31% yield, due
                3/3/97.......................      6,700,000
   3,000,000  FNMA, 5.31% yield, due
                3/4/97.......................      2,999,564
                                               -------------
Total Discount Notes.........................     20,061,719
                                               -------------
GOVERNMENT AGENCY NOTES (0.8%)
     200,000  FHLB, 6.99%, due 4/25/97.......        200,398
     100,000  FHLB, 4.80%, due 7/24/97.......         99,476
     500,000  FNMA, 6.84%, due 10/3/97.......        503,289
                                               -------------
Total Government Agency Notes................        803,163
                                               -------------
CORPORATE NOTES (58.3%)
     500,000  Alcan Aluminum, 6.375%, due
                9/1/97.......................        500,717
     100,000  Allied Corp., 0.00% (5.95%
                effective yield), due
                8/1/97.......................         97,605
   1,373,000  American Express Credit Corp.,
                7.75%, due 3/1/97............      1,373,000
     140,000  American General Finance Corp.,
                5.80%, due 4/1/97............        140,000
      75,000  American General Finance Corp.,
                7.15%, due 5/15/97...........         75,164
      80,000  American General Finance Corp.,
                7.70%, due 11/15/97..........         80,941
     703,000  American Home Products Corp.,
                6.875%, due 4/15/97..........        703,886
     125,000  Associates Corp. of North
                America, 9.70%, due 5/1/97...        125,749
   1,005,000  Associates Corp. of North
                America, 8.625%, due
                6/15/97......................      1,011,880
      15,000  Associates Corp. of North
                America, 6.75%, due
                7/15/97......................         15,050
      30,000  Associates Corp. of North
                America, 6.75%, due
                7/15/97......................         30,080

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
CORPORATE NOTES, CONTINUED
$  1,470,000  Associates Corp. of North
                America, 5.875%, due
                8/15/97......................  $   1,470,594
     750,000  Associates Corp. of North
                America, 7.75%, due
                11/1/97......................        758,588
     110,000  Associates Corp. of North
                America, 6.625%, due
                11/15/97.....................        110,504
      70,000  B.P. America, 9.50%, due
                1/1/98.......................         71,912
      75,000  Bank of Boston, 9.50%, due
                8/15/97......................         76,174
     187,000  BankAmerica Corp., 6.00%, due
                7/15/97......................        186,999
     175,000  Baxter International, Inc.,
                7.50%, due 5/1/97............        175,416
      90,000  Bell Atlantic Financial,
                6.625%, due 11/30/97.........         90,359
     600,000  Beneficial Corp., 6.79%, due
                11/20/97.....................        604,556
     240,000  British Petroleum America,
                Inc., 8.875%, due 12/1/97....        245,010
     485,000  Brunswick Corp., 8.125%, due
                4/1/97.......................        485,791
     164,000  CIT Group Holdings, Inc.,
                8.75%, due 7/1/97............        165,362
   2,000,000  CSX Transportation, Inc., 5.93
                %, due 6/1/97................      1,999,915
      55,000  Campbell Soup Co., 9.00%, due
                11/1/97......................         56,084
     100,000  Carolina Power & Light Co.,
                6.375%, due 10/1/97..........        100,000
     159,000  Coca-Cola Enterprises Inc.,
                6.50%, due 11/15/97..........        159,539
     500,000  Commercial Credit Co., 8.125%,
                3/1/97.......................        500,000
     500,000  Conagra Inc., 9.75%, due
                11/1/97......................        512,573
     125,000  Consolidated Edison, 5.30%, due
                8/1/97.......................        124,699
     100,000  Discover Credit, 7.98%, due
                4/7/97.......................        100,173
     430,000  Dow Capital, 5.75%, due
                9/15/97......................        429,098

See Notes to Schedule of Investments.  10              TRANS ADVISER FUNDS, INC.

MONEY MARKET FUND

FEBRUARY 28, 1997 (Unaudited)
- -----------------------------------------------------------------------------

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
CORPORATE NOTES, CONTINUED
$    250,000  Dupont Corp., 8.65%, due
                12/1/97......................  $     255,222
     200,000  Eastman Kodak Co., 8.55%, due
                5/1/97.......................        200,866
     205,000  Exxon Capital Corp., 7.875%,
                due 8/15/97..................        206,496
      60,000  First Interstate Bancorp,
                12.75%, due 5/1/97...........         60,632
   1,682,000  Ford Holdings Inc., 9.25%, due
                7/15/97......................      1,701,846
     250,000  Ford Motor Co., 5.30%, due
                7/1/97.......................        249,408
     125,000  Ford Motor Credit Co., 5.625%,
                due 3/3/97...................        125,000
     357,000  Ford Motor Credit Co., 6.80%,
                due 8/15/97..................        358,204
     150,000  Ford Motor Credit Co., 7.125%,
                due 12/1/97..................        151,216
      77,000  Ford Motor Credit Co., 8.00%,
                due 12/1/97..................         78,101
   1,379,000  GMAC, 7.75%, due 4/15/97.......      1,382,185
     220,000  GMAC, 8.375%, due 5/1/97.......        220,882
      75,000  GMAC, 6.40%, due 7/30/97.......         75,016
      75,000  GMAC, 7.00%, due 8/15/97.......         75,320
   1,400,000  GMAC, 6.25%, due 9/12/97.......      1,405,076
   1,000,000  GMAC, 7.85%, due 11/17/97......      1,014,921
      20,000  GTE California, 6.25%, due
                1/15/98......................         20,000
     750,000  GTE North, Inc., 6.25%, due
                7/1/97.......................        750,528
      80,000  GTE South, Inc., 6.25%, due
                11/15/97.....................         80,067
      30,000  General Electric Capital,
                8.00%, due 1/15/98...........         30,525
     369,000  Golden West Financial Corp.,
                10.25%, due 5/15/97..........        372,192
   2,100,000  Greyhound Financial Corp.,
                8.25%, due 3/11/97...........      2,101,197
     700,000  H.F. Ahmanson & Co., 6.00%, due
                4/1/97.......................        700,000
      78,000  Heinz (H.J.) Co., 5.50%, due
                9/15/97......................         77,833
   4,010,000  Heller Financial, 7.75%, due
                5/15/97......................      4,026,170
     965,000  Hospital Corp. of America,
                9.00%, due 3/15/97...........        965,907
                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
CORPORATE NOTES, CONTINUED
$     85,000  Household Finance Co., 7.75%,
                due 6/15/97..................  $      85,434
     375,000  IBM Corp., 6.375%, due
                11/1/97......................        376,087
     100,000  IBM Credit Corp., 5.54%, due
                8/18/97......................         99,812
      50,000  Interamerican Development Bank,
                9.50%, due 10/15/97..........         51,051
     325,000  International Lease Finance,
                5.50%, due 4/1/97............        324,848
     655,000  International Lease Finance,
                6.50%, due 7/15/97...........        656,991
     250,000  International Lease Finance,
                6.75%, due 8/1/97............        250,901
     500,000  Iowa, Illinois Gas & Electric
                Co., 5.875%, due 7/15/97.....        500,000
     160,000  John Deere Capital, 7.20%, due
                5/15/97......................        160,395
   4,020,000  Kellogg Co., 5.90%, due
                7/15/97......................      4,024,995
      60,000  Kimberly-Clark Corp., 9.125%,
                due 6/1/97...................         60,470
     480,000  Lehman Brothers, Inc., 7.375%,
                due 8/15/97..................        483,534
     376,000  Lehman Brothers Holdings, Inc.,
                8.375%, due 4/1/97...........        376,733
     760,000  Lehman Brothers Holdings, Inc.,
                7.625%, due 6/15/97..........        763,745
   2,066,000  MGM Grand Hotels Financial
                Corp., Defeased, 11.75%, due
                5/1/97.......................      2,124,746
     871,000  MGM Grand Hotels Financial
                Corp., Defeased, 12.00%, due
                5/1/02(b)....................        925,377
   2,982,000  Marine Midland Banks, Inc.,
                8.625%, due 3/1/97...........      2,982,000
     285,000  Maytag Corp., 8.875%, due
                7/1/97.......................        287,373
     100,000  Monongahela Power, 6.50%, due
                8/1/97.......................        100,026
     125,000  Morgan Stanley Group, 5.65%,
                due 6/15/97..................        125,014
   1,265,000  National Rural Utilities Corp.,
                9.50%, due 5/15/97...........      1,273,487

See Notes to Schedule of Investments.  11              TRANS ADVISER FUNDS, INC.

MONEY MARKET FUND

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
CORPORATE NOTES, CONTINUED
$    390,000  New York Telephone Co., 4.625%,
                due 10/1/97..................  $     387,017
     275,000  Norwest Corp., 7.70%, due
                11/15/97.....................        278,426
     130,000  Norwest Financial Inc., 6.00%,
                due 8/15/97..................        129,859
      65,000  Norwest Financial Inc., 6.50%,
                due 11/15/97.................         65,239
     100,000  Paccar Financial Corp., 5.12%,
                due 3/10/97..................         99,984
     183,000  Pacific, Gas, & Electric Co.,
                4.625%, due 6/1/97...........        182,443
     230,000  PepsiCo, Inc., 6.875%, due
                5/15/97......................        230,442
   1,513,000  Philip Morris Cos., Inc.,
                7.50%, due 3/15/97...........      1,513,729
     300,000  Philip Morris Cos., Inc.,
                9.75%, due 5/1/97............        301,765
     590,000  Philip Morris Cos., Inc.,
                8.75%, due 6/15/97...........        594,305
      30,000  Philip Morris Cos., Inc.,
                9.35%, due 11/21/97..........         30,726
     485,000  Philip Morris Cos. Inc., 9.25%,
                due 12/1/97..................        496,301
      45,000  Philip Morris Cos., Inc.,
                6.375%, due 1/15/98..........         45,137
     190,000  Procter & Gamble Co., 6.85%,
                due 6/1/97...................        190,375
      50,000  Province of Ontario Global
                Bond, 5.70%, due 10/1/97.....         49,941
     360,000  Public Service Electric & Gas
                Co., 6.875%, due 6/1/97......        360,908
      40,000  Public Service Electric & Gas
                Co., 7.125%, due 11/1/97.....         40,282
   1,115,000  Public Service Electric & Gas
                Co., 7.125%, due 11/1/97.....      1,124,331
                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
CORPORATE NOTES, CONTINUED
$    660,000  Quebec Province, 8.74%, due
                7/21/97......................  $     665,770
     466,000  Sears Roebuck and Co., 9.25%,
                due 8/1/97...................        471,962
     830,000  Southern California Edison Co.,
                6.125%, due 7/15/97..........        830,936
     205,000  Texaco Capital, 9.00%, due
                11/15/97.....................        209,251
     190,000  U.S. Leasing International,
                Inc., 7.00%, due 11/1/97.....        191,383
     135,000  Union Electric Co., 5.50%, due
                3/1/97.......................        135,000
     937,000  Unisys Corp., 15.00%, due
                7/1/97.......................        964,938
     650,000  Virginia Electric & Power Co.,
                7.25%, due 3/1/97............        650,000
      85,000  WMX Technologies, 8.125%, due
                2/1/98.......................         86,500
   1,064,000  Wal-Mart Stores, Inc., 5.50%,
                due 9/15/97..................      1,063,000
     716,000  Waste Management, Inc. 6.375%,
                due 7/1/97...................        717,010
     115,000  Wisconsin Natural Gas, 6.125%,
                due 9/1/97...................        115,090
                                               -------------
Total Corporate Notes........................     57,517,297
                                               -------------
REPURCHASE AGREEMENTS (20.3%)
  19,973,319  The First Boston Corp., 5.38%,
                due 3/3/97, to be repurchased
                at 19,976,304 (d)............     19,973,319
                                               -------------
Total Investments (100.0%)...................  $  98,582,196
                                               -------------
                                               -------------

See Notes to Schedule of Investments.  12              TRANS ADVISER FUNDS, INC.

NOTES TO SCHEDULE OF INVESTMENTS
- ---------------------------------------------------------------------------

(a) Non-income producing securities.

(b) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect.

(c) Aggregate cost for Federal tax purposes.

(d) The First Boston Corporation is a tri-party repurchase agreement collateralized by various Federal Gold Loan Mortgage Corporation 6.50% to 8.50%, due 11/1/21 to 2/1/27, Par $705,941 and by various Federal National Conventional Loan 6.00% to 9.00%, due 10/1/03 to 3/1/27, Par $24,865,226.

AMBAC      American Municipal Bond Assurance Corporation
FHA        Federal Housing Authority
FHLB       Federal Home Loan Bank
FHLMC      Federal Home Loan Mortgage Corporation
FNMA       Federal National Mortgage Association
GMAC       General Motors Acceptance Corporation
LOC        Letter of Credit
MBIA       Municipal Bond Insurance Association
PCR        Pollution Control Revenue
SBA        Small Business Administration
TVA        Tennessee Valley Authority

                                       13              TRANS ADVISER FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                                                  GROWTH/                      INTERMEDIATE
                                                   VALUE        AGGRESSIVE         BOND          KENTUCKY     MONEY MARKET
                                                   FUND        GROWTH FUND         FUND        TAX-FREE FUND      FUND
                                               -------------  --------------  ---------------  -------------  -------------
ASSETS:
  Investments (Note 2):
    Investments at cost......................  $  17,159,330   $  8,115,391    $  14,254,591   $  11,655,410  $  78,608,877
    Repurchase Agreements at cost............       --              --             1,955,394        --           19,973,319
    Net unrealized appreciation
      (depreciation).........................      3,469,550      1,277,867         (245,036)         40,442       --
                                               -------------  --------------  ---------------  -------------  -------------
      Total investments at value.............     20,628,880      9,393,258       15,964,949      11,695,852     98,582,196
  Interest, dividends and other receivables..         13,372          1,131          211,309         152,340      1,345,605
  Receivable for Fund shares issued..........         75,000         25,000               47        --             --
  Organization costs, net of amortization
    (Note 2).................................         22,760         22,760           22,760          22,760         22,760
                                               -------------  --------------  ---------------  -------------  -------------
Total Assets.................................     20,740,012      9,442,149       16,199,065      11,870,952     99,950,561
                                               -------------  --------------  ---------------  -------------  -------------
LIABILITIES:
  Dividends payable..........................       --              --                73,869          26,034        319,424
  Payable for securities purchased...........       --              --                48,161        --            1,873,737
  Payable for Fund shares redeemed...........         15,801          2,977           37,220        --             --
  Payable to Trans Financial.................         26,993        --              --              --                1,206
  Payable to other related parties...........         11,831         15,064           12,286          28,388         66,618
                                               -------------  --------------  ---------------  -------------  -------------
Total Liabilities............................         54,625         18,041          171,536          54,422      2,260,985
                                               -------------  --------------  ---------------  -------------  -------------
NET ASSETS...................................  $  20,685,387   $  9,424,108    $  16,027,529   $  11,816,530  $  97,689,576
                                               -------------  --------------  ---------------  -------------  -------------
                                               -------------  --------------  ---------------  -------------  -------------

COMPONENTS OF NET ASSETS:
  Paid in capital............................  $  17,439,553   $  8,411,427    $  16,227,629   $  11,956,651  $  97,691,530
  Undistributed net investment income
    (loss)...................................        (90,354)       (63,130)        --              (173,707)      --
  Unrealized appreciation (depreciation) on
    investments..............................      3,469,550      1,277,867         (245,036)         40,442       --
  Accumulated net realized gain (loss).......       (133,362)      (202,056)          44,936          (6,856)        (1,954)
                                               -------------  --------------  ---------------  -------------  -------------
NET ASSETS...................................  $  20,685,387   $  9,424,108    $  16,027,529   $  11,816,530  $  97,689,576
                                               -------------  --------------  ---------------  -------------  -------------
                                               -------------  --------------  ---------------  -------------  -------------

SHARES OF BENEFICIAL INTEREST................      1,554,603        755,681        1,625,149       1,155,557     97,691,530
                                               -------------  --------------  ---------------  -------------  -------------
                                               -------------  --------------  ---------------  -------------  -------------
NET ASSET VALUE PER SHARE, AND REDEMPTION
  PRICE PER SHARE............................  $       13.31   $      12.47    $        9.86   $       10.23  $        1.00
                                               -------------  --------------  ---------------  -------------  -------------
                                               -------------  --------------  ---------------  -------------  -------------
OFFERING PRICE PER SHARE, EXCEPT MONEY MARKET
  (NAV  DIVIDED BY (1 - 4.50%))..............  $       13.94   $      13.06    $       10.32   $       10.71  $        1.00
                                               -------------  --------------  ---------------  -------------  -------------
                                               -------------  --------------  ---------------  -------------  -------------

See Notes to Financial Statements.     14              TRANS ADVISER FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                                                     GROWTH/       AGGRESSIVE     INTERMEDIATE     KENTUCKY       MONEY
                                                      VALUE          GROWTH           BOND         TAX-FREE       MARKET
                                                       FUND           FUND            FUND           FUND          FUND
                                                   ------------  --------------  ---------------  -----------  ------------
INVESTMENT INCOME:
  Interest income................................  $     16,937   $      7,330     $   511,819     $ 432,568   $  2,402,069
  Dividend income................................        65,970          5,885         --             --            --
                                                   ------------  --------------  ---------------  -----------  ------------
Total Investment Income..........................        82,907         13,215         511,819       432,568      2,402,069
                                                   ------------  --------------  ---------------  -----------  ------------
EXPENSES:
  Investment advisory (Note 3)...................        89,000         39,197          28,976        28,478         85,174
  Administration (Note 3)........................        13,512         12,500          12,500        12,500         63,881
  Transfer agent (Note 3)........................        12,809         12,445          11,847        13,654         10,336
  Shareholder service (Note 3)...................        22,250          9,799          18,110        17,799        106,468
  Custody........................................           697            911           2,157           355          7,772
  Accounting (Note 3)............................        18,000         18,000          18,000        18,000         24,000
  Legal (Note 3).................................         9,767          6,568           9,468        11,320         12,402
  Registration...................................         2,632          2,476           1,943           280          3,054
  Audit..........................................         7,946          7,522           8,376         8,431          9,300
  Directors......................................           967            417             821           915          4,721
  Amortization of organization costs (Note 3)....         3,176          3,176           3,176         3,176          3,176
  Miscellaneous..................................         5,133          2,531           4,427         7,705         17,339
                                                   ------------  --------------  ---------------  -----------  ------------
Total Expenses...................................       185,889        115,542         119,801       122,613        347,623
  Expenses reimbursed and fees waived
    (Note 4).....................................       (12,628)       (39,197)        (58,242)      (62,115)       (70,760)
                                                   ------------  --------------  ---------------  -----------  ------------
Net Expenses.....................................       173,261         76,345          61,559        60,498        276,863
                                                   ------------  --------------  ---------------  -----------  ------------
NET INVESTMENT INCOME (LOSS).....................       (90,354)       (63,130)        450,260       372,070      2,125,206
                                                   ------------  --------------  ---------------  -----------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments sold...      (133,362)      (201,524)         60,329        (4,068)        (1,928)
  Net change in unrealized appreciation
    (depreciation) on investments................     3,226,469      1,217,298          87,795       300,184        --
                                                   ------------  --------------  ---------------  -----------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS....................................     3,093,107      1,015,774         148,124       296,116         (1,928)
                                                   ------------  --------------  ---------------  -----------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.....................................  $  3,002,753   $    952,644     $   598,384     $ 668,186   $  2,123,278
                                                   ------------  --------------  ---------------  -----------  ------------
                                                   ------------  --------------  ---------------  -----------  ------------

 See Notes to Financial Statements.     15           TRANS ADVISER FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 1996
AND THE SIX MONTHS ENDED FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                                                        GROWTH/                   AGGRESSIVE                INTERMEDIATE
                                                         VALUE                      GROWTH                      BOND
                                                          FUND                       FUND                       FUND
                                               --------------------------  ------------------------  --------------------------
                                                  AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT        SHARES
                                               -------------  -----------  ------------  ----------  -------------  -----------
NET ASSETS--September 1, 1995(a).............  $    --                     $    --                   $    --
- ----------------------------------
                                               -------------               ------------              -------------
OPERATIONS:
  Net investment income (loss)...............        (50,747)                   (39,525)                   601,786
  Net realized gain (loss) on investments
    sold.....................................         89,352                     43,284                    (15,393)
  Net change in unrealized appreciation
    (depreciation) on investments............        243,081                     60,569                   (332,831)
                                               -------------               ------------              -------------
    Net Increase in Net Assets Resulting from
      Operations.............................        281,686                     64,328                    253,562
                                               -------------               ------------              -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................       --                          --                        (601,786)
                                               -------------               ------------              -------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares.............................     15,471,301    1,408,416     7,269,024     668,440     14,919,014    1,491,710
  Reinvestment of distributions..............       --            --            --           --             13,886        1,404
  Redemption of shares.......................       (645,322)     (57,598)     (783,438)    (70,133)    (1,227,784)    (122,796)
                                               -------------  -----------  ------------  ----------  -------------  -----------
    Net Increase (Decrease) in Capital
      Transactions...........................     14,825,979    1,350,818     6,485,586     598,307     13,705,116    1,370,318
                                               -------------  -----------  ------------  ----------  -------------  -----------
                                                              -----------                ----------                 -----------
  Net Increase (Decrease) in Net Assets......     15,107,665                  6,549,914                 13,356,892
                                               -------------               ------------              -------------
NET ASSETS--August 31, 1996..................     15,107,665                  6,549,914                 13,356,892
- -----------------------------
                                               -------------               ------------              -------------
OPERATIONS:
  Net investment income (loss)...............        (90,354)                   (63,130)                   450,260
  Net realized gain (loss) on investments....       (133,362)                  (201,524)                    60,329
  Net change in unrealized appreciation
    (depreciation) on investments............      3,226,469                  1,217,298                     87,795
                                               -------------               ------------              -------------
    Net Increase in Net Assets Resulting from
      Operations.............................      3,002,753                    952,644                    598,384
                                               -------------               ------------              -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................       --                          --                        (450,260)
  Net realized gain (loss) on investments
    sold.....................................        (44,429)                   (16,181)                  --
                                               -------------               ------------              -------------
    Total Distribution to Shareholders.......        (44,429)                   (16,181)                  (450,260)
                                               -------------               ------------              -------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares.............................      4,624,904      361,307     2,810,182     230,029      3,603,774      361,955
  Reinvestment of distributions..............         10,879          875         4,532         376         10,125        1,023
  Redemption of shares.......................     (2,016,385)    (158,397)     (876,983)    (73,031)    (1,091,386)    (108,147)
                                               -------------  -----------  ------------  ----------  -------------  -----------
    Net Increase (Decrease) in Capital
      Transactions...........................      2,619,398      203,785     1,937,731     157,374      2,522,513      254,831
                                               -------------  -----------  ------------  ----------  -------------  -----------
                                                              -----------                ----------                 -----------
  Net Increase (Decrease) in Net Assets......      5,577,722                  2,874,194                  2,670,637
                                               -------------               ------------              -------------
NET ASSETS--February 28, 1997 (Unaudited)....  $  20,685,387               $  9,424,108              $  16,027,529
- -----------------------------------------
                                               -------------               ------------              -------------
                                               -------------               ------------              -------------

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

See Notes to Financial Statements.     16              TRANS ADVISER FUNDS, INC.

FOR THE YEAR ENDED AUGUST 31, 1996
AND THE SIX MONTHS ENDED FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                                                                                KENTUCKY                      MONEY
                                                                                TAX-FREE                      MARKET
                                                                                  FUND                         FUND
                                                                        -------------------------  ----------------------------
                                                                           AMOUNT       SHARES        AMOUNT         SHARES
                                                                        ------------  -----------  -------------  -------------
NET ASSETS--September 1, 1995(a)......................................  $    --                    $    --
                                                                        ------------               -------------
- ----------------------------------
OPERATIONS:
  Net investment income (loss)........................................       714,832                   2,473,468
  Net realized gain (loss) on investments sold........................        (2,788)                      2,494
  Net change in unrealized appreciation (depreciation)
    on investments....................................................      (259,742)                   --
                                                                        ------------               -------------
    Net Increase in Net Assets Resulting
      from Operations.................................................       452,302                   2,475,962
                                                                        ------------               -------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income...............................................      (828,883)                 (2,473,468)
                                                                        ------------               -------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares......................................................    28,751,437    2,814,888    446,620,681    446,620,681
  Reinvestment of distributions.......................................       559,139       57,538         84,304         84,304
  Redemption of shares................................................   (13,093,506)  (1,297,814)  (370,344,632)  (370,344,632)
                                                                        ------------  -----------  -------------  -------------
    Net Increase (Decrease) in Capital Transactions...................    16,217,070    1,574,612     76,360,353     76,360,353
                                                                        ------------  -----------  -------------  -------------
                                                                                      -----------                 -------------
  Net Increase (Decrease) in Net Assets...............................    15,840,489                  76,362,847
                                                                        ------------               -------------
NET ASSETS--August 31, 1996...........................................    15,840,489                  76,362,847
- -----------------------------
                                                                        ------------               -------------
OPERATIONS:
  Net investment income (loss)........................................       372,070                   2,125,206
  Net realized gain (loss) on investments.............................        (4,068)                     (1,928)
  Net change in unrealized appreciation (depreciation)
    on investments....................................................       300,184                    --
                                                                        ------------               -------------
    Net Increase in Net Assets Resulting from
      Operations......................................................       668,186                   2,123,278
                                                                        ------------               -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...............................................      (431,726)                 (2,125,206)
  Net realized gain (loss) on investments sold........................       --                           (2,520)
                                                                        ------------               -------------
    Total Distribution to Shareholders................................      (431,726)                 (2,127,726)
                                                                        ------------               -------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares......................................................       519,442       51,065    241,892,119    241,846,519
  Reinvestment of distributions.......................................       180,402       17,695        193,146        193,146
  Redemption of shares................................................    (4,960,263)    (487,815)  (220,754,088)  (220,708,488)
                                                                        ------------  -----------  -------------  -------------
    Net Increase (Decrease) in Capital Transactions...................    (4,260,419)    (419,055)    21,331,177     21,331,177
                                                                        ------------  -----------  -------------  -------------
                                                                                      -----------                 -------------
  Net Increase (Decrease) in Net Assets...............................    (4,023,959)                 21,326,729
                                                                        ------------               -------------
NET ASSETS--February 28, 1997 (Unaudited).............................  $ 11,816,530               $  97,689,576
- -----------------------------------------
                                                                        ------------               -------------
                                                                        ------------               -------------

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

See Notes to Financial Statements.     17              TRANS ADVISER FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Trans Adviser Funds, Inc. (the "Company") is an open-end management investment company incorporated under the laws of the State of Maryland. The Company currently consists of five operational non-diversified investment portfolios, the Growth/Value Fund, the Aggressive Growth Fund, the Intermediate Bond Fund, the Kentucky Tax-Free Fund, and the Money Market Fund (each a "Fund" and collectively the "Funds"). The Funds, except for Money Market Fund, are offered at Net Asset Value ("NAV") plus a sales charge, currently 4.50% of NAV. The Money Market Fund is offered at NAV. The Funds commenced investment operations on the following dates:

Growth/Value Fund         September 29, 1995
Aggressive Growth Fund    September 29, 1995
Intermediate Bond Fund    October 3, 1995
Kentucky Tax-Free Fund    September 27, 1995
Money Market Fund         September 29, 1995

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates but are expected to be immaterial.

The following represent significant accounting policies of the Funds:

SECURITY VALUATION-All securities held by the Money Market Fund are valued utilizing the amortized cost method, which approximates market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Securities, other than short-term, held by the other Funds (the "Bond and Equity Funds") for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors. Securities with a maturity of 60 days or less held by the Bond and Equity Funds are valued at amortized cost.

PREMIUM AMORTIZATION AND DISCOUNT ACCRETION-In all Funds other than the Kentucky Tax-Free Fund, if a fixed income investment is purchased at a premium, the premium is not amortized. The Kentucky Tax-Free Fund amortizes premium on fixed income investments to the maturity (or first call) date using the yield to maturity method. If a fixed income investment is purchased at a discount (other than original issue discount), the discount is not accreted. Original issue discount on fixed income investments is accreted daily using yield to maturity method.

INTEREST AND DIVIDEND INCOME-Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income, if any, are declared daily and paid monthly for the Money Market Fund, the Kentucky Tax-Free Fund, and the Intermediate Bond Fund, and declared and paid annually for the Aggressive Growth Fund and the Growth/Value Fund. Net capital gain, if any, is distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

ORGANIZATION COSTS-The costs incurred by the Funds in connection with their organization and registration of shares have been capitalized and are being amortized using the straight-line method over a five year period beginning with the commencement of the respective Fund's operations. Certain of these costs were paid by Forum Financial Services, Inc. and have been reimbursed by the respective Funds.

                                       18              TRANS ADVISER FUNDS, INC.

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

FEDERAL TAXES-Each Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION-The Company accounts separately for the assets and liabilities and operations of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds.

REPURCHASE AGREEMENTS-The Aggressive Growth Fund, the Intermediate Bond Fund and the Money Market Fund may invest in repurchase agreements. Each Fund, through an agent bank under a tri-party agreement, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price plus accrued interest. The investment adviser is responsible for determining the value of the underlying securities at all times. In the event of default, the Fund may have difficulties with the disposition of such securities.

REALIZED GAIN AND LOSS-Security transactions are accounted for on a trade date basis and realized gain and loss on investments sold are determined on the basis of identified cost.

NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser of the Funds is Trans Financial Bank, N.A. (the "Adviser"). The Adviser receives a monthly advisory fee from the Growth/Value Fund and the Aggressive Growth Fund at an annual rate of 1.00% of the respective Fund's average daily net assets. The Adviser receives a monthly advisory fee from the Intermediate Bond Fund and the Kentucky Tax-Free Fund at an annual rate of 0.40% of the respective Fund's average daily net assets. The Adviser receives a monthly advisory fee from the Money Market Fund at an annual rate of 0.20% of the Fund's average daily net assets. Pursuant to a Sub - Advisory Agreement between the Adviser and Mastrapasqua and Associates, Inc. ("M&A") (the "Sub-Adviser"), the Adviser may delegate certain of its advisory responsibilities to the Sub-Adviser. For its services, M&A is paid by the Adviser as follows: with respect to the Aggressive Growth and the Growth/Value Funds, the Adviser (not the Fund) pays to M&A an annual fee, calculated daily and paid monthly, of 0.50% on the first $100 million of such Funds' combined average daily net assets plus 0.25% of such Funds' combined average daily net assets in excess of $100 million for its services, and, with respect to each other, the Adviser (not the Fund) pays M&A an annual fee, calculated on a daily basis and paid monthly, of 0.03% of average daily net assets for its services.

Effective October 24, 1996, the administrator of the Funds is Forum Administrative Services, LLC ("FAS") and for its services it receives a fee for each Fund equal to the greater of $25,000 per year or 0.15% of the annual average daily net assets of each Fund. Forum Financial Services, Inc. ("Forum") acts as the Company's distributor pursuant to a separate Distribution Agreement with the Company. Forum receives no compensation under that agreement. In addition, certain legal expenses were charged to the Company by FAS amounting to $1,931.

Prior to October 24, 1996, the administrator of the Funds was Forum, and for its services received a fee for each Fund equal to the greater of $25,000 per year or 0.15% of the annual average daily net assets of each Fund.

Forum Financial Corp. ("FFC"), an affiliate of FAS and Forum, serves as the Funds' transfer agent and dividend disbursing agent, and for those services receives an annual fee of $12,000 plus account and series charges. The Company has adopted a shareholder service plan under which the Company pays FAS a shareholder servicing fee at an annual rate of 0.25% of the daily net assets of each Fund. FAS may pay any or all amounts of these payments to various institutions which provide shareholder servicing to their customers. FFC also serves as the Company's fund accountant and is compensated for those services at an amount of $36,000 per year per Fund plus certain amounts based upon the number and types of portfolio transactions within each Fund.

                                       19              TRANS ADVISER FUNDS, INC.

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES
The Adviser has voluntarily waived a portion of its fees and assumed certain expenses of the Funds so that total expenses of the Funds would not exceed a certain limitation. For the six months ended February 28, 1997, fees waived and expenses reimbursed were as follows:

                                                                  FEES WAIVED    EXPENSES REIMBURSED
                                                                 -------------  ----------------------
Growth/Value Fund..............................................    $  12,628          $       --
Aggressive Growth Fund.........................................       39,197                  --
Intermediate Bond Fund.........................................       28,976              29,266
Kentucky Tax-Free Fund.........................................       28,478              33,637
Money Market Fund..............................................       70,760                  --

NOTE 5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term investments) during the six months ended February 28, 1997 were as follows:

                                                            COST OF PURCHASES    PROCEEDS FROM SALES
                                                            ------------------  ---------------------
Growth/Value Fund.........................................     $  6,225,001         $   3,240,579
Aggressive Growth Fund....................................        2,689,176             1,164,824
Intermediate Bond Fund....................................        5,640,333             3,374,356
Kentucky Tax-Free Fund....................................               --             4,519,568

For the period ended February 28, 1997, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for Federal income tax purposes were as follows:

                                                                                    NET APPRECIATION
                                  UNREALIZED APPRECIATION  UNREALIZED DEPRECIATION   (DEPRECIATION)
                                  -----------------------  -----------------------  -----------------
Growth/Value Fund...............       $   3,848,668             $   379,118          $   3,469,550
Aggressive Growth Fund..........           1,773,754                 495,887              1,277,867
Intermediate Bond Fund..........              30,934                 275,970               (245,036)
Kentucky Tax-Free Fund..........              77,419                  36,977                 40,442

NOTE 6. CONCENTRATION OF CREDIT RISK

The Kentucky Tax-Free Fund invests substantially all of its assets in debt obligations of issuers located in the state of Kentucky. The issuers' abilities to meet their obligations may be affected by Kentucky economic or political developments.

                                       20              TRANS ADVISER FUNDS, INC.

FINANCIAL HIGHLIGHTS
- ----------------------------------------------------------------------------

                                         GROWTH                  AGGRESSIVE               INTERMEDIATE
                                         VALUE                     GROWTH                     BOND
                                          FUND                      FUND                      FUND
SELECTED PER SHARE DATA AND     ------------------------  ------------------------  ------------------------
RATIOS FOR A                    SIX MONTHS      YEAR      SIX MONTHS      YEAR      SIX MONTHS      YEAR
SHARE OUTSTANDING THROUGHOUT       ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
THE PERIOD                      2/28/97(f)   8/31/96(a)   2/28/97(f)   8/31/96(a)   2/28/97(f)   8/31/96(a)
                                -----------  -----------  -----------  -----------  -----------  -----------
Net Asset Value, Beginning of
  Period......................   $   11.18    $   10.00    $   10.95    $   10.00    $    9.75    $   10.00
                                -----------  -----------  -----------  -----------  -----------  -----------
Investment Operations
  Net Investment Income
    (Loss)....................       (0.06)       (0.06)(c)      (0.08)      (0.11)(c)       0.31       0.57(c)
  Net Realized and Unrealized
    Gain (Loss) on
    Investments...............        2.22         1.24         1.63         1.06         0.11        (0.25)
                                -----------  -----------  -----------  -----------  -----------  -----------
Total from Investment
  Operations..................        2.16         1.18         1.55         0.95         0.42         0.32
                                -----------  -----------  -----------  -----------  -----------  -----------
Distributions from
  Net Investment Income.......       (0.03)      --            (0.03)      --            (0.31)       (0.57)
  Net Realized Gain on
    Investments...............      --           --           --           --           --           --
                                -----------  -----------  -----------  -----------  -----------  -----------
Total Distributions...........       (0.03)      --            (0.03)      --            (0.31)       (0.57)
                                -----------  -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of
  Period......................   $   13.31    $   11.18    $   12.47    $   10.95    $    9.86    $    9.75
                                -----------  -----------  -----------  -----------  -----------  -----------
                                -----------  -----------  -----------  -----------  -----------  -----------

Total Return(b)............       42.67%(e)    11.80%       30.53%(e)     9.50%        8.79%(e)     3.23%

Ratio/Supplementary Data:
Net Assets at End of Period
  (000's omitted).............   $  20,685    $  15,108    $   9,424    $   6,550    $  16,028    $  13,357
Ratios to Average Net Assets:
  Expenses including
    reimbursement/waiver
    (e).......................        1.95%        1.95%        1.95%        1.95%        0.85%        0.68%
  Expenses excluding
    reimbursement/waiver
    (e).......................        2.09%        2.83%        2.95%        5.05%        1.65%        2.04%
  Net investment income (loss)
    including
    reimbursement/waiver
    (e).......................       (1.02)%      (0.62 )%      (1.61 )%      (1.26 )%       6.22%       6.31%
Average Commission Rate(d)....  $   0.0576   $   0.0700   $   0.0553   $   0.0800          N/A          N/A
Portfolio Turnover Rate.......       18.89%       21.12%       15.45%       15.70%       26.77%       12.38%
- --------------------

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

(b) Total return calculation does not include sales charges.

(c) Using weighted average shares outstanding for the period.

(d) Amount represents the average commission per share paid to brokers on the purchase or sale of equity securities.

(e) Annualized.

(f)  Unaudited.

                                       21              TRANS ADVISER FUNDS, INC.

- ----------------------------------------------------------------------------

                                        KENTUCKY                   MONEY
                                        TAX-FREE                   MARKET
                                          FUND                      FUND
SELECTED PER SHARE DATA AND     ------------------------  ------------------------
RATIOS FOR A                    SIX MONTHS      YEAR      SIX MONTHS      YEAR
SHARE OUTSTANDING THROUGHOUT       ENDED        ENDED        ENDED        ENDED
THE PERIOD                      2/28/97(f)   8/31/96(a)   2/28/97(f)   8/31/96(a)
                                -----------  -----------  -----------  -----------
Net Asset Value, Beginning of
  Period......................   $   10.06    $   10.00    $    1.00    $    1.00
                                -----------  -----------  -----------  -----------
Investment Operations
  Net Investment Income
    (Loss)....................        0.18         0.51(c)       0.03        0.05(c)
  Net Realized and Unrealized
    Gain (Loss) on
    Investments...............        0.25         0.06       --           --
                                -----------  -----------  -----------  -----------
Total from Investment
  Operations..................        0.43         0.57         0.03         0.05
                                -----------  -----------  -----------  -----------
Distributions from
  Net Investment Income.......       (0.26)       (0.51)       (0.03)       (0.05)
  Net Realized Gain on
    Investments...............      --           --           --           --
                                -----------  -----------  -----------  -----------
Total Distributions...........       (0.26)       (0.51)       (0.03)       (0.05)
                                -----------  -----------  -----------  -----------
Net Asset Value, End of
  Period......................   $   10.23    $   10.06    $    1.00    $    1.00
                                -----------  -----------  -----------  -----------
                                -----------  -----------  -----------  -----------
Total Return(b)............        8.90%(e)     5.80%        5.11%(e)     4.70%

Ratio/Supplementary Data:
Net Assets at End of Period
  (000's omitted).............   $  11,817    $  15,840    $  97,690    $  76,363
Ratios to Average Net Assets:
  Expenses including
    reimbursement/waiver
    (e).......................        0.85%        0.82%        0.65%        0.65%
  Expenses excluding
    reimbursement/waiver
    (e).......................        1.72%        1.65%        0.82%        0.99%
  Net investment income (loss)
    including
    reimbursement/waiver
    (e).......................        5.23%        5.30%        4.99%        4.94%
Average Commission Rate(d)....         N/A          N/A          N/A          N/A
Portfolio Turnover Rate.......        0.00%      145.12%         N/A          N/A
- --------------------

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

(b) Total return calculation does not include sales charges.

(c) Using weighted average shares outstanding for the period.

(d) Amount represents the average commission per share paid to brokers on the purchase or sale of equity securities.

(e) Annualized.

(f)  Unaudited.